Reinsurer Agreement No. 15782-00-00

AUTOMATIC/FACULTATIVE YRT

REINSURANCE AGREEMENT

(hereinafter referred to as the “Agreement”)

between

PENN MUTUAL LIFE INSURANCE COMPANY

and

PENN INSURANCE AND ANNUITY COMPANY

Horsham, Pennsylvania

(hereinafter collectively referred to as the “Ceding Company”)

and

RGA REINSURANCE COMPANY

Chesterfield,Missouri

(hereinafter referred to as the “Reinsurer”)

EFFECTIVE:  January 1, 2018

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TABLE OF CONTENTS

ARTICLE 1 – PREAMBLE		5

1.1	PARTIES TO THIS AGREEMENT	5
1.2	COMPLIANCE	5
1.3	CONSTRUCTION	5
1.4	ENTIRE AGREEMENT	5
1.5	SEVERABILITY	5
1.6	WAIVER	5
1.7	BACKDATING TO SAVE AGE	6

ARTICLE 2 – AUTOMATIC REINSURANCE		7

2.1	GENERAL CONDITIONS	7
2.2	RETAINED AMOUNTS	7
2.3	EXPENSE OF ORIGINAL POLICY	7

ARTICLE 3 – FACULTATIVE REINSURANCE		8

ARTICLE 4 – COMMENCEMENT OF LIABILITY		9

4.1	AUTOMATIC REINSURANCE	9
4.2	FACULTATIVE REINSURANCE	9
4.3	CONDITIONAL RECEIPT OR TEMPORARY INSURANCE AGREEMENT	9

ARTICLE 5 – PREMIUM ACCOUNTING		10

5.1	PREMIUMS	10
5.2	PAYMENT OF PREMIUMS	10
5.3	DELAYED PAYMENT	10
5.4	FAILURE TO PAY PREMIUMS	10
5.5	PREMIUM RATE GUARANTEE	11

ARTICLE 6 – POLICY TERMINATIONS, CHANGES AND REINSTATEMENTS		12

6.1	REDUCTIONS AND TERMINATIONS	12
6.2	INCREASES	12
6.3	RISK CLASSIFICATION CHANGES	13
6.4	REINSTATEMENT	13
6.5	NONFORFEITURE BENEFITS	13
6.6	POLICY LOANS	14

ARTICLE 7 – CONVERSIONS, EXCHANGES AND REPLACEMENTS		15

7.1	NOTIFICATION AND PLACEMENT	15
7.2	PREMIUMS	15
7.3	INCREASES IN AMOUNT	15
7.4	FACULTATIVE CONSIDERATIONS	15
7.5	SPECIAL CONTINUATION PROGRAMS	15

ARTICLE 8 – POLICY RESCISSION		16

ARTICLE 9 – CLAIMS		17

9.1	COVERAGE	17
9.2	NOTICE	17
9.3	PROOFS	17
9.4	AMOUNT AND PAYMENT OF REINSURANCE BENEFITS	17
9.5	DISPUTED CLAIMS	18
9.6	CLAIM EXPENSES	18

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9.7	MISREPRESENTATION OR SUICIDE	18
9.8	MISSTATEMENT OF AGE OR GENDER	18
9.9	EXTRA-CONTRACTUAL DAMAGES	18

ARTICLE 10 – RETENTION LIMIT CHANGES		19

ARTICLE 11 – RECAPTURE		20

ARTICLE 12 – GENERAL PROVISIONS		21

12.1	CURRENCY	21
12.2	PREMIUM TAX	21
12.3	INSPECTION OF RECORDS	21
12.4	FORMS, MANUALS, ISSUE RULES AND CLAIMS PRACTICES	21
12.5	ANTI-MONEY LAUNDERING	21
12.6	THE FOREIGN ACCOUNT TAX COMPLIANCE ACT (FATCA)	21
12.7	INTEREST RATE FOR BALANCES IN DEFAULT	22
12.8	CREDIT FOR REINSURANCE	22

ARTICLE 13 – DAC TAX		23

ARTICLE 14 – OFFSET		24

ARTICLE 15 – INSOLVENCY		25

15.1	INSOLVENCY OF A PARTY TO THIS AGREEMENT	25
15.2	INSOLVENCY OF THE CEDING COMPANY	25
15.3	INSOLVENCY OF THE REINSURER	26

ARTICLE 16 – ERRORS AND OMISSIONS		27

ARTICLE 17 – ARBITRATION		29

17.1	GENERAL	29
17.2	NOTICE	29
17.3	PROCEDURE	29
17.4	ARBITRATION COSTS	29
17.5	SITE OF ARBITRATION	30
17.6	ARBITRATION SETTLEMENT	30

ARTICLE 18 – DURATION OF AGREEMENT		31

ARTICLE 19 – REPRESENTATIONS AND WARRANTIES		32

ARTICLE 20 – DEFINITIONS		33

ARTICLE 21 – EXECUTION		36

EXHIBIT A – RETENTION SCHEDULE OF THE CEDING COMPANY		37

A.1	LIFE INSURANCE	37
A.2	CEDING COMPANY RETENTION MANAGEMENT	37

EXHIBIT B – BUSINESS COVERED		38

EXHIBIT C – BINDING LIMITS		39

C.1	REINSURER’S SHARE	39
C.2	AUTOMATIC BINDING LIMITS	39

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C.3	JUMBO LIMITS	39
C.4	CONDITIONAL RECEIPT OR TEMPORARY INSURANCE AGREEMENT	40
C.5	ISSUE AGE LIMITS	40

EXHIBIT D – REINSURANCE PREMIUMS		41

D.1	BASE PLAN PARAMETERS	41
D.2	AGE BASIS	42
D.3	POLICY FEES	42
D.4	SUBSTANDARD RATINGS	42
D.5	FLAT EXTRAS	42
D.6	JOINT LAST SURVIVOR	42
D.7	RIDERS AND BENEFITS	44
D.7	ACCELERATED UNDERWRITING PROGRAM	46

EXHIBIT D – RATE SCHEDULE 1		47

EXHIBIT E – RATE SCHEDULE FOR CONVERSIONS		48

EXHIBIT F – SELF-ADMINISTERED REPORTING		49

F.1	GENERAL REPORTING REQUIREMENTS	49
F.2	BUSINESS REPORTED ELECTRONICALLY	49
F.3	GENERAL STATEMENT SPECIFICATIONS	50
F.4	POLICY EXHIBIT	51
F.5	ACCOUNTING SUMMARY	52

EXHIBIT G – SAMPLE APPLICATION FOR FACULTATIVE REINSURANCE		53

EXHIBIT H – ALLOCATION RULES FOR PLACEMENT OF FACULTATIVE CASES		54

EXHIBIT I – HIGH NET WORTH FOREIGN NATIONAL PROGRAM		55

EXHIBIT J – COUNTRIES ELIGIBLE FOR AUTOMATIC BINDING OF HIGH NET WORTH FOREIGN NATIONALS		57

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ARTICLE 1 – PREAMBLE

1.1    PARTIES TO THIS AGREEMENT

This is a YRT Agreement for indemnity reinsurance (the “Agreement”) solely between Penn Mutual Life Insurance Company and Penn Insurance and Annuity Company, both of Horsham, Pennsylvania, and RGA Reinsurance Company of Chesterfield, Missouri. The Ceding Company and the Reinsurer are collectively referred to as the “parties”.

The acceptance of risks under this Agreement will create no right or legal relationship between the Reinsurer and the insured, owner or beneficiary of any insurance policy or other contract of the Ceding Company.

The Agreement will be binding upon the Ceding Company and the Reinsurer and their respective successors and assigns.

1.2    COMPLIANCE

This Agreement applies only to the issuance of insurance by the Ceding Company in a jurisdiction in which it is properly licensed.

The Ceding Company and the Reinsurer represent that, to the best of their knowledge, they are in compliance with all state and federal laws and regulations applicable to the business reinsured under this Agreement. In the event that either party is found to be in non-compliance with any such law or regulation, the Agreement will remain in effect and the parties will seek to remedy the non-compliance and will Indemnify each other for any direct loss suffered as a result of the non-compliance.

1.3    CONSTRUCTION

This Agreement will be construed in accordance with the laws of the state of Missouri.

1.4    ENTIRE AGREEMENT

This Agreement constitutes the entire agreement between the parties with respect to the business reinsured hereunder. There are no understandings between the parties other than as expressed in this Agreement. Any change or modification to this Agreement will be null and void unless made by amendment to this Agreement and signed by all parties, except as otherwise provided herein.

1.5    SEVERABILITY

If any provision of this Agreement is determined by a court of law to be invalid or unenforceable, such determination will not impair or affect the validity or the enforceability of the remaining provisions of this Agreement to the extent that enforcement of such remaining provisions, without the invalid or unenforceable provision, is consistent with the intent of the parties which is inferred from the provisions of the entire Agreement.

1.6    WAIVER

Either party may choose to waive any provision or right under this Agreement under which performance is owed to them by the other party. Any waiver of provisions or rights by a party to this Agreement must be in writing signed by a duly authorized representative of the party granting the waiver. If either party so elects, it will not be considered to be a permanent waiver of such provision nor in any way affect the validity of this Agreement. The applicable party will still have the right to insist upon the strict adherence to that provision or any other provision of this Agreement in the future.

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1.7     BACKDATING TO SAVE AGE

The Ceding Company will have the right to backdate policies up to six (6) months for the purpose of saving age. Such backdated policies will be covered by this Agreement even if the backdated issue date precedes the Effective Date of this Agreement. Notwithstanding the preceding, backdating to save age is not available to increase the Automatic Binding or Jumbo Limits stated in Exhibit C.

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ARTICLE 2 – AUTOMATIC REINSURANCE

2.1    GENERAL CONDITIONS

On and after the Effective Date of this Agreement, the Ceding Company will automatically cede to the Reinsurer a portion of the life insurance policies, supplementary benefits, and riders listed in Exhibit B.

The Reinsurer will automatically accept its share of the above-referenced policies up to the limits shown in Exhibit C, provided that:

a.	the Ceding Company keeps its Full Retention, as specified in Exhibit A, or otherwise holds its Full Retention on a life under the current policy and/or previously issued in force policies;

b.

the Ceding Company applies the underwriting and reinstatement guidelines, practices, and procedures for risk selection conveyed to the Reinsurer prior to or at the time of pricing, or any Material Changes consented to in writing by the Reinsurer, which are still in use on the coverage commencement date;

c.

the insured, at the time of the application, must be a legal Permanent Resident of the United States, Canada, Puerto Rico, or Guam, or be eligible for the High Net Worth Foreign National Program as outlined in Exhibit I;

d.

the total of the Ultimate Amount of reinsurance required including contractual increases, and the amount already reinsured on that life under this Agreement and all other agreements between the Reinsurer and the Ceding Company, does not exceed the Automatic Binding Limits set out in Exhibit C;

e.

the amount of life insurance in force in all companies, including any coverage to be replaced (except for 1035 exchanges and internal replacements with absolute assignment to the Company), plus the amount currently applied for on that life in all companies, does not exceed the Jumbo Limits stated in Exhibit C;

f.	the application is on a life that is not a Professional Athlete; and

g.

the application is on a life that has not been submitted Facultatively to the Reinsurer or any other reinsurer within the last three (3) years, unless the reason for any prior Facultative submission was solely for capacity that may now be accommodated within the terms of this Agreement.

2.2    RETAINED AMOUNTS

The Ceding Company may not reinsure, on any basis, the amount it has retained on the business covered under this Agreement without prior notification to and agreement of the Reinsurer.

2.3    EXPENSE OF ORIGINAL POLICY

The Ceding Company will bear the expense of all medical examinations, inspection fees and other charges incurred in connection with the Original Policy.

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ARTICLE 3 – FACULTATIVE REINSURANCE

The Ceding Company may submit any application on a plan or rider identified in Exhibit B to the Reinsurer for its consideration on a Facultative basis.

The Ceding Company will apply for reinsurance on a Facultative basis by sending to the Reinsurer an application for Facultative reinsurance, providing the information outlined in Exhibit G. Accompanying this application will be copies of all underwriting evidence that is available for risk assessment including, but not limited to, copies of the application for Insurance, medical examiners’ reports, attending physicians’ statements, inspection reports, Ultimate Amount applied for in all companies, Ultimate Amount to be placed in all companies and Ultimate Amount to be in force in all companies, and any other information bearing on the insurability of the risk. The Ceding Company also will notify the Reinsurer of any outstanding underwriting requirements at the time of the Facultative submission. Any subsequent information received by the Ceding Company that is pertinent to the risk assessment will be promptly transmitted to the Reinsurer.

The Ceding Company has the responsibility to clearly identify the Ultimate Amount as the face amount to be reinsured at the time a request for coverage is made so that the Reinsurer’s underwriters are aware of the highest projected Policy Death Benefit amount. The highest Reinsured Net Amount at Risk can never exceed the amount of the Reinsurer’s offer. Year-to-year changes in risk will be shared proportionately, determined by the amount of retention relative to the amount of reinsurance, unless specified otherwise.

After consideration of the application for Facultative reinsurance and related information, the Reinsurer will promptly inform the Ceding Company of its underwriting decision. The Reinsurer’s offer will expire at the end of one hundred twenty (120) days, unless otherwise specified by the Reinsurer.

If the underwriting decision is acceptable, the Ceding Company will notify the Reinsurer of its acceptance of the offer. If any risk is to be submitted to more than one Reinsurer for consideration, the current allocation rules for placement of Facultative cases as outlined in Exhibit H will apply. If the Ceding Company fails to accept the Reinsurer’s offer, the Reinsurer’s offer shall expire and no reinsurance coverage shall exist on the risk. Article 16 - Errors and Omissions, shall not apply to this Article.

The relevant terms and conditions of this Agreement will apply to those Facultative offers made by the Reinsurer and accepted by the Ceding Company.

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ARTICLE 4 – COMMENCEMENT OF LIABILITY

4.1    AUTOMATIC REINSURANCE

For Automatic reinsurance, the Reinsurer’s liability will commence at the same time as the Ceding Company’s liability.

4.2     FACULTATIVE REINSURANCE

For Facultative reinsurance, the Reinsurer’s liability will commence at the same time as the Ceding Company’s liability, provided that the Reinsurer has made a binding Facultative offer and that offer was accepted, during the lifetime of the insured, in accordance with the terms of this Agreement.

4.3     CONDITIONAL RECEIPT OR TEMPORARY INSURANCE AGREEMENT

Reinsurance coverage under a Conditional Receipt or Temporary Insurance Agreement is limited to the Reinsurer’s share of amounts within the Conditional Receipt or Temporary Insurance Agreement specified in Exhibit C. Reinsurance coverage is limited to one Conditional Receipt or Temporary Insurance Agreement per application on a life regardless of how many receipts are issued or initial premiums are accepted by the Ceding Company. The Reinsurer will accept liability provided that:

a.	the Reinsurer has reviewed and approved the Conditional Receipt form or Temporary Insurance Agreement; and

b.

the risk is eligible for Automatic reinsurance under this Agreement; or the Reinsurer has made a Facultative offer during the lifetime of the insured and the Ceding Company would have accepted that offer based on the allocation rules for placement of Facultative cases in Exhibit H; and

c.	the Ceding Company, its agents, or representatives have followed its normal cash-with-application procedures for such coverage.

After a policy has been issued, no reinsurance benefits are payable under this pre-issue coverage provision.

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ARTICLE 5 – PREMIUM ACCOUNTING

5.1     PREMIUMS

Reinsurance premium rates paid by the Ceding Company for life insurance and other benefits reinsured under this Agreement are shown in Exhibit D. The rates will be applied to the Reinsured Net Amount at Risk.

5.2    PAYMENT OF PREMIUMS

Reinsurance premiums are payable as follows:

a.	For all Guaranteed Level Term Plans: annually in advance
b.	For Whole Life Plans: annually in advance
c.	For all other covered plans: monthly in advance
d.	For all covered riders and benefits: same as the base plan to which they are attached

The Ceding Company will calculate the amount of reinsurance premium due and, within thirty (30) days after the end of the month, will send the Reinsurer a statement that contains the information shown in Exhibit F, showing reinsurance premiums due for that period. The Ceding Company will remit amounts due the Reinsurer at the same time as the statement.

5.3     DELAYED PAYMENT

If premium balances remain unpaid for more than sixty (60) days after they are due pursuant to Article 5.2 above, the Reinsurer reserves the right to charge interest from the end of the reporting period. Interest will be calculated using the index specified in Article 12.7.

5.4     FAILURE TO PAY PREMIUMS

The payment of reinsurance premiums is a condition precedent to the liability of the Reinsurer for reinsurance covered by this Agreement. In the event that reinsurance premiums are not paid within sixty (60) days after they are due pursuant to Article 5.2 above, the Reinsurer will have the right to terminate the reinsurance for all policies having reinsurance premiums in arrears. If the Reinsurer elects to exercise its right of termination, it will give the Ceding Company ninety (90) days written notice of its intention. Such notice will be sent by certified mail or overnight courier service (e.g. Federal Express).

If all reinsurance premiums in arrears, including any that become in arrears during the ninety (90) day notice period, are not paid before the expiration of the notice period, the Reinsurer will be relieved of all liability under those policies as of the last date to which premiums have been paid for each policy. Reinsurance on policies on which reinsurance premiums subsequently fall due will automatically terminate as of the last date to which premiums have been paid for each policy, unless reinsurance premiums on those policies are paid on or before their due date pursuant to Article 5.2 above.

Terminated reinsurance may be reinstated, subject to approval by the Reinsurer, within thirty (30) days of the date of termination, and upon payment of all reinsurance premiums in arrears including any interest accrued thereon. The Reinsurer will have no liability for any claims incurred between the date of termination and the date of the reinstatement of the reinsurance. The right to terminate reinsurance will not prejudice the Reinsurer’s right to collect premiums for the period during which reinsurance was in force prior to the expiration of the ninety (90) day notice.

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The Ceding Company may not force termination under the provisions of this Article to avoid the provisions regarding recapture in Article 11, nor to transfer the reinsured policies to another Reinsurer.

5.5     PREMIUM RATE GUARANTEE

Although the Reinsurer anticipates that the premium rates in Exhibit D will apply indefinitely, rates are guaranteed for one year. The premium rates applicable to the business reinsured under this Agreement will not exceed the greater of: (1) the reinsurance premium rates specified in Exhibit D, or (2) the YRT net premiums calculated with the 2001 CSO Male/Female, Nonsmoker/Smoker, Select and Ultimate, ANB tables and statutory maximum interest rate for the reinsured business.

In the event of a rate increase, the Reinsurer shall provide ninety (90) days written notice to the Ceding Company, stating that it is exercising its right to increase reinsurance premium rates on in-force policies reinsured under this Agreement. The rate increase will be effective on the first date that reinsurance premium is due following the expiration of the ninety (90) day notice period. During the ninety (90) days following receipt of such written notice, the Ceding Company may recapture the affected block of reinsured policies upon written notice to the Reinsurer, without payment of a recapture fee. Each reinsured policy will be recaptured on the first date that reinsurance premium is due following the expiration of the ninety (90) day notice period.

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ARTICLE 6 – POLICY TERMINATIONS, CHANGES AND REINSTATEMENTS

Whenever a change is made in the status, plan, amount or other feature of a policy reinsured under this Agreement, the Reinsurer will, upon receipt of notification of the change, consider adjusted reinsurance coverage in accordance with the provisions of this Article. The Ceding Company will notify the Reinsurer of any change within ninety (90) days after its effective date.

6.1    REDUCTIONS AND TERMINATIONS

In the event of a reduction, lapse or termination of a policy or policies on a life that is/are reinsured under this Agreement, the Ceding Company will reduce or terminate reinsurance on that life. The Reinsurance Death Benefit on the life with all reinsurers will be reduced, effective on the same date, by the amount required such that the Ceding Company maintains its Retention as defined in Exhibit A. If the policies are reinsured with multiple reinsurers, the reinsurance will be reduced by the ratio of the amount of reinsurance in each company to the total outstanding reinsurance on the risk involved.

The Ceding Company will not backfill retention for a reduction, lapse or termination on policy or policies as they occur due to constraints of the current administrative system. However, at the time that a new policy is issued, or a face amount increases, the administrative system will backfill retention on the new coverage taking into consideration all inforce policies for that life, as specified in the Agreement.

In the event of the reduction, lapse, death claim or termination of a policy or policies reinsured under this Agreement, the Reinsurer will refund any unearned reinsurance premiums. The reinsured portion of any policy fee will be deemed earned for the entire policy year if the policy was reinsured during any portion of that policy year.

6.2     INCREASES

a.	Non-contractual Increases

If the Initial Death Benefit is increased as a result of a non-contractual change, the increase will be underwritten by the Ceding Company in accordance with the underwriting guidelines, practices, and procedures for risk selection conveyed to the Reinsurer prior to or at the time of pricing, or any Material Changes consented to in writing by the Reinsurer, which are still in use on the coverage commencement date.

Such increases will be considered New Business and be subject to all provisions under this Agreement. If a request for an increase in the amount of insurance is made for a reinsured policy and the insured meets the Ceding Company’s underwriting requirements and the increased amount is approved under the policy, then the increase will be added to the policy as a new layer. The increased risk amount will have a separate benefit or cession record and its own effective date. Reinsurance premiums for the increased risk amounts only, will be first-year premiums using the rates as stated in Exhibit D.

The Reinsurer will assume its share of the entire amount in excess of the Ceding Company’s Full Retention. Premiums for the additional reinsurance will be based on the issue age, mortality rating, underwriting class and duration since the time of underwriting of the increase. If the reinsurance is Automatic, the Automatic Binding Limits or Jumbo Limits shown in Exhibit C must not be exceeded without Reinsurer approval. If the increase is Facultative, the Reinsurer’s approval is required in all cases and the amount of reinsurance must not exceed the Ultimate Amount included in the Facultative offer.

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b.	Contractual and Regulatory Increases

Reinsurance of increases in amount resulting from contractual policy provisions will be based on the issue age, mortality rating, underwriting class and duration from issue of the Original Policy. The underwriting requirements for policies and riders with contractual increases will be based on the Ultimate Amount.

The Reinsurer will assume its share of the entire amount in excess of the Ceding Company’s Full Retention. Premiums for the additional reinsurance will be based on the issue age, mortality rating, underwriting class and duration since the time of underwriting of the increase. If the reinsurance is Automatic, the Ultimate Amount must not exceed the Automatic Binding or Jumbo Limits shown in Exhibit C. If the reinsurance is Facultative, the amount of reinsurance must not exceed the Ultimate Amount included in the Facultative offer.

Any change in the Policy Net Amount at Risk due to changes in the policy’s account value or cash value will be allocated proportionately between the Ceding Company and the Reinsurer.

6.3     RISK CLASSIFICATION CHANGES

If the policyholder requests a substandard table rating reduction or removal of a Flat Extra, such change will be underwritten in accordance with the underwriting guidelines, practices, and procedures for risk selection conveyed to the Reinsurer prior to or at the time of pricing, or any Material Changes consented to in writing by the Reinsurer, which are still in use on the coverage commencement date. Such changes on Facultative policies will be subject to the Reinsurer’s approval.

6.4     REINSTATEMENT

Any policy originally reinsured in accordance with the terms and conditions of this Agreement by the Ceding Company may be automatically reinstated with the Reinsurer as long as the policy is reinstated in accordance with the established procedures and rules of the Ceding Company previously provided to the Reinsurer. If a proposed policy reinstatement is subject to new underwriting based on the Ceding Company’s established procedures and rules, the Automatic Binding Limit and Jumbo Limit in effect at the time of the reinstatement and a new suicide and contestable period shall apply. Any policy reinstatement exceptions deviating from established procedures and rules previously disclosed to the Reinsurer must be approved by the Reinsurer prior to ceding the reinstatement to the Reinsurer. Any policy originally reinsured with the Reinsurer on a Facultative basis which has been in a lapsed status for more than ninety (90) days must be submitted with underwriting requirements and approved by the Reinsurer prior to ceding the reinstatement to the Reinsurer. The Ceding Company will pay the Reinsurer any reinsurance premiums due from the date of lapse to the effective date of reinstatement of such policies. The Reinsurer will have no liability for the reinstatement or compromise of a lapsed policy, either by agreement or judgment wherein the policy was lapsed for a longer time period than that stated in the Ceding Company’s established reinstatement guidelines.

6.5     NONFORFEITURE BENEFITS

a.	Extended Term

If the Original Policy lapses and extended term insurance is elected under the terms of the policy, reinsurance will continue on the same basis as under the Original Policy until the expiration of the extended term period.

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b.	Reduced Paid-Up

If the Original Policy lapses and reduced paid-up insurance is elected under the terms of the policy, the amount reinsured will be reduced in accordance with the procedures outlined in Article 6.1.

6.6     POLICY LOANS

The Reinsurer does not participate in policy loans nor other forms of indebtedness on policies reinsured under this Agreement; therefore, policy loans do not affect the Reinsured Net Amount at Risk.

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ARTICLE 7 – CONVERSIONS, EXCHANGES AND REPLACEMENTS

7.1    NOTIFICATION AND PLACEMENT

If a policy reinsured under this Agreement is converted, exchanged or replaced, the Ceding Company will notify the Reinsurer within ninety (90) days after the effective date of the conversion, exchange or replacement. A policy resulting from an internal exchange or replacement will be underwritten by the Ceding Company in accordance with Its underwriting guidelines, practices and procedures for exchanges and replacements. Conversions, exchanges or replacements of policies previously reinsured with the Reinsurer will continue to be reinsured with the Reinsurer, except as noted in Article 7.4, in an amount not to exceed the original Reinsured Net Amount at Risk, unless such conversion, exchange or replacement meets all the criteria for New Business and is ceded as such.

Unless mutually agreed otherwise, policies that are not reinsured with the Reinsurer and that are converted or exchanged to or replaced by a plan covered under this Agreement will not be reinsured hereunder unless such conversion, exchange or replacement meets all the criteria for New Business and is ceded as such.

7.2    PREMIUMS

Reinsurance premium rates for the resulting New Policy will be the rates shown in Exhibit E. The pay percents contained in Exhibit D.1 do not apply to the Exhibit E rates. Reinsurance premiums for the converted New Policy or permanent plan continuation will be on a point-in-scale basis from the original issue age, underwriting class and duration since the issuance of the Original Policy. Continuations, exchanges and replacements that meet all the criteria for New Business will be ceded at New Business rates. To calculate reinsurance premiums for off-anniversary conversions, the duration of the converted policy shall be rounded to the nearest duration based on the issue date of the Original Policy. If the conversion occurs during the first six (6) months following the issue date of the Original Policy, the first year rates for the converted policy shall apply. If the conversion occurs later than six (6) months after the issue date of the Original Policy, then renewal rates shall apply. Policies converting to joint life plans will have their premium rates Frasierized according to the procedure detailed in Exhibit D.6.

7.3    INCREASES IN AMOUNT

If the New Policy is issued with an increase in the Initial Death Benefit, then the provisions of Article 6.2.a will apply to the increased amount.

7.4    FACULTATIVE CONSIDERATIONS

The Reinsurer’s approval to exchange or replace the Original Policy will be required if the Original Policy was reinsured on a Facultative basis, and the New Policy is fully underwritten by the Ceding Company.

7.5    SPECIAL CONTINUATION PROGRAMS

The Ceding Company will not introduce any special continuation programs involving policies reinsured under this Agreement without the Reinsurer’s prior written approval, unless the subsequently issued policies qualify as New Business. Reinsurer approval is not required for customary marketing of conversion privileges as provided by the terms of the Original Policy.

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ARTICLE 8 – POLICY RESCISSION

If it is determined that a policy reinsured under this Agreement should be rescinded due to misrepresentation by the policy owner or the insured, the Reinsurer will pay its share of reasonable investigation and legal expenses connected with the rescission action. If it is determined that multiple similarly situated policies reinsured under this Agreement should all be rescinded for the same reason or reasons, the Ceding Company must consult with the Reinsurer in advance of incurring the investigation and legal expenses.

The Reinsurer will not reimburse the Ceding Company for routine expenses, Including but not limited to the Ceding Company’s home office expenses, compensation of salaried officers and employees, and any legal expenses other than third party expenses incurred by the Ceding Company.

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ARTICLE 9 – CLAIMS

9.1    COVERAGE

Claims covered under this Agreement are for the plans and any additional benefits specified in Exhibit B.

9.2    NOTICE

The Ceding Company will promptly notify the Reinsurer after it receives a claim on a policy reinsured under this Agreement, optimally no later than three (3) months after receiving notice of the death of the insured.

For claims on living benefit products, the Ceding Company will promptly notify the Reinsurer, optimally within three (3) months after the trigger for the benefit payment has occurred.

For Joint Last Survivor plans, the Ceding Company, if notified, will also notify the Reinsurer at time of the first death.

9.3    PROOFS

The Ceding Company will promptly provide the Reinsurer with proper claim proofs, which are a copy of the proof of payment by the Ceding Company, a copy of the insured’s death certificate and a copy of the claimant’s statement. It is the Ceding Company’s sole decision to determine whether a claim is payable. The Reinsurer may request, and the Ceding Company will send, all documents in connection with any claim reinsured under this Agreement, including all underwriting papers connected with that claim.

9.4    AMOUNT AND PAYMENT OF REINSURANCE BENEFITS

As soon as the Reinsurer receives proper claim notice and proper claim proofs, the Reinsurer will promptly pay its Proportionate Share of all payable claims eligible for coverage under this Agreement. However, if the Ceding Company wishes to pay any ex gratia payment above and beyond what is contractually obligated, then the Ceding Company will accept the entire liability for such additional payment unless the Reinsurer has expressly agreed to participate.

The maximum Reinsured Net Amount at Risk payable to the Ceding Company under this Agreement is the risk amount specifically reinsured with the Reinsurer. The Reinsurer will also pay its Proportionate Share of the interest on the death proceeds through the date of settlement that the Ceding Company is required to pay, either by law or under the terms of the policy.

Life benefit payments will be made in a single sum, regardless of the Ceding Company’s settlement options.

Accelerated Benefits

Upon payment by the Ceding Company of a partial accelerated benefit under an Accelerated Death Benefit Rider reinsured under this Agreement, the Ceding Company will promptly provide the Reinsurer with proper claim proofs as stated in Article 9.3, excluding a copy of the insured’s death certificate. Upon receipt of a proper claim notice and proper claim proofs, the Reinsurer will promptly pay its Proportional Share of the partial, discounted accelerated benefit. Reinsurance on the remaining reduced policy will continue until the insured’s death at which time the Ceding Company shall submit a claim for the remaining Reinsured Net Amount at Risk held by the Reinsurer.

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9.5    DISPUTED CLAIMS

The Ceding Company will promptly notify the Reinsurer of any contest, compromise or litigation as a result of a denial of a claim involving a policy reinsured under this Agreement or as a result of rescission of a policy reinsured under this Agreement. Unless it declines to be a party to such action, the Reinsurer will pay its share of any settlement and third party investigation fees based on the proportion that the amount of reinsurance bore to the amount payable on the date of death of the insured, up to the maximum that would have been payable under the specific policy had there been no dispute, except as specified below.

If the Reinsurer declines to be a party to said contest, compromise or litigation, it will pay its full share of the amount reinsured, as if there had been no contest, compromise or litigation. The Reinsurer will also pay its share of covered expenses incurred to the date it notifies the Ceding Company It declines to be a party.

9.6    CLAIM EXPENSES

The Reinsurer will pay its Proportionate Share of reasonable claim investigation and legal expenses connected with the litigation or settlement of claims payable under this Agreement unless the Reinsurer has discharged its liability pursuant to Article 9.5 above. If the Reinsurer has so discharged its liability, the Reinsurer will not participate in any expenses incurred thereafter.

The Reinsurer will not reimburse the Ceding Company for routine claim and administration expenses, including but not limited to the Ceding Company’s home office expenses, compensation of salaried officers and employees, and any legal expenses, other than third party expenses incurred by the Ceding Company. For purposes of this Article 9.6, claim investigation expenses do not include expenses incurred by the Ceding Company as a result of a dispute or contest arising out of conflicting claims of entitlement to policy proceeds or benefits as covered in Article 9.5.

9.7    MISREPRESENTATION OR SUICIDE

If the Ceding Company returns premium to the policyowner or beneficiary as a result of fraud or misrepresentation within the policy contestable period or suicide of the insured, the Reinsurer will refund reinsurance premiums received on that policy without interest to the Ceding Company in lieu of any other form of reinsurance benefit payable under this Agreement.

9.8    MISSTATEMENT OF AGE OR GENDER

In the event of a change in the amount of the Ceding Company’s liability on a policy due to a misstatement of age or gender, the Reinsurer’s liability on its Proportionate Share will change within the terms of this Agreement. The Reinsured Net Amount at Risk will be adjusted from the inception of the Original Policy, and any difference will be settled without interest.

9.9    EXTRA-CONTRACTUAL DAMAGES

In no event shall the Reinsurer be liable for any Extra-Contractual Obligations awarded against the Ceding Company as a result of any act, omission or course of conduct committed solely by the Ceding Company, its agents or representatives in connection with claims under this Agreement, nor for any legal fees or expenses incurred in the defense of such claims.

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ARTICLE 10 – RETENTION LIMIT CHANGES

If the Ceding Company changes its Retention limits as shown in Exhibit A.1, it will provide the Reinsurer with prompt written notice of the intended changes.

A change to the Ceding Company’s Retention limits will not affect policies reinsured under this Agreement except as specifically provided elsewhere in this Agreement. Furthermore, unless agreed between the parties, an increase in the Ceding Company’s Retention limit will not increase the Automatic Binding Limits.

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ARTICLE 11 – RECAPTURE

Whenever the Ceding Company increases its Maximum Retention Per Life as set forth in Exhibit A.1, the Ceding Company will notify the Reinsurer of its intent to recapture to the new Retention limits. To effect recapture, the Ceding Company must notify the Reinsurer of its intent to do so within ninety (90) days of the effective date of the increase in its Maximum Retention Per Life. If the Ceding Company has maintained its Maximum Retention Per Life for the plan and the insured’s issue age, sex, and mortality classification, it may apply its increased Retention limits to reduce the amount of reinsurance in force as follows:

a.

the Ceding Company must give the Reinsurer ninety (90) days written notice prior to its intended date of the commencement of recapture. The notice must indicate whether or not Facultatively reinsured policies are included in the recapture; and

b.

the effective date of the reduction of reinsurance on affected policies shall be the later of the first policy anniversary immediately following the expiration of the ninety (90) day notice period or the policy anniversary date when the required minimum years is attained. No reduction will be made until a policy has been in force for at least its level premium period for term plans or twenty (20) years for permanent plans and the One Year Term Plan, for policies where the corporate maximum dollar Retention was held at issue, up to the then current increased Retention; and

c.	if any policy is recaptured, all policies eligible for recapture under this Article shall be recaptured in a consistent manner; and

d.

no recapture will be made unless the Ceding Company retained its corporate maximum dollar limit of Retention for the plan, age and mortality rating at the time the policy was issued. No recapture will be allowed in any class of fully reinsured business nor in any classes of risks for which the Ceding Company established special Retention limits less than the Ceding Company’s Maximum Retention Per Life for the plan, age, and mortality rating at the time the policy was issued; and

e.	The Ceding Company’s decision not to backfill retention, per Article 6, will not impact their ability to recapture, provided all other conditions listed above are met.

If portions of a policy reinsured under this Agreement have been reinsured with more than one reinsurer, the Ceding Company must allocate the reduction in reinsurance so that the amount reinsured by each reinsurer after the reduction is proportionately the same as if the new Maximum Retention Per Life had been in effect at the time of issue. Recapture is not available due to any change in the financial condition of the Reinsurer other than as stated in Article 15, Insolvency.

The amount of reinsurance eligible for recapture is based on the Reinsured Net Amount at Risk as of the date of recapture. For a policy issued as a result of continuation, exchange, replacement, re-entry or conversion, the recapture terms of the reinsurance agreement covering the Original Policy will apply, and the duration for the purpose of recapture will be measured from the effective date of the reinsurance on the Original Policy.

After the effective date of recapture, the Reinsurer will not be liable for any benefits on reinsured policies or portions of such reinsured policies eligible for recapture that the Ceding Company has overlooked.

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ARTICLE 12 – GENERAL PROVISIONS

12.1  CURRENCY

All payments and reporting by all parties under this Agreement will be made in United States dollars.

12.2  PREMIUM TAX

The Reinsurer will not reimburse the Ceding Company for premium taxes.

12.3  INSPECTION OF RECORDS

The Reinsurer and the Ceding Company, or their duly authorized representatives, will have the right to inspect original papers, records and all documents relating to the business reinsured under this Agreement. These documents will be made available during normal office hours to a representative of either company who will be named in advance; notification of such visits will normally be given two (2) weeks in advance and even in urgent cases at least forty-eight (48) hours in advance.

12.4  FORMS, MANUALS, ISSUE RULES AND CLAIMS PRACTICES

The Ceding Company affirms that it has supplied the Reinsurer with the underwriting guidelines, issue rules, policy forms, and reinstatement guidelines and applications in use as of the Effective Date of this Agreement for the policies reinsured hereunder. Further, the Ceding Company affirms that it follows claims handling practices and procedures which are standard and customary to the life insurance industry.

The Ceding Company will promptly notify the Reinsurer of any proposed Material Changes in its underwriting guidelines, issue rules, policy forms, reinstatement guidelines and applications, and claims practices and procedures. This Agreement will not extend to policies issued pursuant to a Material Change unless the Reinsurer has consented in writing to accept policies subject to the Material Change.

It is the Ceding Company’s responsibility to ensure that its practice and applicable forms are in compliance with current Medical Information Bureau (MIB) guidelines.

12.5  ANTI-MONEY LAUNDERING

The Ceding Company has established and will maintain policies and procedures to comply with applicable laws and regulations relating to anti-money laundering and anti-terrorism financing activities including, without limitation, the U.S.A. Patriot Act, the lists promulgated or maintained by the United States Department of Treasury naming specially designated nationals or blocked persons, and any other laws, regulations, executive orders or similar actions that impose sanctions or prohibit or restrict transactions or relations with designated persons, entities, organizations or governments.

12.6  THE FOREIGN ACCOUNT TAX COMPLIANCE ACT (FATCA)

Both the Reinsurer and the Ceding Company agree to provide all information necessary to comply with the Foreign Account Tax Compliance Act (FATCA) consistent with Sections 1471 – 1474 of the U.S. Internal Revenue Code and any Treasury Regulations, or other guidance issued pursuant thereto, including, without limitation, as applicable, Forms W-9, Forms W-8BEN-E, any information necessary for the parties to enter into an agreement described in Section 1471(b) of the U.S. Internal Revenue Code and to comply with the terms of that agreement or to comply with the terms of any inter-governmental agreements between the U.S. and any other jurisdictions relating to FATCA. This information shall be provided promptly upon reasonable request by either party to this Agreement and promptly upon learning that any such information previously provided has become obsolete or incorrect.

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The parties to this Agreement acknowledge that if they fail to supply such information on a timely basis, it may be subject to a 30% U.S. withholding tax imposed on payments of U.S. source income.

12.7  INTEREST RATE FOR BALANCES IN DEFAULT

The Reinsurer and Ceding Company reserve the right to charge interest at the prime rate plus two percent (2%) as stated in the Wall Street Journal on the 1st business day in January prior to the due date of the claims or premium when death claims or renewal premiums are not paid within sixty (60) days of the due date.

12.8  CREDIT FOR REINSURANCE

The parties intend that the Ceding Company will receive statutory reserve credit in its state of domicile for reinsurance provided under this Agreement. The parties agree to use reasonable efforts to ensure that such reserve credit will remain available to the Ceding Company.

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ARTICLE 13 – DAC TAX

The Ceding Company and the Reinsurer hereby agree to the following, pursuant to Section 1.848-2(g)(8) of the Income Tax Regulation issued December 1992, under Section 848 of the Internal Revenue Code of 1986:

a.	the term “party” refers to either the Ceding Company or the Reinsurer, as appropriate;

b.	the terms used in this Article are defined by reference to Regulation Section 1.848-2, effective December 29, 1992;

c.

the party with the net positive consideration for this Agreement for each taxable year will capitalize specified policy acquisition expenses with respect to this Agreement without regard to the general deductions limitation of Section 848(c)(1);

d.	all parties agree to exchange information pertaining to the amount of net consideration under this Agreement each year to ensure consistency, or as otherwise required by the Internal Revenue Service;

e.

the Reinsurer will submit a schedule to the Ceding Company by April 1 of each year of its calculation of the net consideration for the preceding calendar year. This schedule of calculations will be accompanied by a statement stating that the Reinsurer will report such net consideration in its tax return for the preceding calendar year;

f.

the Ceding Company may contest such calculation by providing an alternative calculation to the Reinsurer by May 1 of the year following the end of the taxable year. If the Ceding Company does not notify the Reinsurer by May 1, the net considerations reported in the respective tax returns will be the value as defined in Item (e) above;

g.

if the Ceding Company submits its alternative calculation, the parties will act in good faith to reach an agreement on the correct amount within thirty (30) days of the date the Ceding Company submits its alternative calculation. If the Ceding Company and the Reinsurer reach agreement on an amount of the net consideration, each party shall report such amount in their respective tax returns for the previous calendar year; and

h.

the Ceding Company and the Reinsurer represent and warrant that they are subject to United States taxation under either Subchapter L or Subpart F of Part III of Subchapter N of the Internal Revenue Code of 1986, as amended.

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ARTICLE 14 – OFFSET

Any undisputed debts or credits, in favor of or against either the Reinsurer or the Ceding Company with respect to this Agreement or any other reinsurance agreement between the parties, are deemed mutual debts or credits and may be offset, and only the balance will be allowed or paid.

The right of offset will not be affected or diminished because of the insolvency of either party.

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ARTICLE 15 – INSOLVENCY

15.1  INSOLVENCY OF A PARTY TO THIS AGREEMENT

A party to this Agreement will be deemed insolvent when it:

a.	applies for or consents to the appointment of a receiver, rehabilitator, conservator, liquidator or statutory successor of its properties or assets; or

b.	is adjudicated as bankrupt or insolvent; or

c.

files or consents to the filing of a petition in bankruptcy, seeks reorganization to avoid insolvency or makes formal application for any bankruptcy, dissolution, liquidation or similar law or statute; or

d.	becomes the subject of an order to rehabilitate or an order to liquidate as defined by the insurance code of the jurisdiction of the party’s domicile.

15.2  INSOLVENCY OF THE CEDING COMPANY

In the event of the insolvency of the Ceding Company, all reinsurance payments due under this Agreement will be payable directly to the liquidator, rehabilitator, receiver, or statutory successor of the Ceding Company, without diminution because of the insolvency, for those claims allowed against the Ceding Company by any court of competent jurisdiction or by the liquidator, rehabilitator, receiver or statutory successor having authority to allow such claims.

In the event of insolvency of the Ceding Company, the liquidator, rehabilitator, receiver or statutory successor will give written notice to the Reinsurer of all pending claims against the Ceding Company on any policies reinsured within a reasonable time after such claim is filed in the insolvency proceeding. While a claim is pending, the Reinsurer may investigate and interpose, at its own expense, in the proceeding where the claim is adjudicated, any defense or defenses that it may deem available to the Ceding Company or its liquidator, rehabilitator, receiver or statutory successor.

The expense incurred by the Reinsurer will be chargeable, subject to court approval, against the Ceding Company as part of the expense of liquidation to the extent of a Proportionate Share of the benefit that may accrue to the Ceding Company solely as a result of the defense undertaken by the Reinsurer. Where two or more Reinsurers are participating in the same claim and a majority in interest elects to interpose a defense or defenses to any such claim, the expense will be apportioned in accordance with the terms of this Agreement as though such expense had been incurred by the Ceding Company.

The Reinsurer will be liable only for the amounts reinsured and will not be or become liable for any amounts or reserves to be held by the Ceding Company on policies reinsured under this Agreement.

This insolvency clause shall not preclude the Reinsurer from asserting any excuse or defense to payment of this reinsurance other than the excuses or defenses of the insolvency of the Ceding Company and the failure of the Ceding Company’s liquidator, receiver, conservator or statutory successor to pay all or a portion of any claim.

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15.3  INSOLVENCY OF THE REINSURER

In the event of the Reinsurer’s insolvency, the Ceding Company may immediately cancel the Agreement for future new business and will notify the Reinsurer in writing of its intent within ninety (90) days of the insolvency determination. The parties agree to waive the notification period for this cancellation. The effective date will be no earlier than the effective date of the Reinsurer’s insolvency.

In addition, the Ceding Company may provide the Reinsurer with written notice of its intent to recapture all reinsurance in force under this Agreement regardless of the duration the reinsurance has been in force or the amount retained by the Ceding Company on the policies but only if the undisputed amounts due from the Reinsurer to the Ceding Company have gone unpaid for more than ninety (90) days (the “payment delinquency period”). The Ceding Company agrees to immediately notify RGA US Mortality Claims Management via email (ClaimManagement@rgare.com) of any undisputed claim that remains pending for sixty (60) days. The Ceding Company must make the recapture election within ninety (90) days of the Reinsurer’s insolvency, or the end of the payment delinquency period, if later. Recapture must be effective no earlier than the date of Reinsurer’s insolvency and no later than twelve (12) months following the Reinsurer’s insolvency.

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ARTICLE 16 – ERRORS AND OMISSIONS

If either the Ceding Company or Reinsurer shall fail to perform an obligation under this Agreement and such failure shall be the result of an Error on the part of the Ceding Company or Reinsurer, such Error shall be corrected by restoring the Ceding Company and Reinsurer to the positions they would have occupied had no such Error occurred. Upon discovery of the Error by a party, they shall promptly notify the other party, providing as much detail as is available about the circumstances. Additionally, the notifying party shall propose a resolution to the Error which shall include actions that will be taken to avoid similar Errors in the future. If it is not possible to restore each party to the position it would have occupied but for the Error, the parties will endeavor in good faith to promptly resolve the situation in a manner that is fair and reasonable, and most closely approximates the intent of the parties as evidenced by the Agreement. However, in no case shall an Error or omission create reinsurance coverage that would not have existed in the absence of the Error or omission.

This provision shall apply only to clerical Errors relating to the administration of reinsurance covered by this Agreement and not to the administration of the insurance provided by the Ceding Company to its insured.

Issues arising out of the application of the underwriting guidelines as described in Article 2.1.b and the use of any Automatic Binding Limits, or grossly negligent, deliberate acts or repetitive Errors (i.e., those that a party has become aware of and which then occur again) are the responsibility of the Ceding Company and its liability insurer, if any, but not that of the Reinsurer. Additionally, in no instances shall this Article apply for facultatively submitted business where the Ceding Company has either not notified the Reinsurer of its acceptance of the Reinsurer’s unconditional offer within the period specified in the offer or incorrectly advised the Reinsurer to close its file.

There is a mutual obligation on both the Ceding Company and the Reinsurer to ensure that all Errors (both favorable and unfavorable) are identified and corrected in an equitable manner at the earliest possible date. The party first discovering the Error will notify the other party in writing promptly upon discovery thereof, and the parties shall act to correct such failure promptly. Any monetary adjustments made between the Ceding Company and the Reinsurer to correct an Error will be made with interest as long as it does not benefit the party that made such Error.

If either party discovers that the Ceding Company has failed to cede reinsurance as provided in this Agreement, or failed to comply with its reporting requirements, the Reinsurer may require the Ceding Company to audit its records for similar Errors and to take the actions necessary to avoid similar Errors in the future.

For purposes of this Article, historical corrections to policies for actions which occurred more than three (3) years in the past are not considered Errors that can be corrected without advance notice to and consultation with the Reinsurer. For corrections of oversights committed by the Ceding Company over three (3) years ago and totaling $1,000,000 or greater, the Ceding Company will provide information about and consult with the Reinsurer regarding liability prior to making corrections on the billing statement.

The prior provisions of the Article notwithstanding, the Reinsurer will not be obligated to accept any Late Reported Policy. A “Late Reported Policy” for the purposes of this Article is defined to be:

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1.	Any single policy reported by the Ceding Company more than three (3) years after the policy was effective which has a net amount at risk ceded to the Reinsurer equal to or greater than $500,000; or
2.	An aggregation of policies (aggregated by calendar year for each policy’s effective date), regardless of date reported, in which:
i.	Each of the included policies is reported more than three (3) years after such policies’ respective effective date; and
ii.	The net amount at risk in aggregate is $1,000,000 or more.

If the Reinsurer does not accept such Late Reported Policy, such policy will not be covered by the Agreement and the Reinsurer shall have no liability for such policy. If the Reinsurer does accept such Late Reported Policy, the Ceding Company shall pay the Reinsurer the reinsurance premium on such policies from the policies’ respective effective date. The Reinsurer’s liability with respect to a Late Reported Policy shall be conditioned upon receipt of the reinsurance premium due for such Late Reported Policy and shall commence simultaneously with that of the Ceding Company’s liability.

The Reinsurer shall refund only the last three (3) years’ Reinsurance Premiums on Late Reported Terminations. A “Late Reported Termination” is a Policy termination reported to the Reinsurer more than three years after the actual Policy Termination was reported to the Ceding Company and where the total of Late Reported Terminations exceeds 2% of the volume of terminations reported for the year in which the termination should have been processed.

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ARTICLE 17 – ARBITRATION

17.1  GENERAL

The parties agree to act in all things with the utmost good faith. However, if the parties cannot mutually resolve a dispute or claim, which arises out of, or in connection with this Agreement, including formation and validity, and whether arising during, or after the period of this Agreement, the dispute or claim will be referred to an arbitration tribunal (a group of three arbitrators), and settled through arbitration.

The arbitrators must have more than ten (10) years’ experience in the life insurance or reinsurance industry and may not be current or former directors, officers or employees of the parties to this Agreement or their respective affiliates or subsidiaries.

The arbitrators will base their decision on the terms and conditions of this Agreement plus, as necessary, on the customs and practices of the insurance and reinsurance industry rather than solely on a strict interpretation of the applicable law. The arbitrators’ decision must be in writing. There will be no appeal from their decision, and any court having jurisdiction of the subject matter, and the parties, may reduce the decision to judgment.

17.2  NOTICE

To initiate arbitration, either party will notify the other party by certified mail or overnight courier service (e.g. Federal Express) of its desire to arbitrate, stating the nature of the dispute and the remedy sought. The party, to which the notice is sent, will respond to the notification in writing, within ten (10) days of its receipt.

17.3  PROCEDURE

Each of the two parties will appoint one arbitrator, and these two arbitrators will select the third arbitrator. Upon the selection of the third arbitrator, the arbitration tribunal will be constituted, and the third arbitrator will act as chairman of the tribunal.

If either party fails to appoint an arbitrator within sixty (60) days after the other party has given notice of appointing an arbitrator, then the American Arbitration Association will appoint an arbitrator for the party that has failed to do so. The party that has failed to appoint an arbitrator will be responsible for all expenses levied by the American Arbitration Association for such appointment.

Should the two arbitrators be unable to agree on the choice of the third arbitrator, then the American Arbitration Association will appoint the third arbitrator. All expenses levied by the American Arbitration Association for such appointment shall be borne equally by each party to this Agreement.

The tribunal may in its sole discretion make orders and directions as it considers to be necessary for the final determination of the matters in dispute. Such orders and directions may be necessary with regard to pleadings, discovery, inspection of documents, examination of witnesses and any other matters relating to the conduct of the arbitration. The tribunal will have the widest discretion permissible under the law, and practice of the place of arbitration, when making such orders or directions.

17.4  ARBITRATION COSTS

All costs of the arbitration will be determined by the tribunal, which may take into account the law and practice of the place of arbitration, and in what manner arbitration costs will be paid, and by whom.

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17.5  SITE OF ARBITRATION

The site of arbitration will be St. Louis, Missouri, USA.

17.6  ARBlTRATION SETTLEMENT

The award of the tribunal will be in writing and binding upon the parties.

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ARTICLE 18 – DURATION OF AGREEMENT

This Agreement is indefinite as to its duration. The Ceding Company or the Reinsurer may terminate this Agreement with respect to reinsurance of newly issued policies by giving ninety (90) days written notice of termination to the other party.

During the notification period, the Ceding Company will continue to cede and the Reinsurer will continue to accept policies covered under the terms of this Agreement.

In the event that the Ceding Company has submitted a Facultative application(s) prior to the effective date of termination of New Business, such application(s) shall be subject to the following:

a.

Any Facultative offer issued prior to the date of New Business termination shall remain available for acceptance until the end of its 120 day expiration period, or such other applicable expiration period as may have been specified by the Reinsurer. In no event shall the expiration period for any such offers extend beyond 120 days following the date of New Business termination.

b.

All Facultative applications received prior to the effective date of termination of New Business for which the Reinsurer has yet to inform the Ceding Company of its underwriting decision as of the date of New Business termination shall continue to be processed without regard to such termination. All Facultative offers issued after the date of New Business termination shall be provided with a 120 day expiration period. Any Facultative application which at the time of New Business termination is pending with the Reinsurer due to any outstanding underwriting requirement(s) must be perfected such that the Reinsurer is able to inform the Ceding Company of its decision no later than 120 days following the date of New Business termination. In no event shall any Facultative offer be issued after 120 days following the date of New Business termination.

Reinsurance coverage on all policies reinsured under this Agreement will remain in force until the termination or expiration of the policies or until the contractual termination of reinsurance under the terms of this Agreement, whichever occurs first.

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ARTICLE 19 – REPRESENTATIONS AND WARRANTIES

Each party represents and warrants to the other party that it is solvent on a statutory basis in all states in which it does business or is licensed. Each party will promptly notify the other if it is subsequently financially impaired.

The parties agree that this Agreement is entered into with the understanding that the principles of good faith traditional to reinsurance shall be adhered to in the formation and performance of this Agreement and shall govern the parties’ rights and obligations. This Agreement is entered into in reliance of the utmost good faith of the parties including, for example, their warranties, representations and disclosures.

The Ceding Company affirms that it has and will continue to disclose all matters material to this Agreement. Examples of such matters are a Material Change in underwriting, claims or issue practices or philosophy, or a change in the Ceding Company’s ownership or control.

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ARTICLE 20 – DEFINITIONS

Age Basis – The method used, as specified in Exhibit D.2, to determine the age of the insured (nearest/next/last) when applying limits, such as retention limits, binding limits, jumbo limits and for determining reinsurance premiums.

Automatic – A reinsurance agreement under which the Reinsurer is obligated to accept or assume risks that meet certain specific criteria based on the Ceding Company’s underwriting.

Automatic Binding Limit – The amount specified in Exhibit C used to calculate the maximum Reinsurance Death Benefit that may be ceded as Automatic reinsurance on any one life. For the sake of clarity, business ceded on the life under all agreements between the Ceding Company and the Reinsurer shall be included in the calculation to determine Automatic eligibility under this Agreement.

Conditional Receipt – A type of premium receipt obliging the Ceding Company to provide a limited amount of coverage to the date of policy issue as long as a premium accompanies an acceptable application. It is conditional upon the prospective insured being insurable at the time of application and such other conditions as are listed in the Conditional Receipt form.

Effective Date of this Agreement – The date on which this Agreement becomes binding on the Ceding Company and the Reinsurer. Policies with an application date on or after this date are eligible for reinsurance coverage under this Agreement.

Error – A clerical mistake or oversight made inadvertently and excludes acts of judgment and all other forms of intentional decision.

Extra Contractual Obligations – Damages awarded by a court against an insurer that go beyond the coverage provided by the policy, typically for bad faith in dealing with the insured or beneficiary.

Facultative – Reinsurance under which the Ceding Company has the option (faculty) of submitting and the Reinsurer has the option of accepting or declining individual risks.

Flat Extra – An additional premium amount per $1,000 of insurance that is charged to cover any extra hazard or special risk such as aviation or hazardous activities as assessed by the underwriter of the policy application. The additional premium paid to the Reinsurer is calculated based on the initial reinsured face amount.

Full Retention – The initial face amount held by the Ceding Company shall be equal to the amount on its standard published Retention schedule considering issue age, rating and place of residence. The amount to be retained considers all in force policies as of the date of application on that life.

Initial Death Benefit – The face amount of the Original Policy on the date of issue.

Jumbo Limit – The maximum amount of coverage available on an individual life for Automatic reinsurance purposes. This amount includes all coverage in force, any coverage to be replaced and amounts currently applied for in all companies. If such insurance exceeds the limit, the Ceding Company must submit the risk to the Reinsurer for Facultative review.

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Material Change – A change that is likely to impact the Reinsurer’s financial experience under this Agreement or would cause the Reinsurer to alter or revise a risk classification or underwriting recommendation or claims decision, reconsider or adjust reinsurance pricing, or take similar actions.

Maximum Retention Per Life – The maximum amount of risk that the Ceding Company may hold on an individual insured according to its published Retention schedule.

New Business – Policies on which the Ceding Company (1) has obtained the same new underwriting information it would obtain in absence of the Original Policy, (2) pays the same commissions in the first year that it would have paid in absence of the Original Policy and (3) the suicide and contestable period provisions are as long as those contained in other new policies issued by the Ceding Company.

New Plan – The plan to which the Original Policy is converted, exchanged or replaced.

New Policy – The policy issued resulting from a conversion, exchange or replacement of the Original Policy.

Original Policy – An insurance contract issued by the Ceding Company on an insured that is reinsured under this Agreement.

Permanent Resident – An individual having his or her primary place of living in a particular country, notwithstanding the fact that they may maintain one or more homes in other places. A legal Permanent Resident of the United States would include any non-citizen living in the United States for five or more years who does not intend to return to their native country (except for brief trips) and who holds a valid U.S. Permanent Resident Card (Green Card) or a U.S. visa that authorizes residence in the United States.

Policy Death Benefit – The death benefit of a policy on the reinsurance premium renewal date.

Policy Net Amount at Risk:

Term Plans - On the reinsurance premium renewal date, the net amount at risk will be based on the face amount.

UL and VUL Plans - On the reinsurance premium renewal date, the Policy Death Benefit less either the terminal reserve or, in the case of interest sensitive policies, the accumulation account or cash value on the policy, such difference taken to the nearest dollar.

Whole Life Plans - On the reinsurance premium renewal date, this value is the Policy Death Benefit less either the terminal reserve or the cash value on the policy, such difference taken to the nearest dollar.

Professional Athlete – An individual who is a team member in any of the four major U.S. professional sports – National Football League (NFL), National Basketball Association (NBA), Major League Baseball (MLB) or National Hockey League (NHL).

Proportionate Share – The percentage derived by dividing the Reinsured Net Amount at Risk by the Policy Net Amount at Risk.

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Reinsurance Death Benefit – The Initial Death Benefit less the Retention on the policy times the percentage of Automatic reinsurance ceded to the Reinsurer as specified in Exhibit C. For Facultative reinsurance, the Reinsurance Death Benefit is that amount of the Initial Death Benefit for which the Ceding Company accepts the Reinsurer’s offer to reinsure.

Reinsured Net Amount at Risk – The percentage of Automatic Reinsurance ceded to the Reinsurer as specified in Exhibit C or the percentage ceded as modified pursuant to the Facultative Reinsurance process times the remainder of (1) the Policy Net Amount at Risk less (2) the Retention on the policy.

Retention – The amounts specified in Exhibit A that are held by the Ceding Company at their own risk on a life without the benefit of proportional reinsurance. In calculating the Retention, the sum retained by the Ceding Company on the life and in force as of the date of issue of the policy shall be taken into account.

Temporary Insurance Agreement – A separate contract between the Ceding Company and the applicant that provides insurance coverage for a specified amount for a limited period of time. It does not depend on the proposed insured’s insurability. It has specific conditions where the agreement will not provide coverage such as material misrepresentations in the application and death from suicide.

Ultimate Amount – The projected maximum Policy Death Benefit that a policy could achieve based on reasonable assumptions made about the operation of certain characteristics of the policy or rider form.

Yearly Renewable Term (YRT) – A form of life reinsurance under which the risks, but not the permanent plan reserves, are transferred to the Reinsurer for a premium that varies each year with the Reinsured Net Amount at Risk and the duration from issue.

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ARTICLE 21 – EXECUTION

This Agreement is effective as of the month, day and year stated on the cover page of this Agreement, and applies to all eligible policies with application dates on or after such date. This Agreement may be executed simultaneously in multiple counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same document. This Agreement has been made in duplicate and is hereby executed by all parties.

PENN MUTUAL LIFE INSURANCE COMPANY	PENN INSURANCE AND ANNUITY COMPANY

By:	By:
(Signature)	(Signature)

Title:	AVP, Inforce & Mortality Mgmt	Title:	VP, Product Management

Date:	Dec 15, 2017	Date:	Dec 15, 2017

Location:	Horsham, PA	Location:	Horsham, PA

RGA REINSURANCE COMPANY

By:
(Signature)

Title:	Vice President

Date:	12-14-2017

Location:	Chesterfield, Missouri

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EXHIBIT A – RETENTION SCHEDULE OF THE CEDING COMPANY

A.1	LIFE INSURANCE

Maximum Retention Per Life under this and all other agreements

For the purpose of determining the Retention in the below tables, temporary or permanent Flat Extra ratings are converted at a rate of one table (25%) for each $2.50 per 1,000 charge for issue ages 0 through 70, and $5.00 per 1,000 for issue ages 71 and up.

Single Life

Issue Age	Standard	Tables 1-5	Tables 6-10	Tables 11-16
0 to 60	$5,000,000	$5,000,000	$4,000,000	$3,000,000
61 to 65	$5,000,000	$4,000,000	$3,000,000	$2,500,000
66 to 70	$5,000,000	$3,500,000	$2,500,000	$2,000,000
71 to 80	$5,000,000	$3,000,000	$1,500,000	$1,000,000
81 to 85	$5,000,000	$2,000,000	$1,000,000	$500,000

Joint Life

Issue Age	Standard	Tables 1-5	Tables 6-10	Tables 11-16
0 to 60	$7,500,000	$7,500,000	$6,000,000	$4,500,000
61 to 65	$7,500,000	$6,000,000	$4,500,000	$3,750,000
66 to 70	$7,500,000	$5,250,000	$3,750,000	$3,000,000
71 to 80	$7,500,000	$4,500,000	$2,250,000	$1,500,000
81 to 85	$7,500,000	$3,000,000	$1,500,000	$750,000

The Ceding Company will hold Retention on a life up to the above maximum dollar Retention limits. The Ultimate Amount of all in force policies, issued as either single or joint life, will be included for purposes of evaluating Retention.

Joint policy Retention will be based on the life with the least available Retention, including amounts of life insurance in force and ultimately issued with the Ceding Company.

See Article 6.1 for the Ceding Company’s method of Retention backfilling.

A.2	CEDING COMPANY RETENTION MANAGEMENT

The Ceding Company manages Retention on a per life basis for plans covered under this Agreement.

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EXHIBIT B – BUSINESS COVERED

The business reinsured under this Agreement is defined as follows:

Policies issued on the business identified below may qualify for reinsurance if the application date for the policy is on or after the Effective Date of this Agreement.

Effective January 1, 2018

Single Life Fully Underwritten Plans:
Guaranteed Choice Whole Life
Guaranteed Level Term (10/15/20 Year Terms)
Guaranteed Protection UL
Protection Guard UL
Accumulation Builder Select Indexed UL
Accumulation Builder Advantage Indexed UL
Diversified Growth VUL
One Year Term

Joint Life Fully Underwritten Plans:
Survivorship Plus Indexed UL
Survivorship Plus Select Indexed UL
Survivorship Choice Whole Life

Single Life Riders:
Terminal Illness Accelerated Death Benefit Rider
Flexible Protection Rider
Guaranteed Purchase Option Rider
Supplemental Exchange Rider
Enhanced Permanent PUA Rider
Accelerated Permanent PUA Rider
Guaranteed Increase Option Rider
Return of Premium Rider
Additional Insured Rider
Supplemental Term Rider
Chronic Illness Accelerated Benefit Rider

Joint Life Riders:
Flexible Period Single Life Term Rider
Policy Split Option Rider
Estate Preservation Term Insurance Rider
First Death Benefit Rider
Supplemental Term Rider
Estate Growth Benefit Rider
Supplemental Exchange Rider
Return of Premium Rider
Chronic Illness Accelerated Benefit Rider
Accelerated Permanent Paid-Up Additions Rider
Enhanced Permanent Paid-Up Additions Rider
Flexible Protection Rider
Terminal Illness Accelerated Death Benefit Rider

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EXHIBIT C – BINDING LIMITS

C.1	REINSURER’S SHARE

The Reinsurer’s share will be 15% of the total ceded amount on an excess of Retention basis. This amount will not exceed the Reinsurer’s share of the maximum Automatic Binding Limits specified in Exhibit C.2 or the Automatic Binding Limits specified in Exhibit I for the High Net Worth Foreign National Program.

C.2	AUTOMATIC BINDING LIMITS

a.	Life

For the purpose of determining the Automatic Binding Limits in the below table, temporary or permanent Flat Extra ratings are converted at a rate of one table (25%) for each $2.50 per 1,000 charge for issue ages 0 through 70, and $5.00 per 1,000 for issue ages 71 and up.

Issue Age	Standard	Tables 1-5	Tables 6-10	Tables 11-16
0 to 60	$55,000,000	$55,000,000	$25,000,000	$25,000,000
61 to 65	$55,000,000	$44,000,000	$25,000,000	$25,000,000
66 to 70	$55,000,000	$38,500,000	$25,000,000	$22,000,000
71 to 80	$31,800,000	$18,950,000	$9,800,000	$6,750,000
81 to 85	$15,900,000	$2,000,000*	$1,000,000*	$500,000*

 *Represents Ceding Company Retention only

The pool maximum Automatic Binding amounts above include the Ceding Company’s Retention per insured.

For joint plans, if both lives are insurable, the Automatic Binding Limit is based on the healthiest life, including amounts of life insurance in force and amounts ultimately issued with Penn Mutual. The Ultimate Amount, including joint policies, is included on each life for the purpose of evaluating the Automatic Binding Limit. When one life is uninsurable, the Automatic Binding Limit is based on the insurable life. When one life is Facultative only, the case will be submitted for Facultative consideration.

b.	Professional Athletes will not be covered on an Automatic basis.

c.

In the case of two single life policies converting to a single joint policy, the Reinsurer’s Automatic Binding limit for the New Policy will be the Reinsured Net Amount at Risk of the Original Policy with the least amount of such risk.

C.3	JUMBO LIMITS

The Ceding Company will not cede any risk Automatically if the total amount in force and applied for on the life with all insurance companies, including any amount to be replaced, exceeds the applicable amounts shown below.

Issue Age	Standard	Tables 1-16
0 to 80	$65,000,000	$65,000,000
81 to 85	$50,000,000	$0

Amounts to be replaced cannot be deducted from the total amount of in force except under the following conditions:

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a.

An existing permanent product is to be replaced, with or without a 1035 exchange, and the new issuing company has been provided with and filed an acceptable absolute assignment form (where permitted), and/or

b.	An existing term product is to be replaced and the new issuing company has been provided with and filed an acceptable absolute assignment form.

The Ceding Company assumes full responsibility to effect the cancellation of the policy being replaced, concurrently with the issuance of the replacement policy. If the replacement does not occur and this results in a case exceeding the Jumbo Limit, the Reinsurer has the right to decline the case and refund all related premiums. If the Reinsurer exercises this right, the Ceding Company will assume full liability for the risk.

For joint life policies, the Jumbo Limit is based on the life with the most existing coverage, including amounts of life insurance in force and currently applied for in all companies, and any coverage to be replaced. Notwithstanding the preceding, the Jumbo Limit will not exceed the maximum allowable Jumbo Limit for either insured based on each age and amount criteria. Furthermore, when one life is uninsurable, the Jumbo Limit is based on the insurable life. The Ultimate Amount, including joint policies, is included on each life for the purpose of evaluating the Jumbo Limit.

Pre-Issue Notification

As a service, the Reinsurer will assist the Ceding Company in identifying applicants who are possibly over the Jumbo Limit prior to policy issue based on information that is in the Reinsurer’s possession at the time of pre-issue notification. The Ceding Company acknowledges that this service is for informational purposes only, and that by rendering this service, the Reinsurer makes no assurances regarding compliance with the Jumbo Limit. It is the Ceding Company’s sole decision as to how the information is used.

The Ceding Company will make every effort to notify the Reinsurer on each pending policy application where the total inforce and applied for amount in all companies is less than the Jumbo Limit but greater than $50 million. Should the Ceding Company fail to notify the Reinsurer pre-issue, the policy will remain eligible for Automatic reinsurance as defined in Article 2.

C.4	CONDITIONAL RECEIPT OR TEMPORARY INSURANCE AGREEMENT

The amount of such coverage provided by the Reinsurer will be limited to its share of the following amounts per application provided by the Ceding Company’s Conditional Receipt or Temporary Insurance Agreement.

Maximum Amount
$1,000,000

C.5	ISSUE AGE LIMITS

Covered Plans	Minimum/Maximum Issue Ages	Maximum Attained Age
One Year Term	20 -70	95
Guaranteed Level 10 Yr Term	20 - 70	95
Guaranteed Level 15 Yr Term	20 - 65	95
Guaranteed Level 20 Yr Term	20 - 65	95
Single Life Permanent Plans	0 - 85	121
Joint Life Plans	20 - 85	121

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EXHIBIT D – REINSURANCE PREMIUMS

D.1	BASE PLAN PARAMETERS

Plans covered under this Agreement will be reinsured on a YRT basis with the Reinsurer participating only in mortality risks (not cash values, loans, dividends or other features specific to permanent policies). The mortality risk shall be the Reinsured Net Amount at Risk on that portion of the policy which is reinsured with the Reinsurer.

In the case of life risks, the reinsurance premium rate will be calculated by multiplying the appropriate life premium rate per thousand (1,000) from Rate Schedule 1, for the issue age and duration of the insured at the beginning of the policy year, by the applicable pay percentage shown below. The reinsurance premium will be the reinsurance premium rate multiplied by the Policy Net Amount at Risk reinsured at the beginning of the policy year, divided by one thousand (1,000). The same procedure will apply for single premium policies and for paid up policies.

Reinsurance Pay Percentages – Level Term
			Years 2 to End of Level Period						Post Level Period
Gender	Class	Yr 1	10 Year Term		15 Year Term		20 Year Term
			IA 20-45	IA 46-70	IA 20-45	IA 46-65	IA 20-45	IA 46-65
Male	PBNT	0%	92%	70%	74%	61%	66%	57%	275%
	PPNT	0%	113%	89%	91%	77%	83%	72%	300%
	PNT	0%	132%	103%	106%	89%	98%	83%	325%
	SNT	0%	155%	121%	125%	103%	114%	96%	350%
	PT	0%	103%	84%	87%	79%	80%	78%	325%
	ST	0%	125%	102%	105%	94%	97%	92%	350%
Female	PBNT	0%	88%	66%	72%	59%	66%	57%	275%
	PPNT	0%	107%	82%	88%	75%	82%	71%	300%
	PNT	0%	124%	96%	103%	85%	96%	83%	325%
	SNT	0%	145%	110%	120%	98%	112%	95%	350%
	PT	0%	91%	87%	78%	82%	74%	82%	325%
	ST	0%	109%	105%	93%	97%	89%	96%	350%

Reinsurance pay percentages in all years (including year 1) for the One Year Term Plan will be the 10 Year Term Plan Years 2 to End of Level Period pay percentages shown above.

Reinsurance Pay Percentages – Single Life Permanent
Gender	Class	Yr 1	Years 2+
			IA 0-45	IA 46-70	IA 71-85
Male	PPNT	0%	72%	64%	62%
	PNT	0%	91%	76%	70%
	SNT	0%	107%	86%	75%
	PT	0%	85%	81%	77%
	ST	0%	101%	93%	83%
Female	PPNT	0%	75%	64%	61%
	PNT	0%	91%	75%	69%
	SNT	0%	105%	84%	76%
	PT	0%	80%	79%	68%
	ST	0%	93%	90%	77%

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Reinsurance Pay Percentages – Joint Life
Class	Yr 1	Years 2+
		IA 20-45	IA 46-70	IA 71-85
PPNT	0%	82%	66%	64%
PNT	0%	95%	75%	70%
SNT	0%	105%	81%	75%
PT	0%	81%	79%	73%
ST	0%	92%	88%	79%

Reinsurance premiums are payable up to, but not including, the insured’s maximum attained age stated in Exhibit C.5. Reinsurance under this Agreement terminates with no further liability on behalf of the Reinsurer upon the insured’s reaching the maximum attained age.

D.2	AGE BASIS

Age Nearest Birthday

D.3	POLICY FEES

The Reinsurer will not participate in any policy fees.

D.4	SUBSTANDARD RATINGS

Premiums will be based on the standard rate increased by an extra 25% per table of assessed rating. Pay percentages are the same as those for standard life coverage. Substandard rating premiums are payable as long as the policy is in force.

D.5	FLAT EXTRAS

The total premium remitted to the Reinsurer will include the Reinsurer’s Proportionate Share of the Flat Extra premium charged the insured. The Reinsurer shall pay an expense allowance as a percentage of the Flat Extra premium as shown below. Permanent Flat Extra premiums are payable as long as the policy is in force.

Type of Flat Extra Premium	First Year	Renewal
Temporary (1-5 Years)	20%	20%
Permanent (6 Years & Greater)	100%	20%

D.6	JOINT LAST SURVIVOR

Frasier Method

1.

The premiums for this business shall be calculated using the Frasier method and the single life rates included in Rate Schedule 1. The single life rates shall be adjusted for substandard mortality and any flat extra charges to the appropriate single life rate. The substandard single life rates shall not exceed $950 per thousand.

2.	The single life rates calculated as described in Section 1 above shall be converted to joint last survivor rates using the methodology described in Section 3 below.

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3.	Method for Calculating Joint Last Survivor Premiums

Definition of Terms:

(a)	Qx,n = single life rate per thousand in duration n for an insured whose policy was issued at issue age x

(b)	Qx,y,n = joint last survivor rate per thousand in duration n for two insureds whose policies were issued at issue ages x and y

Step 1

Calculate qx,n for each insured for durations 1 to n.

qx,n = Qx,n divided by 1000.

Step 2

Calculate px,n for each insured for durations (n-1) and n.

px,n = (1-qx,1) x (1-qx,2) x...x (1-qx,n).

Step 3

Calculate px,y,n for durations (n-1) and n.

px,y,n = px,n + py,n - ((px,n) x (py,n))

Step 4

Calculate qx,y,n for duration n. Let px,y,0 = 1.

qx,y,n = 1 - p.x,y,n

 px,y,n-1

Step 5

Qx,y,n = 1000 x qx,y,n.

The renewal pay percents in Rate Schedule 1 are applied to the appropriate single life rates in all years (including year 1). The resulting single life rates are then Frasierized. A pay percent of 0% is applied in year 1, after Frasierization. A minimum premium of $0.12 per $1000 applies after Frasierization in years 2+.

One Life Uninsurable

If one life is uninsurable, the reinsurance premium for the uninsurable life will be set to a Table 32 rate and will be frasierized with the applicable rate for the insurable life.

Second-to-Die Plans

For second-to-die plans, premium will continue to be paid to the Reinsurer after the first death based on the joint age and mortality rating on the policy prior to the first death.

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D.7	RIDERS AND BENEFITS

Single Life Riders

Terminal Illness Accelerated Death Benefit Rider: This is an automatic rider that provides for an acceleration of a portion of the death benefit upon diagnosis of a terminal illness. The Reinsurer will pay its Proportional Share of a discounted partial accelerated benefit payable under this rider at the time of acceleration pursuant to Article 9.4. There are no reinsurance premiums attached to this rider. After acceleration, reinsurance premiums on the remaining reduced policy will be determined based upon the Reinsured Net Amount at Risk remaining after the accelerated payment.

Flexible Protection Rider: This is an optional rider that provides a specified amount of life insurance at a lower cost by blending permanent life insurance coverage with term life insurance coverage. Reinsurance premiums for any additional coverage will be the same as the base plan to which the rider is attached, assessed point-in-scale.

Guaranteed Purchase Option: This is an optional rider that provides the option to purchase additional coverage on the base insured, without evidence of insurability, at certain attained ages and/or life events. Reinsurance premiums for any additional coverage will be the same as the base plan to which the option applies, assessed point-in-scale.

Supplemental Exchange Rider: This rider allows a business owner to exchange life insurance for a key employee to a policy on a new insured. The new insured must submit evidence of insurability. There are no charges for the rider. After the exchange, reinsurance premiums for the base plan will be based on the appropriate issue age, gender, and risk class of the new insured, assessed point-in-scale.

Enhanced Permanent Paid-Up Additions Rider: This is an optional rider that provides the option to apply additional premium, subject to certain limits, to purchase paid-up additional coverage. Reinsurance premiums for any additional coverage will be the same as the base plan to which the rider is attached, assessed point-in-scale.

Accelerated Permanent Paid-Up Additions Rider: This is an optional rider that provides the option to apply additional premium, subject to certain limits, to purchase paid-up additional coverage for the purpose of decreasing the amount of the term insurance benefit of the Flexible Protection Rider. Reinsurance premiums for any additional coverage will be the same as the base plan to which the rider is attached, assessed point-in-scale.

Guaranteed Increase Option Rider: This is an optional rider that allows the primary insured to increase coverage without medical evidence of insurability. This rider is available at issue only, and the issue age for this rider is 0-38. The rider must also be exercised by attained age 40. There are no reinsurance premiums for the rider itself. Reinsurance premiums for any increases exercised under the rider will be the same as the base plan to which the option is attached, assessed point-in-scale.

Return of Premium Rider: This is an optional rider that provides an added death benefit equal to the sum of all premiums paid into the policy up to the most recent monthly anniversary. There are no reinsurance premiums for the rider itself. Reinsurance premiums for any additional Reinsured Net Amount at Risk generated by the rider will be the same as the base plan to which the rider is attached, assessed point-in-scale.

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Additional Insured Rider: This is an optional rider that provides coverage on a family member (with full underwriting). The insurance provided is Term to Age 80 with a minimum face of $50,000 and a maximum face equal to the amount of the base policy. Reinsurance premiums will be the same as the base plan to which the rider is attached using the appropriate gender, issue age, and risk class of the additional insured, assessed point-in-scale.

Supplemental Term Rider: This is an optional rider that provides an additional death benefit on the primary insured and enhances long-term policy cash value accumulation through the purchase of non-convertible term life insurance coverage on the insured. Reinsurance premiums for any additional coverage will be the same as the base plan to which the rider is attached, assessed point-in-scale.

Chronic Illness Accelerated Benefit Rider: This is an automatic rider that provides for an acceleration of a portion of the death benefit upon the insured meeting criteria for chronic illness. There are no reinsurance premiums for this benefit. The Reinsurer will not participate in any accelerated benefit payouts, but accelerated payments may reduce the Policy Net Amount at Risk post-acceleration for the purpose of calculating reinsured premiums and death benefits.

Joint Life Riders

Flexible Period Single Life Term Rider: This is an optional rider that provides additional term coverage on one of the base insureds. Reinsurance premiums will be equal to the underlying single life rates of the base plan to which the rider is attached, assessed point-in-scale.

Policy Split Option Rider: This is an automatic rider on policies where both insureds are less than 80 years old. The rider allows a joint policy to be exchanged for two individual policies if certain changes in the estate tax law are made. There are no reinsurance premiums for the rider itself. If the policy split occurs, reinsurance premiums for the resulting single life policies will be equal to the underlying single life rates of the base plan to which the option is attached, assessed point-in-scale.

Estate Preservation Term Insurance Rider: This is an optional rider that provides a death benefit equal to twice the face amount during the first 4 policy years. Reinsurance premiums for the additional death benefit will be the same as the base plan to which the option is attached, assessed point-in-scale.

First Death Benefit Rider: This is an optional rider available at policy issue only that provides additional coverage on a joint-first-to-die basis. The reinsurance premiums for the rider will be equal to the sum of the single life rates less the joint rate from the base plan to which the rider is attached (qx + qy – qxqy).

Supplemental Term Rider: This is an optional rider that provides additional term coverage on one of the base insureds. Reinsurance premiums will be equal to the underlying single life rates of the base plan to which the rider is attached, assessed point-in-scale.

Estate Growth Benefit: This is an optional rider that provides for an increasing death benefit based upon a percentage or schedule determined at issue. The reinsurance premiums for the additional coverage will be the same as the base plan to which the rider is attached, assessed point-in-scale.

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Supplemental Exchange Rider: This rider allows a business owner to exchange life insurance for a key employee to a policy on a new insured. The new insured must submit evidence of insurability. There are no charges for the rider. After the exchange, reinsurance premiums for the base plan will be based on the appropriate issue age, gender, and risk class of the new insured, assessed point-in-scale.

Return of Premium Rider: This is an optional rider that provides a death benefit equal to the sum of all premiums. Reinsurance premiums for any additional death benefit will be the same as the base plan to which the rider is attached, assessed point-in-scale.

Chronic Illness Accelerated Benefit Rider: This is an automatic rider that provides for an acceleration of a portion of the death benefit upon the last surviving insured meeting criteria for chronic illness. There are no reinsurance premiums for this benefit. The Reinsurer will not participate in any accelerated benefit payouts, but accelerated payments may reduce the Policy Net Amount at Risk post-acceleration for the purpose of calculating reinsured premiums and death benefits.

Enhanced Permanent Paid-Up Additions Rider: This is an optional rider that provides the option to apply additional premium, subject to certain limits, to purchase paid-up additional coverage. Reinsurance premiums for any additional coverage will be the same as the base plan to which the rider is attached, assessed point-in-scale.

Accelerated Permanent Paid-Up Additions Rider: This is an optional rider that provides the option to apply additional premium, subject to certain limits, to purchase paid-up additional coverage for the purpose of decreasing the amount of the term insurance benefit of the Flexible Protection Rider. Reinsurance premiums for any additional coverage will be the same as the base plan to which the rider is attached, assessed point-in-scale.

Flexible Protection Rider: This is an optional rider that provides a specified amount of life insurance at a lower cost by blending permanent life insurance coverage with term life insurance coverage. Reinsurance premiums for any additional coverage will be the same as the base plan to which the rider is attached, assessed point-in-scale.

Terminal Illness Accelerated Death Benefit Rider: This is an automatic rider that provides for an acceleration of a portion of the death benefit upon diagnosis of a terminal illness. The Reinsurer will pay its Proportional Share of a discounted partial accelerated benefit payable under this rider at the time of acceleration pursuant to Article 9.4. There are no reinsurance premiums attached to this rider. After acceleration, reinsurance premiums on the remaining reduced policy will be determined based upon the Reinsured Net Amount at Risk remaining after the accelerated payment.

D.7	Accelerated Underwriting Program

For clarity purposes, the Ceding Company has an accelerated underwriting program for policies within the Ceding Company’s retention limits. If a policy is reinsured the traditional underwriting guidelines will be followed.

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EXHIBIT D – RATE SCHEDULE 1

2015 VBT Select & Ultimate

Gender Distinct, Smoker Distinct ANB Rates

(460, C01) 15782-00-00	47	12/14/2017

2015 VBT Male Nonsmoker RR100 ANB Mortality Rates per 1000 Duration Iss. Age 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 Ult. Att. Age 18 0.69 0.72 0.74 0.77 0.75 0.72 0.71 0.71 0.61 0.58 0.52 0.48 0.46 0.48 0.50 0.57 0.65 0.76 0.88 1.00 1.10 1.16 1.21 1.28 1.36 1.45 43 19 0.64 0.67 0.68 0.65 0.64 0.65 0.65 0.61 0.53 0.46 0.48 0.46 0.45 0.49 0.54 0.59 0.67 0.79 0.91 1.02 1.13 1.19 1.26 1.34 1.43 1.52 44 20 0.55 0.57 0.63 0.61 0.59 0.57 0.56 0.51 0.46 0.46 0.45 0.45 0.46 0.50 0.56 0.60 0.70 0.81 0.93 1.05 1.16 1.22 1.28 1.37 1.46 1.56 45 21 0.46 0.57 0.51 0.49 0.47 0.47 0.46 0.43 0.40 0.42 0.43 0.45 0.47 0.52 0.58 0.63 0.72 0.83 0.96 1.08 1.16 1.22 1.30 1.40 1.51 1.62 46 22 0.45 0.47 0.42 0.40 0.39 0.39 0.38 0.37 0.36 0.41 0.43 0.45 0.48 0.54 0.61 0.65 0.74 0.86 0.99 1.10 1.17 1.23 1.30 1.42 1.55 1.68 47 23 0.38 0.39 0.35 0.34 0.33 0.33 0.33 0.33 0.34 0.40 0.43 0.47 0.50 0.57 0.63 0.68 0.77 0.90 1.02 1.12 1.18 1.23 1.30 1.44 1.60 1.75 48 24 0.32 0.33 0.30 0.29 0.29 0.28 0.29 0.32 0.34 0.40 0.44 0.48 0.53 0.60 0.66 0.71 0.82 0.95 1.06 1.12 1.18 1.23 1.31 1.47 1.65 1.83 49 25 0.27 0.29 0.26 0.25 0.26 0.26 0.28 0.32 0.34 0.41 0.45 0.51 0.56 0.63 0.69 0.75 0.87 0.99 1.08 1.12 1.19 1.24 1.38 1.56 1.74 1.92 50 26 0.24 0.25 0.24 0.24 0.24 0.25 0.29 0.33 0.36 0.43 0.49 0.55 0.60 0.67 0.74 0.81 0.94 1.04 1.10 1.13 1.20 1.32 1.49 1.67 1.87 2.06 51 27 0.21 0.23 0.22 0.23 0.25 0.26 0.30 0.34 0.37 0.46 0.53 0.59 0.64 0.72 0.80 0.88 1.00 1.08 1.12 1.18 1.28 1.43 1.61 1.81 2.02 2.25 52 28 0.18 0.20 0.21 0.24 0.26 0.28 0.32 0.36 0.40 0.50 0.57 0.64 0.69 0.78 0.87 0.94 1.05 1.11 1.18 1.26 1.39 1.56 1.76 1.97 2.21 2.46 53 29 0.17 0.19 0.22 0.25 0.28 0.31 0.34 0.39 0.44 0.55 0.62 0.69 0.75 0.84 0.92 0.99 1.09 1.18 1.26 1.36 1.51 1.70 1.92 2.15 2.42 2.69 54 30 0.16 0.17 0.22 0.26 0.28 0.31 0.34 0.39 0.45 0.56 0.64 0.70 0.75 0.85 0.93 1.03 1.16 1.25 1.34 1.47 1.65 1.86 2.09 2.35 2.64 2.91 55 31 0.13 0.15 0.22 0.26 0.28 0.31 0.34 0.41 0.49 0.59 0.65 0.71 0.78 0.87 0.96 1.10 1.23 1.33 1.44 1.60 1.79 2.03 2.28 2.57 2.87 3.12 56 32 0.14 0.15 0.23 0.27 0.30 0.32 0.38 0.44 0.54 0.64 0.70 0.75 0.82 0.91 1.03 1.17 1.30 1.42 1.56 1.73 1.95 2.21 2.49 2.79 3.08 3.32 57 33 0.14 0.16 0.24 0.29 0.31 0.35 0.41 0.49 0.59 0.68 0.73 0.78 0.86 0.97 1.10 1.24 1.39 1.52 1.67 1.87 2.11 2.40 2.71 3.01 3.29 3.53 58 34 0.15 0.17 0.26 0.30 0.34 0.40 0.46 0.54 0.64 0.72 0.76 0.81 0.92 1.05 1.18 1.33 1.48 1.62 1.80 2.02 2.30 2.62 2.94 3.24 3.51 3.78 59 35 0.15 0.17 0.28 0.33 0.38 0.43 0.48 0.59 0.68 0.75 0.79 0.88 1.00 1.13 1.27 1.42 1.58 1.74 1.94 2.20 2.51 2.86 3.19 3.49 3.76 4.08 60 36 0.15 0.19 0.30 0.36 0.42 0.48 0.54 0.64 0.72 0.78 0.86 0.96 1.08 1.22 1.36 1.52 1.69 1.87 2.10 2.41 2.76 3.13 3.46 3.76 4.08 4.48 61 37 0.15 0.20 0.32 0.40 0.46 0.51 0.60 0.69 0.75 0.84 0.94 1.05 1.18 1.32 1.47 1.63 1.82 2.03 2.31 2.66 3.05 3.42 3.75 4.08 4.48 4.99 62 38 0.15 0.23 0.36 0.42 0.49 0.57 0.66 0.73 0.81 0.92 1.03 1.15 1.29 1.44 1.59 1.77 1.98 2.23 2.57 2.97 3.37 3.75 4.08 4.48 4.95 5.56 63 39 0.16 0.26 0.39 0.46 0.53 0.63 0.71 0.79 0.89 1.01 1.14 1.26 1.41 1.57 1.74 1.93 2.18 2.49 2.88 3.31 3.72 4.08 4.48 4.91 5.53 6.20 64 40 0.17 0.30 0.43 0.51 0.59 0.68 0.76 0.85 0.97 1.12 1.25 1.38 1.55 1.73 1.91 2.13 2.43 2.80 3.24 3.69 4.08 4.48 4.88 5.45 6.16 6.88 65 41 0.19 0.35 0.47 0.55 0.64 0.73 0.81 0.92 1.06 1.22 1.36 1.51 1.70 1.90 2.11 2.38 2.74 3.17 3.64 4.08 4.48 4.87 5.37 6.08 6.81 7.62 66 42 0.22 0.39 0.51 0.59 0.69 0.77 0.86 0.99 1.16 1.32 1.47 1.64 1.86 2.09 2.34 2.67 3.10 3.58 4.06 4.48 4.86 5.31 5.91 6.65 7.49 8.42 67 43 0.26 0.43 0.54 0.65 0.74 0.82 0.92 1.08 1.26 1.43 1.59 1.79 2.05 2.31 2.60 3.00 3.50 4.01 4.48 4.86 5.27 5.82 6.53 7.36 8.28 9.30 68 44 0.31 0.46 0.58 0.71 0.79 0.87 1.00 1.18 1.36 1.53 1.72 1.96 2.26 2.56 2.90 3.36 3.91 4.43 4.85 5.25 5.73 6.42 7.25 8.17 9.17 10.30 69 45 0.35 0.49 0.63 0.77 0.84 0.94 1.10 1.29 1.47 1.65 1.88 2.16 2.49 2.82 3.22 3.74 4.33 4.84 5.25 5.72 6.27 7.15 8.11 9.13 10.21 11.47 70 46 0.41 0.51 0.68 0.83 0.91 1.03 1.22 1.42 1.59 1.80 2.07 2.39 2.74 3.11 3.57 4.13 4.74 5.23 5.71 6.23 6.94 8.01 9.06 10.17 11.44 12.86 71 47 0.45 0.53 0.73 0.90 1.00 1.16 1.37 1.55 1.73 1.99 2.30 2.65 3.01 3.42 3.92 4.53 5.16 5.70 6.19 6.81 7.74 9.00 10.15 11.42 12.84 14.52 72 48 0.49 0.56 0.80 0.97 1.11 1.32 1.52 1.69 1.90 2.21 2.57 2.92 3.30 3.74 4.29 4.96 5.62 6.18 6.77 7.55 8.70 10.13 11.40 12.82 14.47 16.46 73 49 0.51 0.61 0.87 1.06 1.25 1.48 1.67 1.84 2.10 2.48 2.86 3.20 3.58 4.06 4.67 5.39 6.09 6.71 7.42 8.39 9.77 11.36 12.80 14.43 16.34 18.67 74 50 0.52 0.68 0.96 1.16 1.40 1.64 1.81 2.01 2.34 2.78 3.16 3.48 3.88 4.42 5.10 5.87 6.61 7.30 8.17 9.36 10.95 12.63 14.33 16.32 18.55 21.14 75 51 0.53 0.77 1.06 1.28 1.55 1.77 1.93 2.18 2.61 3.10 3.46 3.83 4.22 4.83 5.59 6.42 7.20 8.01 9.07 10.46 12.18 13.98 15.96 18.28 20.91 23.85 76 52 0.53 0.88 1.18 1.42 1.70 -1.88 2.06 2.39 2.91 3.43 3.78 4.19 4.64 5.37 6.21 7.09 7.93 8.88 10.16 11.77 13.65 15.58 17.78 20.44 23.47 26.83 77 53 0.53 0.99 1.31 1.60 1.85 2.00 2.24 2.65 3.24 3.77 4.16 4.59 5.17 6.03 6.95 7.91 8.88 10.12 11.45 13.22 15.25 17.44 19.95 22.95 26.34 30.13 78 54 0.54 1.09 1.46 1.81 1.99 2.17 2.47 2.96 3.60 4.14 4.55 5.06 5.88 6.87 7.89 8.88 10.08 11.37 13.04 14.98 17.16 19.84 22.88 26.26 29.78 33.90 79 55 0.55 1.17 1.63 1.96 2.14 2.32 2.69 3.34 4.00 4.55 5.06 5.76 6.76 7.87 8.87 10.03 11.30 12.88 14.84 17.08 19.53 22.63 26.01 29.70 33.90 38.26 80 56 0.63 1.22 1.80 2.11 2.29 2.56 3.06 3.77 4.43 5.02 5.69 6.61 7.74 8.86 9.99 11.26 12.81 14.71 17.00 19.48 22.41 25.85 29.66 33.90 38.26 43.36 81 57 0.77 1.26 1.97 2.27 2.51 2.84 3.50 4.25 4.91 5.59 6.44 7.56 8.83 9.97 11.16 12.71 14.59 16.77 19.31 22.16 25.38 29.19 33.76 38.26 43.36 49.07 82 58 0.94 1.31 2.11 2.47 2.76 3.22 4.00 4.75 5.43 6.25 7.31 8.62 9.92 11.15 12.59 14.37 16.65 19.19 22.04 25.22 29.15 33.61 38.26 43.36 49.07 55.63 83 59 1.15 1.39 2.23 2.68 2.98 3.67 4.50 5.24 6.00 7.01 8.26 9.65 11.09 12.57 14.18 16.29 18.98 21.84 24.93 28.46 32.83 37.90 43.36 49.07 55.63 63.22 84 60 1.36 1.53 2.32 2.76 3.28 4.13 4.98 5.74 6.62 7.84 9.31 10.87 12.40 13.97 15.88 18.44 21.55 24.81 28.42 32.71 37.76 43.36 49.07 55.63 63.22 72.04 85 61 1.51 1.72 2.43 2.88 3.63 4.57 5.43 6.25 7.31 8.73 10.33 11.97 13.61 15.45 17.80 20.83 24.36 28.07 32.23 37.10 42.81 49.07 55.63 63.22 72.04 82.26 86 62 1.60 1.97 2.57 3.08 4.02 5.00 5.86 6.79 8.05 9.65 11.36 13.07 14.89 17.08 19.91 23.42 27.43 31.78 36.89 42.62 49.07 55.63 63.22 72.04 82.26 93.99 87 63 1.66 2.27 2.79 3.41 4.46 5.44 6.33 7.41 8.88 10.63 12.44 14.29 16.37 18.99 22.31 26.30 30.83 35.76 41.57 48.05 55.63 63.22 72.04 82.26 93.99 107.25 88 64 1.72 2.56 3.10 3.84 4.97 5.91 6.87 8.13 9.79 11.71 13.57 15.53 17.94 20.98 24.75 29.39 34.88 41.11 47.99 55.63 63.22 72.04 82.26 93.99 107.25 121.61 89 65 1.79 2.89 3.49 4.34 5.55 6.45 7.52 8.97 10.83 12.93 14.91 17.06 19.84 23.31 27.54 32.90 39.31 46.32 54.53 63.22 72.04 82.26 93.99 107.25 121.61 136.90 90 66 1.88 3.21 3.94 4.90 6.22 7.11 8.31 9.96 12.04 14.38 16.57 18.94 22.11 26.04 30.74 37.37 45.63 54.15 63.22 72.04 82.26 93.99 107.25 121.61 136.90 152.60 91 67 1.99 3.49 4.44 5.54 6.98 7.89 9.24 11.09 13.45 16.15 18.72 21.49 25.13 29.58 34.85 42.31 51.98 61.62 72.04 82.26 93.99 107.25 121.61 136.90 152.60 168.28 92 68 2.14 3.77 4.98 6.26 7.61 8.81 10.31 12.42 15.16 18.35 21.40 24.97 28.83 33.86 39.72 48.47 59.59 70.54 82.26 93.99 107.25 121.61 136.90 152.60 168.28 183.74 93 69 2.33 4.07 5.57 7.07 8.53 9.83 11.52 13.95 17.50 21.02 24.81 28.81 33.55 39.60 46.33 56.16 68.30 80.66 93.99 107.25 121.61 136.90 152.60 168.28 183.74 198.22 94 70 2.50 4.31 6.12 7.84 9.34 10.73 12.72 16.13 19.61 23.76 28.66 33.24 39.47 46.26 55.57 66.00 80.25 93.99 107.25 121.61 136.90 152.60 168.28 183.74 198.22 211.08 95 71 2.68 4.51 6.64 8.59 10.05 11.75 14.50 18.04 21.89 26.71 32.92 39.47 46.01 54.99 62.96 76.07 91.82 107.25 121.61 136.90 152.60 168.28 183.74 198.22 211.08 227.79 96 72 2.88 4.74 7.21 9.40 10.96 13.38 16.33 20.07 24.82 31.10 38.82 45.77 54.40 62.74 72.21 87.29 105.03 121.61 136.90 152.60 168.28 183.74 198.22 211.08 227.79 245.59 97 73 3.13 5.06 7.90 10.39 12.56 15.19 18.49 22.67 28.79 36.16 45.52 54.32 62.68 72.12 86.69 104.62 121.61 136.90 152.60 168.28 183.74 198.22 211.08 227.79 245.59 264.95 98 74 3.48 5.57 8.84 11.74 14.23 17.35 21.33 26.27 33.44 42.33 54.06 62.62 72.03 84.33 100.77 120.09 136.90 152.60 168.28 183.74 198.22 211.08 227.79 245.59 264.95 285.46 99 75 3.82 6.16 9.91 13.27 16.22 19.99 24.68 30.47 39.10 49.29 62.56 71.94 83.46 99.64 117.67 136.90 152.60 168.28 183.74 198.22 211.08 227.79 245.59 264.95 285.46 306.70 100 76 4.16 6.70 10.98 15.08 18.65 23.09 28.57 35.58 45.51 56.93 71.41 82.74 99.04 116.96 136.90 152.60 168.28 183.74 198.22 211.08 227.79 245.59 264.95 285.46 306.70 328.25 101 77 4.32 6.96 11.54 16.21 20.54 25.49 31.84 41.39 52.59 64.94 81.89 97.90 116.51 136.90 152.60 168.28 183.74 198.22 211.08 227.79 245.59 264.95 285.46 306.70 328.25 350.02 102 78 4.53 7.31 12.29 17.62 22.40 28.65 35.73 47.86 60.10 74.00 95.80 114.79 135.61 152.60 168.28 183.74 198.22 211.08 227.79 245.59 264.95 285.46 306.70 328.25 350.02 371.65 103 79 4.70 7.62 13.05 18.96 24.49 31.33 39.90 52.90 66.60 84.26 109.98 132.17 152.60 168.28 183.74 198.22 211.08 227.79 245.59 264.95 285.46 306.70 328.25 350.02 371.65 392.79 104 80 4.87 7.97 13.86 20.54 26.58 33.91 44.14 57.83 73.82 95.86 127.11 152.60 168.28 183.74 198.22 211.08 227.79 245.59 264.95 285.46 306.70 328.25 350.02 371.65 392.79 413.05 105 81 5.28 8.72 15.59 23.29 30.13 38.63 50.93 65.81 86.76 113.39 144.84 168.28 183.74 198.22 211.08 227.79 245.59 264.95 285.46 306.70 328.25 350.02 371.65 392.79 413.05 432.08 106 82 5.81 9.71 17.78 26.79 34.78 44.28 59.39 79.21 103.71 138.82 168.28 183.74 198.22 211.08 227.79 245.59 264.95 285.46 306.70 328.25 350.02 371.65 392.79 413.05 432.08 449.51 107 83 6.68 11.30 21.17 31.90 41.78 53.53 72.39 98.07 131.92 168.28 183.74 198.22 211.08 227.79 245.59 264.95 285.46 306.70 328.25 350.02 371.65 392.79 413.05 432.08 449.51 464.98 108 84 7.86 13.71 26.52 40.24 52.82 68.98 92.98 129.72 168.28 183.74 198.22 211.08 227.79 245.59 264.95 285.46 306.70 328.25 350.02 371.65 392.79 413.05 432.08 449.51 464.98 478.12 109 85 9.29 16.54 32.64 49.60 66.24 87.96 119.90 153.78 183.74 198.22 211.08 227.79 245.59 264.95 285.46 306.70 328.25 350.02 371.65 392.79 413.05 432.08 449.51 464.98 478.12 488.57 110 86 11.21 20.34 41.06 63.08 85.73 115.25 149.84 183.74 198.22 211.08 227.79 245.59 264.95 285.46 306.70 328.25 350.02 371.65 392.79 413.05 432.08 449.51 464.98 478.12 488.57 495.95 111 87 13.43 24.96 51.42 80.59 110.70 146.02 183.74 198.22 211.08 227.79 245.59 264.95 285.46 306.70 328.25 350.02 371.65 392.79 413.05 432.08 449.51 464.98 478.12 488.57 495.95 500.00 112 88 15.68 30.11 63.26 100.74 139.60 183.74 198.22 211.08 227.79 245.59 264.95 285.46 306.70 328.25 350.02 371.65 392.79 413.05 432.08 449.51 464.98 478.12 488.57 495.95 500.00 500.00 113 89 18.01 35.21 76.25 123.29 170.18 198.22 211.08 227.79 245.59 264.95 285.46 306.70 328.25 350.02 371.65 392.79 413.05 432.08 449.51 464.98 478.12 488.57 495.95 500.00 500.00 500.00 114 90 20.69 41.16 91.34 150.97 198.22 211.08 227.79 245.59 264.95 285.46 306.70 328.25 350.02 371.65 392.79 413.05 432.08 449.51 464.98 478.12 488.57 495.95 500.00 500.00 500.00 500.00 115 91 26.11 64.28 137.80 198.22 211.08 227.79 245.59 264.95 285.46 306.70 328.25 350.02 371.65 392.79 413.05 432.08 449.51 464.98 478.12 488.57 495.95 500.00 500.00 500.00 500.00 500.00 116 92 37.21 96.57 198.22 211.08 227.79 245.59 264.95 285.46 306.70 328.25 350.02 371.65 392.79 413.05 432.08 449.51 464.98 478.12 488.57 495.95 500.00 500.00 500.00 500.00 500.00 500.00 117 93 55.33 139.86 211.08 227.79 245.59 264.95 285.46 306.70 328.25 350.02 371.65 392.79 413.05 432.08 449.51 464.98 478.12 488.57 495.95 500.00 500.00 500.00 500.00 500.00 500.00 500.00 118 94 81.49 163.70 227.79 245.59 264.95 285.46 306.70 328.25 350.02 371.65 392.79 413.05 432.08 449.51 464.98 478.12 488.57 495.95 500.00 500.00 500.00 500.00 500.00 500.00 500.00 500.00 119 95 116.33 227.79 245.59 264.95 285.46 306.70 328.25 350.02 371.65 392.79 413.05 432.08 449.51 464.98 478.12 488.57 495.95 500.00 500.00 500.00 500.00 500.00 500.00 500.00 500.00 500.00 120

2015 VBT Male Smoker RR100 ANB Mortality Rates per 1000 Duration Iss. Age 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 Ult. Att. Age 18 0.69 0.72 0.75 0.77 0.80 0.83 0.86 0.88 0.88 0.87 0.85 0.84 0.84 0.87 0.93 1.00 1.07 1.16 1.27 1.37 1.50 1.69 1.90 2.14 2.36 2.57 43 19 0.65 0.67 0.70 0.73 0.75 0.78 0.81 0.81 0.81 0.80 0.79 0.80 0.84 0.89 0.96 1.04 1.12 1.22 1.32 1.48 1.67 1.89 2.12 2.35 2.55 2.73 44 20 0.63 0.65 0.67 0.69 0.71 0.74 0.75 0.76 0.75 0.75 0.76 0.80 0.86 0.93 1.00 1.08 1.18 1.28 1.47 1.66 1.88 2.11 2.33 2.53 2.71 2.85 45 21 0.58 0.60 0.62 0.64 0.66 0.69 0.70 0.70 0.71 0.72 0.76 0.82 0.89 0.97 1.05 1.15 1.24 1.46 1.64 1.86 2.09 2.32 2.52 2.69 2.83 3.04 46 22 0.54 0.56 0.57 0.59 0.63 0.65 0.66 0.66 0.68 0.72 0.78 0.85 0.93 1.01 1.11 1.20 1.44 1.62 1.84 2.07 2.30 2.51 2.68 2.81 3.02 3.23 47 23 0.50 0.50 0.51 0.56 0.59 0.61 0.62 0.64 0.69 0.75 0.82 0.89 0.97 1.07 1.17 1.42 1.60 1.81 2.05 2.28 2.49 2.66 2.80 3.00 3.22 3.45 48 24 0.46 0.48 0.50 0.54 0.56 0.58 0.61 0.65 0.71 0.78 0.86 0.93 1.03 1.13 1.39 1.58 1.79 2.02 2.25 2.47 2.65 2.78 2.99 3.20 3.44 3.69 49 25 0.42 0.46 0.48 0.51 0.54 0.57 0.61 0.67 0.74 0.82 0.90 0.99 1.09 1.34 1.54 1.75 1.98 2.22 2.44 2.63 2.78 2.99 3.20 3.44 3.69 3.97 50 26 0.39 0.44 0.46 0.49 0.53 0.58 0.64 0.71 0.79 0.87 0.96 1.05 1.26 1.48 1.70 1.94 2.19 2.41 2.61 2.77 2.99 3.19 3.43 3.68 3.96 4.29 51 27 0.36 0.42 0.45 0.49 0.54 0.60 0.68 0.75 0.83 0.93 1.02 1.15 1.40 1.64 1.89 2.13 2.37 2.58 2.75 2.99 3.19 3.42 3.68 3.96 4.29 4.65 52 28 0.33 0.40 0.45 0.50 0.56 0.64 0.72 0.80 0.90 1.00 1.12 1.28 1.56 1.82 2.07 2.30 2.53 2.71 2.96 3.18 3.42 3.67 3.96 4.28 4.65 5.06 53 29 0.32 0.41 0.48 0.55 0.63 0.70 0.78 0.87 0.96 1.09 1.24 1.42 1.71 1.97 2.21 2.44 2.65 2.91 3.18 3.41 3.67 3.95 4.28 4.64 5.05 5.51 54 30 0.31 0.43 0.53 0.61 0.70 0.77 0.85 0.93 1.05 1.21 1.38 1.57 1.85 2.10 2.32 2.54 2.83 3.12 3.41 3.66 3.95 4.27 4.64 5.05 5.51 6.02 55 31 0.32 0.46 0.59 0.68 0.77 0.84 0.91 1.01 1.16 1.35 1.53 1.71 1.98 2.21 2.41 2.71 3.03 3.34 3.66 3.94 4.27 4.64 5.04 5.50 6.02 6.61 56 32 0.32 0.48 0.64 0.74 0.84 0.90 0.99 1.12 1.29 1.49 1.67 1.84 2.09 2.31 2.58 2.91 3.26 3.59 3.94 4.26 4.63 5.04 5.50 6.01 6.60 7.27 57 33 0.33 0.51 0.68 0.80 0.89 0.98 1.08 1.24 1.43 1.64 1.80 1.96 2.19 2.47 2.77 3.12 3.51 3.87 4.26 4.63 5.04 5.49 6.01 6.59 7.26 8.03 58 34 0.34 0.53 0.71 0.83 0.94 1.06 1.18 1.37 1.57 1.77 1.86 2.06 2.36 2.66 2.99 3.37 3.80 4.20 4.62 5.03 5.49 6.00 6.58 7.25 8.03 8.89 59 35 0.34 0.55 0.76 0.86 1.00 1.14 1.31 1.50 1.69 1.82 1.97 2.23 2.55 2.88 3.23 3.66 4.12 4.56 5.03 5.48 5.99 6.58 7.24 8.03 8.89 9.88 60 36 0.36 0.58 0.81 0.91 1.06 1.24 1.43 1.62 1.75 1.88 2.14 2.42 2.76 3.12 3.51 3.98 4.48 4.96 5.48 5.99 6.57 7.23 8.02 8.88 9.88 11.02 61 37 0.38 0.61 0.87 1.01 1.17 1.35 1.54 1.69 1.78 2.06 2.34 2.64 3.01 3.40 3.83 4.34 4.88 5.41 5.98 6.56 7.22 8.02 8.87 9.88 11.02 12.31 62 38 0.41 0.67 0.95 1.11 1.28 1.46 1.62 1.70 1.96 2.27 2.56 2.89 3.29 3.73 4.20 4.75 5.34 5.91 6.55 7.20 8.02 8.87 9.88 11.01 12.31 13.75 63 39 0.44 0.73 1.04 1.21 1.38 1.54 1.64 1.89 2.18 2.50 2.82 3.18 3.62 4.11 4.63 5.22 5.84 6.47 7.19 8.02 8.86 9.88 11.01 12.31 13.75 15.31 64 40 0.49 0.81 1.13 1.30 1.47 1.59 1.83 2.11 2.42 2.76 3.12 3.51 4.01 4.55 5.11 5.74 6.41 7.11 8.02 8.85 9.87 11.01 12.31 13.75 15.30 17.06 65 41 0.54 0.89 1.22 1.39 1.54 1.77 2.05 2.36 2.68 3.06 3.45 3.90 4.46 5.05 5.66 6.33 7.05 8.02 8.85 9.87 11.00 12.31 13.75 15.30 17.04 18.92 66 42 0.59 0.97 1.29 1.48 1.70 1.99 2.30 2.63 2.98 3.40 3.83 4.34 4.96 5.61 6.27 6.99 8.01 8.84 9.87 11.00 12.31 13.75 15.29 17.03 18.92 20.88 67 43 0.64 1.04 1.36 1.61 1.89 2.22 2.57 2.93 3.31 3.77 4.27 4.84 5.53 6.24 6.98 7.91 8.83 9.87 11.00 12.31 13.75 15.28 17.01 18.92 20.87 22.94 68 44 0.68 1.11 1.47 1.77 2.11 2.49 2.87 3.25 3.68 4.20 4.76 5.41 6.18 6.96 7.82 8.83 9.87 11.00 12.31 13.75 15.27 16.99 18.92 20.87 22.93 25.18 69 45 0.72 1.20 1.59 1.95 2.35 2.78 3.19 3.61 4.09 4.68 5.32 6.06 6.92 7.79 8.74 9.86 10.99 12.30 13.75 15.27 16.98 18.92 20.87 22.93 25.16 27.68 70 46 0.78 1.31 1.74 2.16 2.63 3.09 3.54 4.00 4.55 5.22 5.97 6.80 7.75 8.73 9.80 10.99 12.30 13.75 15.26 16.96 18.91 20.87 22.92 25.14 27.61 30.53 71 47 0.85 1.42 1.91 2.41 2.94 3.44 3.92 4.44 5.07 5.85 6.70 7.75 8.71 9.80 10.99 12.30 13.75 15.25 16.94 18.91 20.86 22.91 25.13 27.54 30.47 33.75 72 48 0.93 1.54 2.11 2.71 3.29 3.82 4.34 4.93 5.66 6.56 7.74 8.71 9.80 10.98 12.30 13.75 15.24 16.92 18.91 20.86 22.91 25.11 27.48 30.42 33.69 37.26 73 49 1.01 1.68 2.36 3.05 3.68 4.24 4.81 5.48 6.33 7.74 8.70 9.76 10.98 12.30 13.75 15.24 16.91 18.91 20.86 22.90 25.09 27.41 30.36 33.63 37.25 40.97 74 50 1.11 1.84 2.64 3.46 4.13 4.71 5.34 6.11 7.73 8.70 9.73 10.95 12.30 13.75 15.23 16.89 18.90 20.85 22.89 25.07 27.35 30.30 33.57 37.24 40.86 44.76 75 51 1.21 2.02 2.98 3.93 4.63 5.24 6.05 7.59 8.70 9.70 10.93 12.28 13.75 15.22 16.87 18.90 20.85 22.88 24.94 27.28 30.24 33.51 37.23 40.75 44.75 48.52 76 52 1.33 2.23 3.38 4.48 5.20 5.98 7.41 8.55 9.67 10.90 12.26 13.73 15.21 16.86 18.89 20.85 22.87 24.82 27.21 30.19 33.45 37.22 40.63 44.74 48.37 52.23 77 53 1.47 2.46 3.85 5.11 5.90 7.20 8.37 9.63 10.87 12.23 13.70 15.20 16.84 18.87 20.80 22.86 24.69 27.15 30.13 33.39 37.21 40.52 44.73 48.23 52.02 55.94 78 54 1.62 2.73 4.39 5.83 6.94 8.14 9.44 10.85 12.21 13.68 15.20 16.82 18.86 20.75 22.85 24.57 27.08 30.07 33.33 37.20 40.40 44.71 48.08 51.81 55.66 59.85 79 55 1.79 3.03 5.01 6.65 7.87 9.19 10.63 12.18 13.66 15.19 16.80 18.84 20.70 22.83 24.44 27.02 30.01 33.27 37.19 40.29 44.70 47.94 51.59 55.37 59.85 64.03 80 56 1.98 3.38 5.70 7.56 8.90 10.35 11.94 13.64 15.18 16.79 18.83 20.65 22.82 24.32 26.95 29.95 33.21 37.18 40.18 44.69 47.79 51.38 55.08 59.85 64.03 68.66 81 57 2.19 3.78 6.47 8.56 10.02 11.61 13.34 15.17 16.77 18.81 20.60 22.81 24.20 26.88 29.90 33.16 37.17 40.06 44.67 47.65 51.17 54.80 59.77 64.03 68.66 73.39 82 58 2.43 4.23 7.30 9.64 11.22 12.95 14.80 16.75 18.80 20.56 22.80 24.07 26.82 29.84 33.10 37.16 39.95 44.66 47.50 50.96 54.51 59.68 64.03 68.66 73.39 80.55 83 59 2.69 4.73 8.17 10.79 12.50 14.34 16.31 18.35 20.51 22.78 23.95 26.75 29.78 33.04 37.15 39.84 44.65 47.35 50.74 54.22 59.60 64.00 68.66 73.39 80.55 88.64 84 60 2.99 5.29 9.06 11.99 13.81 15.75 17.81 19.98 22.30 23.82 26.68 29.72 32.98 37.14 39.72 44.63 47.21 50.53 53.94 59.52 63.96 68.66 73.39 80.55 88.64 97.84 85 61 3.31 5.91 9.97 13.21 15.12 17.16 18.96 21.24 23.70 26.62 29.66 32.92 37.13 39.61 44.62 47.06 50.32 53.65 59.44 63.92 68.56 73.39 80.55 88.64 97.84 108.28 86 62 3.67 6.57 10.87 14.42 16.42 18.20 19.90 22.23 24.86 28.05 31.31 34.70 39.50 44.61 46.92 50.10 53.36 59.36 63.89 68.52 73.39 80.55 88.64 97.84 108.28 119.90 87 63 4.05 7.27 11.77 15.59 17.73 19.67 20.94 23.01 25.84 29.21 32.56 36.01 40.79 46.77 49.89 53.08 59.28 63.85 68.29 73.08 80.55 88.64 97.84 108.28 119.90 132.64 88 64 4.45 7.99 12.63 16.75 19.09 20.61 22.35 24.98 28.35 31.02 34.31 37.47 42.16 49.68 52.79 59.20 63.81 68.05 72.83 80.55 88.64 97.84 108.28 119.90 132.64 145.94 89 65 4.87 8.70 13.49 17.97 20.29 22.20 24.52 27.49 30.21 34.04 37.19 40.06 44.78 52.51 59.12 63.78 67.82 72.59 80.29 88.64 97.84 108.28 119.90 132.64 145.94 159.64 90 66 5.29 9.42 14.38 19.30 22.02 24.31 26.97 29.89 33.16 37.12 39.78 44.27 47.32 55.32 62.23 67.59 72.34 80.15 88.64 97.84 108.28 119.90 132.64 145.94 159.64 173.22 91 67 5.74 10.17 15.35 20.86 24.07 26.73 29.66 32.81 36.17 39.50 43.77 47.00 50.45 58.92 66.31 72.09 80.07 88.35 97.84 108.28 119.90 132.64 145.94 159.64 173.22 186.37 92 68 6.21 10.97 16.45 22.75 26.45 29.42 32.60 35.85 39.21 43.26 46.68 50.41 58.04 62.97 70.94 78.46 88.06 97.33 108.28 119.90 132.64 145.94 159.64 173.22 186.37 199.00 93 69 6.72 11.87 17.75 24.96 29.10 32.34 35.62 38.88 42.23 46.36 50.37 57.17 62.35 68.24 77.77 86.49 96.95 107.57 119.90 132.64 145.94 159.64 173.22 186.37 199.00 210.50 94 70 7.31 12.90 19.25 27.46 31.98 35.35 38.62 42.08 46.29 50.33 58.29 61.73 66.84 74.79 85.70 95.42 107.00 119.90 132.64 145.94 159.64 173.22 186.37 199.00 210.50 220.36 95 71 7.99 14.06 20.93 30.18 34.96 38.33 41.93 46.19 50.26 55.41 61.10 66.02 71.65 82.39 94.56 105.71 119.77 132.64 145.94 159.64 173.22 186.37 199.00 210.50 220.36 234.43 96 72 8.78 15.35 22.76 33.01 37.93 41.74 46.08 50.17 55.29 60.48 65.55 71.41 79.67 90.71 103.72 119.16 132.31 145.94 159.64 173.22 186.37 199.00 210.50 220.36 234.43 249.87 97 73 9.66 16.74 24.67 35.82 40.84 45.17 49.69 54.04 58.91 64.49 70.71 77.71 87.47 99.18 117.64 131.14 145.94 159.64 173.22 186.37 199.00 210.50 220.36 234.43 249.87 267.25 98 74 10.62 18.19 26.64 38.60 44.64 49.22 52.94 57.58 62.81 69.54 77.49 84.69 95.74 116.35 129.65 144.91 159.64 173.22 186.37 199.00 210.50 220.36 234.43 249.87 267.25 286.29 99 75 11.66 19.68 28.65 41.38 47.66 51.90 54.59 59.35 67.70 76.64 84.41 95.52 114.67 128.06 143.58 159.64 173.22 186.37 199.00 210.50 220.36 234.43 249.87 267.25 286.29 306.70 100 76 12.75 21.22 30.75 44.19 49.77 54.14 58.18 65.86 75.10 83.47 95.10 112.48 126.09 141.73 159.64 173.22 186.37 199.00 210.50 220.36 234.43 249.87 267.25 286.29 306.70 328.25 101 77 13.89 22.83 32.96 47.11 53.03 57.69 63.56 73.04 81.85 93.91 109.85 123.37 139.20 159.64 173.22 186.37 199.00 210.50 220.36 234.43 249.87 267.25 286.29 306.70 328.25 350.02 102 78 15.12 24.53 35.35 50.18 56.48 62.06 70.46 79.68 91.98 106.83 120.31 135.87 158.03 173.22 186.37 199.00 210.50 220.36 234.43 249.87 267.25 286.29 306.70 328.25 350.02 371.65 103 79 16.45 26.39 37.97 53.43 61.93 67.38 76.98 89.40 103.30 116.79 132.01 155.45 173.22 186.37 199.00 210.50 220.36 234.43 249.87 267.25 286.29 306.70 328.25 350.02 371.65 392.79 104 80 17.91 28.44 40.83 57.33 66.61 73.73 86.19 99.38 112.70 127.47 151.88 173.22 186.37 199.00 210.50 220.36 234.43 249.87 267.25 286.29 306.70 328.25 350.02 371.65 392.79 413.05 105 81 19.56 30.70 44.33 61.48 71.62 82.33 95.08 108.15 122.12 146.72 171.65 186.37 199.00 210.50 220.36 234.43 249.87 267.25 286.29 306.70 328.25 350.02 371.65 392.79 413.05 432.08 106 82 21.41 33.49 48.15 65.87 77.03 89.51 103.15 116.12 140.26 168.52 186.37 199.00 210.50 220.36 234.43 249.87 267.25 286.29 306.70 328.25 350.02 371.65 392.79 413.05 432.08 449.51 107 83 23.69 36.59 52.30 70.43 82.77 96.37 109.44 132.51 163.82 186.37 199.00 210.50 220.36 234.43 249.87 267.25 286.29 306.70 328.25 350.02 371.65 392.79 413.05 432.08 449.51 464.98 108 84 26.26 40.01 56.74 75.18 88.63 102.15 123.46 157.54 186.37 199.00 210.50 220.36 234.43 249.87 267.25 286.29 306.70 328.25 350.02 371.65 392.79 413.05 432.08 449.51 464.98 478.12 109 85 29.16 43.75 61.47 79.91 93.82 113.13 149.71 182.34 199.00 210.50 220.36 234.43 249.87 267.25 286.29 306.70 328.25 350.02 371.65 392.79 413.05 432.08 449.51 464.98 478.12 488.57 110 86 32.37 47.83 66.32 84.45 101.50 140.30 174.28 199.00 210.50 220.36 234.43 249.87 267.25 286.29 306.70 328.25 350.02 371.65 392.79 413.05 432.08 449.51 464.98 478.12 488.57 495.95 111 87 35.97 52.17 71.14 88.58 129.33 162.18 199.00 210.50 220.36 234.43 249.87 267.25 286.29 306.70 328.25 350.02 371.65 392.79 413.05 432.08 449.51 464.98 478.12 488.57 495.95 500.00 112 88 39.87 56.64 75.74 105.46 146.06 199.00 210.50 220.36 234.43 249.87 267.25 286.29 306.70 328.25 350.02 371.65 392.79 413.05 432.08 449.51 464.98 478.12 488.57 495.95 500.00 500.00 113 89 44.02 62.03 80.13 126.45 175.37 210.50 220.36 234.43 249.87 267.25 286.29 306.70 328.25 350.02 371.65 392.79 413.05 432.08 449.51 464.98 478.12 488.57 495.95 500.00 500.00 500.00 114 90 48.31 67.74 93.28 151.74 210.50 220.36 234.43 249.87 267.25 286.29 306.70 328.25 350.02 371.65 392.79 413.05 432.08 449.51 464.98 478.12 488.57 495.95 500.00 500.00 500.00 500.00 115 91 54.15 78.56 149.25 210.50 220.36 234.43 249.87 267.25 286.29 306.70 328.25 350.02 371.65 392.79 413.05 432.08 449.51 464.98 478.12 488.57 495.95 500.00 500.00 500.00 500.00 500.00 116 92 63.85 113.69 210.50 220.36 234.43 249.87 267.25 286.29 306.70 328.25 350.02 371.65 392.79 413.05 432.08 449.51 464.98 478.12 488.57 495.95 500.00 500.00 500.00 500.00 500.00 500.00 117 93 78.13 153.94 220.36 234.43 249.87 267.25 286.29 306.70 328.25 350.02 371.65 392.79 413.05 432.08 449.51 464.98 478.12 488.57 495.95 500.00 500.00 500.00 500.00 500.00 500.00 500.00 118 94 97.38 171.07 234.43 249.87 267.25 286.29 306.70 328.25 350.02 371.65 392.79 413.05 432.08 449.51 464.98 478.12 488.57 495.95 500.00 500.00 500.00 500.00 500.00 500.00 500.00 500.00 119 95 121.77 234.43 249.87 267.25 286.29 306.70 328.25 350.02 371.65 392.79 413.05 432.08 449.51 464.98 478.12 488.57 495.95 500.00 500.00 500.00 500.00 500.00 500.00 500.00 500.00 500.00 120

2015 VBT Female Nonsmoker RR100 ANB Mortality Rates per 1000 Duration Iss. Age 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 Ult. Att. Age 18 0.27 0.27 0.27 0.27 0.27 0.27 0.28 0.28 0.28 0.29 0.31 0.33 0.34 0.36 0.40 0.46 0.52 0.59 0.67 0.75 0.82 0.85 0.86 0.87 0.87 0.88 43 19 0.27 0.27 0.26 0.26 0.26 0.26 0.25 0.25 0.26 0.28 0.30 0.32 0.33 0.36 0.40 0.47 0.56 0.65 0.73 0.80 0.85 0.86 0.87 0.87 0.88 0.88 44 20 0.24 0.23 0.24 0.25 0.25 0.24 0.23 0.23 0.25 0.28 0.30 0.32 0.33 0.36 0.42 0.50 0.59 0.68 0.76 0.82 0.86 0.87 0.87 0.88 0.88 0.89 45 21 0.19 0.21 0.23 0.23 0.22 0.21 0.21 0.23 0.26 0.29 0.30 0.31 0.33 0.37 0.44 0.52 0.61 0.69 0.77 0.83 0.87 0.87 0.88 0.88 0.89 0.92 46 22 0.16 0.20 0.21 0.20 0.19 0.19 0.21 0.23 0.27 0.29 0.30 0.31 0.34 0.39 0.47 0.55 0.62 0.70 0.78 0.84 0.87 0.88 0.88 0.89 0.92 0.96 47 23 0.15 0.19 0.19 0.18 0.18 0.19 0.21 0.24 0.27 0.29 0.30 0.32 0.36 0.42 0.50 0.58 0.64 0.70 0.78 0.84 0.88 0.88 0.89 0.92 0.96 1.01 48 24 0.13 0.16 0.16 0.16 0.17 0.19 0.22 0.25 0.28 0.30 0.32 0.34 0.39 0.47 0.54 0.60 0.64 0.71 0.78 0.84 0.88 0.89 0.92 0.96 1.01 1.09 49 25 0.11 0.14 0.15 0.15 0.17 0.20 0.22 0.26 0.29 0.31 0.34 0.37 0.44 0.51 0.57 0.61 0.66 0.72 0.79 0.84 0.89 0.92 0.96 1.01 1.09 1.17 50 26 0.09 0.13 0.14 0.15 0.17 0.20 0.23 0.26 0.30 0.33 0.37 0.42 0.49 0.56 0.60 0.63 0.67 0.74 0.80 0.87 0.92 0.96 1.01 1.09 1.17 1.28 51 27 0.08 0.12 0.14 0.16 0.18 0.20 0.23 0.28 0.32 0.36 0.41 0.47 0.54 0.60 0.63 0.66 0.70 0.76 0.83 0.90 0.96 1.01 1.09 1.17 1.28 1.42 52 28 0.07 0.12 0.14 0.16 0.18 0.21 0.25 0.30 0.35 0.40 0.45 0.51 0.58 0.63 0.65 0.68 0.73 0.80 0.87 0.95 1.01 1.09 1.17 1.28 1.42 1.60 53 29 0.07 0.12 0.15 0.16 0.18 0.22 0.26 0.32 0.38 0.43 0.49 0.55 0.61 0.65 0.67 0.71 0.77 0.84 0.92 1.00 1.09 1.17 1.28 1.42 1.60 1.80 54 30 0.07 0.13 0.15 0.16 0.19 0.23 0.29 0.35 0.41 0.46 0.52 0.58 0.64 0.67 0.70 0.75 0.83 0.92 1.00 1.08 1.17 1.28 1.42 1.60 1.80 2.00 55 31 0.07 0.13 0.16 0.18 0.21 0.26 0.32 0.38 0.43 0.49 0.54 0.60 0.65 0.70 0.74 0.81 0.90 0.99 1.07 1.16 1.28 1.42 1.60 1.80 2.00 2.20 56 32 0.08 0.14 0.17 0.19 0.24 0.30 0.35 0.41 0.46 0.51 0.56 0.62 0.69 0.74 0.80 0.88 0.98 1.06 1.16 1.27 1.42 1.60 1.80 2.00 2.20 2.39 57 33 0.08 0.15 0.18 0.22 0.28 0.33 0.38 0.44 0.47 0.52 0.58 0.64 0.72 0.80 0.88 0.96 1.06 1.16 1.26 1.41 1.60 1.80 2.00 2.20 2.39 2.59 58 34 0.08 0.15 0.21 0.25 0.31 0.36 0.42 0.46 0.49 0.54 0.60 0.68 0.78 0.87 0.96 1.05 1.15 1.26 1.40 1.58 1.80 2.00 2.20 2.39 2.59 2.79 59 35 0.09 0.16 0.23 0.30 0.35 0.39 0.45 0.49 0.51 0.56 0.63 0.74 0.86 0.96 1.04 1.14 1.25 1.39 1.56 1.77 2.00 2.20 2.39 2.59 2.79 3.03 60 36 0.10 0.17 0.26 0.32 0.37 0.43 0.48 0.51 0.54 0.59 0.69 0.81 0.95 1.04 1.14 1.24 1.36 1.52 1.72 1.96 2.20 2.39 2.59 2.79 3.03 3.30 61 37 0.11 0.18 0.28 0.37 0.42 0.48 0.51 0.53 0.57 0.65 0.76 0.90 1.03 1.13 1.23 1.34 1.48 1.66 1.89 2.15 2.39 2.59 2.79 3.03 3.30 3.62 62 38 0.12 0.19 0.30 0.40 0.46 0.50 0.53 0.56 0.62 0.72 0.85 0.99 1.12 1.23 1.32 1.45 1.61 1.82 2.07 2.34 2.59 2.79 3.03 3.30 3.62 3.98 63 39 0.13 0.20 0.32 0.41 0.49 0.53 0.56 0.61 0.68 0.80 0.94 1.08 1.21 1.32 1.42 1.57 1.75 1.98 2.24 2.53 2.79 3.03 3.30 3.62 3.98 4.39 64 40 0.13 0.21 0.32 0.42 0.51 0.55 0.61 0.67 0.75 0.89 1.04 1.17 1.30 1.42 1.54 1.70 1.91 2.15 2.42 2.73 3.03 3.30 3.62 3.98 4.39 4.83 65 41 0.14 0.22 0.33 0.44 0.54 0.60 0.66 0.73 0.83 0.99 1.13 1.26 1.40 1.53 1.68 1.86 2.08 2.33 2.62 2.96 3.30 3.62 3.98 4.39 4.83 5.30 66 42 0.15 0.24 0.34 0.46 0.59 0.66 0.71 0.79 0.92 1.08 1.22 1.35 1.50 1.66 1.84 2.04 2.27 2.53 2.85 3.23 3.62 3.98 4.39 4.83 5.30 5.81 67 43 0.16 0.25 0.35 0.51 0.63 0.71 0.76 0.86 1.00 1.17 1.31 1.45 1.63 1.83 2.03 2.25 2.50 2.80 3.15 3.55 3.98 4.39 4.83 5.30 5.81 6.37 68 44 0.18 0.26 0.38 0.58 0.68 0.75 0.82 0.93 1.09 1.25 1.40 1.57 1.79 2.01 2.23 2.47 2.73 3.04 3.42 3.90 4.39 4.83 5.30 5.81 6.37 6.99 69 45 0.21 0.27 0.42 0.65 0.74 0.81 0.88 1.02 1.18 1.34 1.51 1.71 1.96 2.22 2.45 2.70 3.01 3.36 3.79 4.29 4.83 5.30 5.81 6.37 6.99 7.73 70 46 0.22 0.27 0.47 0.69 0.79 0.87 0.96 1.11 1.27 1.44 1.63 1.88 2.18 2.45 2.69 2.98 3.33 3.72 4.18 4.71 5.30 5.81 6.37 6.99 7.73 8.60 71 47 0.24 0.28 0.55 0.75 0.85 0.95 1.06 1.21 1.37 1.56 1.78 2.08 2.41 2.69 2.98 3.30 3.68 4.11 4.60 5.17 5.81 6.37 6.99 7.73 8.60 9.63 72 48 0.25 0.31 0.65 0.81 0.94 1.04 1.16 1.32 1.48 1.69 1.95 2.29 2.67 2.97 3.28 3.65 4.08 4.54 5.07 5.67 6.37 6.99 7.73 8.60 9.63 10.82 73 49 0.26 0.36 0.76 0.91 1.03 1.14 1.28 1.44 1.61 1.84 2.14 2.51 2.92 3.26 3.58 4.00 4.48 4.98 5.55 6.21 6.99 7.73 8.60 9.63 10.82 12.22 74 50 0.27 0.47 0.89 1.03 1.14 1.26 1.42 1.56 1.75 2.01 2.35 2.74 3.15 3.50 3.88 4.37 4.89 5.43 6.05 6.81 7.73 8.60 9.63 10.82 12.22 13.84 75 51 0.28 0.61 1.00 1.13 1.26 1.40 1.54 1.70 1.92 2.22 2.58 2.97 3.37 3.75 4.20 4.75 5.32 5.90 6.59 7.48 8.60 9.63 10.82 12.22 13.84 15.68 76 52 0.29 0.75 1.07 1.21 1.36 1.52 1.68 1.87 2.12 2.46 2.83 3.21 3.62 4.05 4.57 5.19 5.76 6.38 7.23 8.33 9.63 10.82 12.22 13.84 15.68 17.82 77 53 0.30 0.84 1.12 1.31 1.48 1.66 1.84 2.07 2.37 2.73 3.10 3.46 3.88 4.38 4.98 5.65 6.33 7.14 8.13 9.32 10.82 12.22 13.84 15.68 17.82 20.32 78 54 0.31 0.87 1.17 1.38 1.62 1.82 2.05 2.31 2.65 3.03 3.39 3.74 4.20 4.79 5.49 6.26 7.05 8.03 9.19 10.57 12.22 13.84 15.68 17.82 20.32 23.30 79 55 0.32 0.88 1.20 1.43 1.78 2.02 2.29 2.59 2.95 3.33 3.67 4.04 4.58 5.28 6.09 6.98 7.93 9.05 10.47 12.22 13.84 15.68 17.82 20.32 23.30 26.91 80 56 0.33 0.89 1.22 1.52 1.98 2.27 2.58 2.90 3.26 3.61 3.94 4.37 5.02 5.85 6.80 7.86 9.02 10.33 11.93 13.84 15.68 17.82 20.32 23.30 26.91 31.06 81 57 0.34 0.90 1.23 1.66 2.23 2.56 2.89 3.21 3.56 3.86 4.21 4.73 5.52 6.50 7.62 8.86 10.20 11.69 13.50 15.68 17.82 20.32 23.30 26.91 31.06 35.15 82 58 0.35 0.92 1.27 1.87 2.52 2.88 3.20 3.49 3.79 4.10 4.51 5.17 6.14 7.29 8.60 10.04 11.57 13.27 15.34 17.82 20.32 23.30 26.91 31.06 35.15 39.61 83 59 0.37 0.95 1.34 2.15 2.84 3.19 3.48 3.73 4.01 4.36 4.89 5.74 6.93 8.29 9.79 11.44 13.22 15.14 17.50 20.32 23.30 26.91 31.06 35.15 39.61 44.97 84 60 0.43 0.99 1.53 2.44 3.15 3.47 3.70 3.93 4.22 4.68 5.40 6.50 7.91 9.45 11.18 13.06 15.03 17.12 19.96 23.30 26.91 31.06 35.15 39.61 44.97 53.19 85 61 0.51 1.03 1.80 2.70 3.43 3.68 3.89 4.13 4.51 5.13 6.10 7.47 9.09 10.88 12.80 14.89 17.09 19.65 23.01 26.91 31.06 35.15 39.61 44.97 53.19 60.47 86 62 0.61 1.15 2.14 2.87 3.63 3.85 4.06 4.39 4.92 5.78 7.02 8.64 10.46 12.41 14.53 16.87 19.55 22.96 26.91 31.06 35.15 39.61 44.97 53.19 60.47 68.64 87 63 0.73 1.31 2.50 3.19 3.78 4.04 4.35 4.85 5.58 6.65 8.18 10.04 12.05 14.20 16.57 19.26 22.73 26.42 31.06 35.15 39.61 44.97 53.19 60.47 68.64 78.21 88 64 0.84 1.63 2.81 3.41 3.87 4.27 4.85 5.54 6.40 7.78 9.53 11.53 13.68 16.02 18.72 22.36 26.32 31.06 35.15 39.61 44.97 53.19 60.47 68.64 78.21 88.84 89 65 0.94 2.00 3.05 3.54 4.06 4.75 5.50 6.30 7.45 9.15 11.11 13.20 15.53 18.06 21.23 25.70 30.27 35.15 39.61 44.97 53.19 60.47 68.64 78.21 88.84 100.49 90 66 1.04 2.11 3.23 3.66 4.30 5.26 6.19 7.25 8.74 10.78 12.89 15.04 17.57 20.77 24.45 29.29 35.15 39.61 44.97 53.19 60.47 68.64 78.21 88.84 100.49 112.92 91 67 1.15 2.20 3.37 3.79 4.66 5.86 7.03 8.39 10.24 12.61 14.95 17.43 19.92 23.39 27.43 33.08 39.61 44.97 53.19 60.47 68.64 78.21 88.84 100.49 112.92 126.41 92 68 1.28 2.29 3.49 4.06 5.17 6.59 8.02 9.73 11.95 14.69 17.28 19.81 23.27 27.21 30.87 37.73 44.97 53.19 60.47 68.64 78.21 88.84 100.49 112.92 126.41 140.96 93 69 1.42 2.38 3.64 4.48 5.82 7.44 9.13 11.19 13.85 17.01 19.69 23.15 26.98 30.82 36.85 44.71 53.19 60.47 58.64 78.21 88.84 100.49 112.92 126.41 140.96 155.80 94 70 1.57 2.49 3.81 4.90 6.58 8.38 10.33 12.78 15.95 19.58 23.02 26.75 30.81 36.52 44.46 53.19 60.47 68.64 78.21 88.84 100.49 112.92 126.41 140.96 155.80 171.79 95 71 1.74 2.63 4.03 5.47 7.44 9.37 11.60 14.53 18.28 22.43 26.53 30.44 36.01 43.11 51.93 60.47 68.64 78.21 88.84 100.49 112.92 126.41 140.96 155.80 171.79 191.55 96 72 1.93 2.82 4.31 6.25 8.33 10.40 12.96 16.44 20.86 25.72 30.24 34.48 41.15 49.78 59.50 68.64 78.21 88.84 100.49 112.92 126.41 140.96 155.80 171.79 191.55 213.29 97 73 2.14 3.06 4.69 7.10 9.26 11.48 14.42 18.52 23.82 29.33 34.22 39.92 47.97 57.89 68.64 78.21 88.84 100.49 112.92 126.41 140.96 155.80 171.79 191.55 213.29 237.02 98 74 2.46 3.37 5.18 8.00 10.23 12.63 16.03 20.95 27.13 33.30 38.65 45.47 54.75 66.19 78.21 88.84 100.49 112.92 126.41 140.96 155.80 171.79 191.55 213.29 237.02 262.44 99 75 2.83 3.71 5.81 8.98 11.25 13.88 17.91 23.71 30.85 37.77 43.52 51.68 62.39 75.77 88.84 100.49 112.92 126.41 140.96 155.80 171.79 191.55 213.29 237.02 262.44 289.19 100 76 3.25 4.15 6.58 10.02 12.33 15.35 20.06 26.84 35.10 42.76 50.26 60.33 72.82 86.85 100.49 112.92 126.41 140.96 155.80 171.79 191.55 213.29 237.02 262.44 289.19 313.30 101 77 3.68 4.65 7.53 11.13 13.59 17.02 22.54 30.52 39.99 48.36 58.77 70.67 84.79 100.49 112.92 126.41 140.96 155.80 171.79 191.55 213.29 237.02 262.44 289.19 313.30 337.47 102 78 4.15 5.30 8.65 12.38 14.99 18.95 25.49 34.86 45.65 55.60 67.68 81.90 98.96 112.92 126.41 140.96 155.80 171.79 191.55 213.29 237.02 262.44 289.19 313.30 337.47 361.33 103 79 4.63 6.07 10.02 13.75 16.56 21.27 29.07 40.06 52.17 65.09 79.98 97.27 112.92 126.41 140.96 155.80 171.79 191.55 213.29 237.02 262.44 289.19 313.30 337.47 361.33 384.50 104 80 4.80 7.02 11.59 15.21 18.41 24.08 33.46 46.30 61.10 77.13 94.66 112.92 126.41 140.96 155.80 171.79 191.55 213.29 237.02 262.44 289.19 313.30 337.47 361.33 384.50 406.60 105 81 5.24 8.12 13.35 16.84 20.59 27.85 38.88 53.94 70.62 88.92 110.02 126.41 140.96 155.80 171.79 191.55 213.29 237.02 262.44 289.19 313.30 337.47 361.33 384.50 406.60 427.26 106 82 5.79 9.38 15.28 18.63 24.43 33.02 45.74 63.59 84.24 106.85 126.41 140.96 155.80 171.79 191.55 213.29 237.02 262.44 289.19 313.30 337.47 361.33 384.50 406.60 427.26 446.11 107 83 6.64 10.85 17.67 22.47 28 .97 39.18 55.44 78.29 104.02 126.41 140.96 155.80 171.79 191.55 213.29 237.02 262.44 289.19 313.30 337.47 361.33 384.50 406.60 427.26 446.11 462.77 108 84 7.79 12.55 20.43 27.10 34.96 47.59 71.41 99.94 126.41 140.96 155.80 171.79 191.55 213.29 237.02 262.44 289.19 313.30 337.47 361.33 384.50 406.60 427.26 446.11 462.77 476.86 109 85 8.86 14.75 24.63 32.70 42.19 60.18 91.00 119.08 140.96 155.80 171.79 191.55 213.29 237.02 262.44 289.19 313.30 337.47 361.33 384.50 406.60 427.26 446.11 462.77 476.86 488.00 110 86 9.80 17.78 29.72 39.46 53.03 82.86 112.18 140.96 155.80 171.79 191.55 213.29 237.02 262.44 289.19 313.30 337.47 361.33 384.50 406.60 427.26 446.11 462.77 476.86 488.00 495.83 111 87 10.83 21.46 35.87 47.62 71.26 108.43 140.96 155.80 171.79 191.55 213.29 237.02 262.44 289.19 313.30 337.47 361.33 384.50 406.60 427.26 446.11 462.77 476.86 488.00 495.83 500.00 112 88 11.98 25.89 43.29 62.40 99.94 140.96 155.80 171.79 191.55 213.29 237.02 262.44 289.19 313.30 337.47 361.33 384.50 406.60 427.26 446.11 462.77 476.86 488.00 495.83 500.00 500.00 113 89 13.26 30.73 52.19 83.03 130.65 155.80 171.79 191.55 213.29 237.02 262.44 289.19 313.30 337.47 361.33 384.50 406.60 427.26 446.11 462.77 476.86 488.00 495.83 500.00 500.00 500.00 114 90 14.66 36.43 68.64 114.50 155.80 171.79 191.55 213.29 237.02 262.44 289.19 313.30 337.47 361.33 384.50 406.60 427.26 446.11 462.77 476.86 488.00 495.83 500.00 500.00 500.00 500.00 115 91 18.74 47.97 105.72 155.80 171.79 191.55 213.29 237.02 262.44 289.19 313.30 337.47 361.33 384.50 406.60 427.26 446.11 462.77 476.86 488.00 495.83 500.00 500.00 500.00 500.00 500.00 116 92 27.30 73.72 155.80 171.79 191.55 213.29 237.02 262.44 289.19 313.30 337.47 361.33 384.50 406.60 427.26 446.11 462.77 476.86 488.00 495.83 500.00 500.00 500.00 500.00 500.00 500.00 117 93 41.72 109.52 171.79 191.55 213.29 237.02 262.44 289.19 313.30 337.47 361.33 384.50 406.60 427.26 446.11 462.77 476.86 488.00 495.83 500.00 500.00 500.00 500.00 500.00 500.00 500.00 118 94 63.25 132.79 191.55 213.29 237.02 262.44 289.19 313.30 337.47 361.33 384.50 406.60 427.26 446.11 462.77 476.86 488.00 495.83 500.00 500.00 500.00 500.00 500.00 500.00 500.00 500.00 119 95 93.79 191.55 213.29 237.02 262.44 289.19 313.30 337.47 361.33 384.50 406.60 427.26 446.11 462.77 476.86 488.00 495.83 500.00 500.00 500.00 500.00 500.00 500.00 500.00 500.00 500.00 120

2015 VBT Female Smoker RR100 ANB Mortality Rates per 1000 Duration Iss. Age 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 Ult. Att. Age 18 0.27 0.27 0.27 0.27 0.27 0.29 0.33 0.34 0.34 0.34 0.35 0.37 0.40 0.43 0.45 0.49 0.65 0.73 0.86 1.03 1.17 1.29 1.40 1.49 1.58 1.67 43 19 0.27 0.27 0.26 0.26 0.27 0.31 0.33 0.33 0.33 0.35 0.37 0.39 0.43 0.45 0.49 0.65 0.72 0.86 1.01 1.16 1.29 1.40 1.49 1.58 1.67 1.76 44 20 0.24 0.23 0.24 0.25 0.29 0.31 0.32 0.32 0.34 0.37 0.39 0.42 0.45 0.49 0.65 0.72 0.85 1.00 1.14 1.27 1.40 1.49 1.58 1.67 1.76 1.87 45 21 0.19 0.21 0.23 0.26 0.29 0.30 0.31 0.33 0.37 0.39 0.42 0.45 0.49 0.65 0.71 0.85 0.99 1.13 1.26 1.38 1.49 1.58 1.67 1.76 1.87 2.05 46 22 0.17 0.20 0.24 0.27 0.28 0.30 0.32 0.35 0.39 0.42 0.45 0.49 0.65 0.71 0.85 0.98 1.11 1.24 1.36 1.48 1.58 1.67 1.76 1.87 2.05 2.25 47 23 0.19 0.21 0.24 0.26 0.28 0.30 0.34 0.38 0.42 0.45 0.49 0.65 0.71 0.85 0.98 1.11 1.23 1.35 1.45 1.56 1.67 1.76 1.87 2.05 2.25 2.46 48 24 0.20 0.21 0.23 0.25 0.28 0.32 0.37 0.41 0.45 0.49 0.62 0.71 0.85 0.97 1.10 1.22 1.34 1.44 1.55 1.65 1.76 1.87 2.05 2.25 2.46 2.71 49 25 0.19 0.21 0.23 0.26 0.30 0.35 0.39 0.44 0.49 0.59 0.70 0.83 0.96 1.08 1.21 1.32 1.43 1.53 1.64 1.75 1.87 2.05 2.25 2.46 2.71 2.97 50 26 0.18 0.20 0.23 0.28 0.32 0.37 0.42 0.48 0.56 0.67 0.80 0.94 1.08 1.20 1.31 1.42 1.53 1.63 1.74 1.86 2.05 2.25 2.46 2.71 2.97 3.28 51 27 0.18 0.20 0.25 0.30 0.35 0.40 0.46 0.54 0.63 0.76 0.91 1.06 1.20 1.31 1.41 1.52 1.63 1.74 1.85 2.04 2.25 2.46 2.71 2.97 3.28 3.61 52 28 0.18 0.21 0.27 0.32 0.37 0.43 0.51 0.60 0.72 0.87 1.02 1.17 1.31 1.41 1.51 1.61 1.73 1.85 2.00 2.24 2.46 2.71 2.97 3.28 3.61 3.98 53 29 0.18 0.23 0.29 0.35 0.41 0.48 0.57 0.68 0.82 0.97 1.12 1.26 1.39 1.49 1.59 1.71 1.84 1.99 2.19 2.45 2.71 2.97 3.28 3.61 3.98 4.39 54 30 0.20 0.25 0.31 0.38 0.45 0.54 0.65 0.78 0.92 1.07 1.21 1.34 1.47 1.57 1.68 1.81 1.99 2.19 2.40 2.69 2.97 3.28 3.61 3.98 4.39 4.84 55 31 0.21 0.26 0.34 0.42 0.51 0.61 0.73 0.87 1.01 1.16 1.29 1.42 1.55 1.66 1.78 1.96 2.18 2.40 2.67 2.95 3.28 3.61 3.98 4.39 4.84 5.35 56 32 0.22 0.28 0.37 0.47 0.58 0.69 0.82 0.96 1.10 1.24 1.37 1.50 1.65 1.77 1.94 2.16 2.40 2.66 2.94 3.25 3.61 3.98 4.39 4.84 5.35 5.93 57 33 0.23 0.31 0.42 0.53 0.65 0.78 0.91 1.04 1.17 1.32 1.45 1.59 1.75 1.93 2.13 2.37 2.65 2.93 3.21 3.58 3.98 4.39 4.84 5.35 5.93 6.59 58 34 0.25 0.35 0.48 0.61 0.73 0.86 0.98 1.11 1.24 1.39 1.54 1.69 1.92 2.13 2.35 2.62 2.92 3.20 3.55 3.95 4.39 4.84 5.35 5.93 6.59 7.31 59 35 0.27 0.39 0.54 0.68 0.81 0.93 1.05 1.18 1.31 1.47 1.63 1.89 2.12 2.35 2.60 2.90 3.20 3.54 3.94 4.38 4.84 5.35 5.93 6.59 7.31 8.12 60 36 0.30 0.44 0.60 0.75 0.88 1.00 1.12 1.25 1.38 1.55 1.88 2.09 2.34 2.60 2.87 3.20 3.53 3.93 4.37 4.83 5.35 5.93 6.59 7.31 8.12 9.01 61 37 0.34 0.49 0.66 0.82 0.95 1.07 1.19 1.32 1.46 1.85 2.07 2.30 2.58 2.87 3.17 3.52 3.92 4.37 4.83 5.35 5.93 6.59 7.31 8.12 9.01 10.01 62 38 0.37 0.53 0.72 0.88 1.01 1.13 1.26 1.40 1.78 2.04 2.28 2.54 2.84 3.17 3.52 3.91 4.36 4.83 5.35 5.93 6.59 7.31 8.12 9.01 10.01 11.09 63 39 0.39 0.57 0.77 0.94 1.08 1.21 1.34 1.70 1.96 2.25 2.52 2.80 3.15 3.51 3.90 4.35 4.83 5.34 5.93 6.58 7.31 8.12 9.01 10.01 11.09 12.28 64 40 0.42 0.60 0.82 1.00 1.15 1.29 1.60 1.87 2.16 2.48 2.79 3.10 3.49 3.89 4.31 4.83 5.34 5.93 6.58 7.30 8.12 9.01 10.01 11.09 12.28 13.57 65 41 0.43 0.64 0.87 1.07 1.23 1.48 1.76 2.06 2.39 2.74 3.08 3.44 3.86 4.31 4.78 5.34 5.93 6.57 7.29 8.10 9.01 10.01 11.09 12.28 13.57 14.96 66 42 0.45 0.67 0.92 1.14 1.35 1.63 1.94 2.27 2.64 3.03 3.41 3.80 4.27 4.77 5.27 5.93 6.57 7.29 8.09 8.99 10.01 11.09 12.28 13.57 14.96 16.45 67 43 0.46 0.70 0.98 1.26 1.49 1.80 2.14 2.51 2.91 3.35 3.77 4.21 4.73 5.22 5.84 6.57 7.28 8.08 8.97 9.97 11.09 12.28 13.57 14.96 16.45 18.02 68 44 0.48 0.73 1.07 1.39 1.64 1.99 2.37 2.78 3.23 3.71 4.17 4.66 5.15 5.79 6.48 7.27 8.06 8.95 9.96 11.04 12.28 13.57 14.96 16.45 18.02 19.66 69 45 0.50 0.79 1.18 1.53 1.82 2.20 2.62 3.08 3.57 4.10 4.62 5.05 5.71 6.42 7.18 8.05 8.94 9.95 11.03 12.27 13.57 14.96 16.45 18.02 19.66 21.49 70 46 0.53 0.86 1.29 1.69 2.01 2.44 2.90 3.41 3.96 4.54 5.00 5.61 6.33 7.12 7.97 8.92 9.95 11.03 12.25 13.46 14.96 16.45 18.02 19.66 21.49 23.51 71 47 0.56 0.93 1.41 1.87 2.23 2.70 3.22 3.78 4.38 4.92 5.55 6.22 7.03 7.90 8.84 9.90 11.03 12.24 13.46 14.84 16.45 18.02 19.66 21.49 23.51 25.47 72 48 0.60 1.01 1.55 2.07 2.48 3.00 3.57 4.19 4.75 5.46 6.16 6.91 7.80 8.78 9.82 10.98 12.22 13.46 14.79 16.32 18.02 19.66 21.49 23.51 25.47 27.65 73 49 0.65 1.10 1.71 2.29 2.76 3.34 3.97 4.55 5.28 6.07 6.82 7.64 8.63 9.70 10.85 12.12 13.46 14.79 16.20 17.85 19.66 21.49 23.51 25.47 27.65 29.99 74 50 0.69 1.19 1.88 2.53 3.07 3.71 4.33 5.06 5.86 6.74 7.57 8.45 9.55 10.72 11.96 13.34 14.79 16.19 17.82 19.43 21.49 23.51 25.47 27.65 29.99 32.61 75 51 0.75 1.30 2.07 2.81 3.42 4.08 4.82 5.63 6.52 7.50 8.40 9.35 10.55 11.84 13.17 14.65 16.19 17.79 19.43 21.18 23.51 25.47 27.65 29.99 32.61 35.49 76 52 0.80 1.42 2.28 3.11 3.81 4.55 5.37 6.27 7.26 8.35 9.35 10.48 11.71 13.10 14.54 16.11 17.76 19.43 21.16 23.10 25.47 27.65 29.99 32.61 35.49 38.73 77 53 0.87 1.56 2.51 3.45 4.25 5.07 5.99 6.98 8.09 9.30 10.40 11.65 12.96 14.45 16.07 17.74 19.43 21.14 23.05 25.09 27.65 29.99 32.61 35.49 38.73 42.27 78 54 0.94 1.71 2.77 3.83 4.74 5.66 6.68 7.80 9.03 10.36 11.60 12.94 14.42 16.02 17.71 19.43 21.13 23.01 25.08 27.54 29.99 32.61 35.49 38.73 42.27 46.20 79 55 1.01 1.88 3.06 4.25 5.30 6.33 7.47 8.71 10.07 11.53 12.91 14.34 15.99 17.68 19.43 21.11 22.96 25.06 27.42 29.99 32.61 35.49 38.73 42.27 46.20 51.41 80 56 1.10 2.06 3.38 4.73 5.94 7.10 8.37 9.74 11.22 12.81 14.34 15.92 17.67 19.42 21.09 22.92 25.05 27.38 29.85 32.61 35.49 38.73 42.27 46.20 51.41 57.61 81 57 1.19 2.27 3.74 5.27 6.68 7.97 9.37 10.87 12.49 14.19 15.82 17.47 19.28 21.07 22.88 25.04 27.35 29.78 32.41 35.49 38.73 42.27 46.20 51.41 57.61 64.64 82 58 1.30 2.51 4.15 5.89 7.51 8.94 10.48 12.11 13.86 15.68 17.38 19.09 20.94 22.83 24.83 27.15 29.72 32.39 35.34 38.73 42.27 46.20 51.41 57.61 64.64 72.52 83 59 1.41 2.77 4.62 6.60 8.46 10.02 11.70 13.47 15.33 17.25 19.04 20.81 22.81 24.77 26.99 29.58 32.36 35.31 38.54 42.27 46.20 51.41 57.61 64.64 72.52 80.55 84 60 1.55 3.08 5.15 7.40 9.52 11.22 13.04 14.93 16.89 18.89 20.74 22.74 24.63 26.90 29.44 32.24 35.27 38.48 42.09 46.20 51.41 57.61 64.64 72.52 80.55 87.78 85 61 1.70 3.42 5.76 8.30 10.71 12.55 14.49 16.49 18.53 20.58 22.69 24.47 26.73 29.35 32.13 35.15 38.43 41.95 46.04 51.41 57.61 64.64 72.52 80.55 87.78 99.21 86 62 1.86 3.82 6.45 9.33 12.02 13.98 16.04 18.12 20.23 22.52 24.30 26.46 29.11 31.95 34.95 38.17 41.85 45.92 51.41 57.61 64.64 72.52 80.55 87.78 99.21 109.38 87 63 2.05 4.25 7.23 10.48 13.46 15.54 17.69 19.83 22.17 24.11 26.25 28.86 31.72 34.74 37.86 41.49 45.71 51.20 57.61 64.64 72.52 80.55 87.78 99.21 109.38 120.48 88 64 2.26 4.74 8.11 11.76 15.01 17.20 19.41 21.75 23.75 26.02 28.51 31.52 34.09 37.12 40.62 45.08 50.91 57.61 64.64 72.52 80.55 87.78 99.21 109.38 120.48 132.26 89 65 2.49 5.28 9.09 13.20 16.67 18.92 21.30 23.36 25.60 28.46 31.32 34.01 36.34 39.74 43.87 50.12 57.01 64.64 72.52 80.55 87.78 99.21 109.38 120.48 132.26 144.56 90 66 2.74 5.87 10.20 14.79 18.40 20.76 22.95 25.15 28.06 31.13 33.93 36.29 38.80 42.94 48.50 56.06 64.64 72.52 80.55 87.78 99.21 109.38 120.48 132.26 144.56 156.92 91 67 3.02 6.52 11.45 16.55 20.17 22.49 24.67 27.61 30.73 33.84 36.25 38.61 42.84 48.41 55.80 64.37 72.52 80.55 87.78 99.21 109.38 120.48 132.26 144.56 156.92 169.63 92 68 3.31 7.21 12.85 18.50 22.02 24.15 27.19 30.35 33.48 36.20 38.43 42.75 48.33 55.54 64.09 72.15 80.55 87.78 99.21 109.38 120.48 132.26 144.56 156.92 169.63 182.59 93 69 3.64 7.96 14.43 20.63 23.60 26.68 29.93 33.05 35.65 38.24 42.65 48.25 55.28 63.81 71.77 80.05 87.78 99.21 109.38 120.48 132.26 144.56 156.92 169.63 182.59 194.74 94 70 3.99 8.76 16.20 22.97 26.13 29.44 32.59 35.02 38.05 42.64 48.17 55.02 63.54 71.39 79.54 87.78 99.21 109.38 120.48 132.26 144.56 156.92 169.63 182.59 194.74 207.13 95 71 4.37 9.62 18.18 25.52 28.89 32.04 34.32 37.19 41.83 47.81 54.76 63.26 71.01 79.03 87.10 99.21 109.38 120.48 132.26 144.56 156.92 169.63 182.59 194.74 207.13 222.69 96 72 4.79 10.55 20.36 28.29 31.44 33.53 36.24 40.93 46.87 53.97 62.60 70.64 78.52 86.42 97.78 109.38 120.48 132.26 144.56 156.92 169.63 182.59 194.74 207.13 222.69 238.98 97 73 5.25 11.57 22.77 30.76 32.64 35.14 39.86 45.72 52.76 61.55 70.26 76.87 85.73 96.95 109.38 120.48 132.26 144.56 156.92 169.63 182.59 194.74 207.13 222.69 238.98 255.83 98 74 5.76 12.70 25.40 31.69 33.97 38.71 44.48 51.41 60.12 69.10 76.51 83.77 93.84 109.11 120.48 132.26 144.56 156.92 169.63 182.59 194.74 207.13 222.69 238.98 255.83 272.73 99 75 6.34 13.98 28.27 32.72 37.48 43.12 49.92 58.47 64.80 76.15 83.36 93.66 108.95 119.95 132.26 144.56 156.92 169.63 182.59 194.74 207.13 222.69 238.98 255.83 272.73 289.19 100 76 6.99 15.42 30.34 36.17 41.67 48.30 56.63 63.33 71.88 82.94 93.49 108.79 119.43 131.68 144.56 156.92 169.63 182.59 194.74 207.13 222.69 238.98 255.83 272.73 289.19 313.30 101 77 7.74 17.04 32.52 40.11 46.55 54.57 61.87 70.23 78.34 93.31 108.62 118.52 131.06 144.56 156.92 169.63 182.59 194.74 207.13 222.69 238.98 255.83 272.73 289.19 313.30 337.47 102 78 8.58 18.85 34.88 44.66 52.32 61.55 68.58 76.63 88.04 106.15 117.44 129.79 143.65 156.92 169.63 182.59 194.74 207.13 222.69 238.98 255.83 272.73 289.19 313.30 337.47 361.33 103 79 9.54 20.88 37.46 49.85 60.25 66.82 74.92 85.96 98.88 116.05 128.39 142.13 156.92 169.63 182.59 194.74 207.13 222.69 238.98 255.83 272.73 289.19 313.30 337.47 361.33 384.50 104 80 10.63 23.28 40.29 56.40 66.53 73.12 83.89 97.91 107.87 126.62 139.98 156.92 169.63 182.59 194.74 207.13 222.69 238.98 255.83 272.73 289.19 313.30 337.47 361.33 384.50 406.60 105 81 11.93 25.98 43.74 60.48 71.54 81.65 92.54 106.55 1 16.89 136.92 155.42 169.63 182.59 194.74 207.13 222.69 238.98 255.83 272.73 289.19 313.30 337.47 361.33 384.50 406.60 427.26 106 82 13.41 28.98 47.51 64.80 76.94 88.78 100.40 114.39 133.10 152.42 169.63 182.59 194.74 207.13 222.69 238.98 255.83 272.73 289.19 313.30 337.47 361.33 384.50 406.60 427.26 446.11 107 83 15.09 32.37 51.61 69.28 82.67 95.58 106.52 128.52 147.91 169.63 182.59 194.74 207.13 222.69 238.98 255.83 272.73 289.19 313.30 337.47 361.33 384.50 406.60 427.26 446.11 462.77 108 84 17.01 36.16 55.98 73.95 88.32 101.31 120.99 141.91 169.63 182.59 194.74 207.13 222.69 238.98 255.83 272.73 289.19 313.30 337.47 361.33 384.50 406.60 427.26 446.11 462.77 476.86 109 85 19.21 40.40 60.65 78.61 93.71 112.20 134.41 165.78 182.59 194.74 207.13 222.69 238.98 255.83 272.73 289.19 313.30 337.47 361.33 384.50 406.60 427.26 446.11 462.77 476.86 488.00 110 86 21.71 45.04 65.44 83.07 101.38 122.89 158.09 182.59 194.74 207.13 222.69 238.98 255.83 272.73 289.19 313.30 337.47 361.33 384.50 406.60 427.26 446.11 462.77 476.86 488.00 495.83 111 87 24.52 50.15 70.19 87.14 109.76 146.54 182.59 194.74 207.13 222.69 238.98 255.83 272.73 289.19 313.30 337.47 361.33 384.50 406.60 427.26 446.11 462.77 476.86 488.00 495.83 500.00 112 88 27.69 55.65 74.73 95.92 131.15 182.59 194.74 207.13 222.69 238.98 255.83 272.73 289.19 313.30 337.47 361.33 384.50 406.60 427.26 446.11 462.77 476.86 488.00 495.83 500.00 500.00 113 89 31.20 61.47 79.06 111.91 165.55 194.74 207.13 222.69 238.98 255.83 272.73 289.19 313.30 337.47 361.33 384.50 406.60 427.26 446.11 462.77 476.86 488.00 495.83 500.00 500.00 500.00 114 90 35.02 67.47 88.82 131.49 194.74 207.13 222.69 238.98 255.83 272.73 289.19 313.30 337.47 361.33 384.50 406.60 427.26 446.11 462.77 476.86 488.00 495.83 500.00 500.00 500.00 500.00 115 91 41.15 70.04 116.51 194.74 207.13 222.69 238.98 255.83 272.73 289.19 313.30 337.47 361.33 384.50 406.60 427.26 446.11 462.77 476.86 488.00 495.83 500.00 500.00 500.00 500.00 500.00 116 92 51.27 101.54 194.74 207.13 222.69 238.98 255.83 272.73 289.19 313.30 337.47 361.33 384.50 406.60 427.26 446.11 462.77 476.86 488.00 495.83 500.00 500.00 500.00 500.00 500.00 500.00 117 93 66.14 140.43 207.13 222.69 238.98 255.83 272.73 289.19 313.30 337.47 361.33 384.50 406.60 427.26 446.11 462.77 476.86 488.00 495.83 500.00 500.00 500.00 500.00 500.00 500.00 500.00 118 94 86.12 159.72 222.69 238.98 255.83 272.73 289.19 313.30 337.47 361.33 384.50 406.60 427.26 446.11 462.77 476.86 488.00 495.83 500.00 500.00 500.00 500.00 500.00 500.00 500.00 500.00 119 95 112.32 222.69 238.98 255.83 272.73 289.19 313.30 337.47 361.33 384.50 406.60 427.26 446.11 462.77 476.86 488.00 495.83 500.00 500.00 500.00 500.00 500.00 500.00 500.00 500.00 500.00 120

2015 Male Unismoke ANB Mortality Rates per 1000 Duration Iss. Age 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 Ult. Att. Age 0 0.24 0.14 0.12 0.10 0.09 0.09 0.08 0.08 0.08 0.08 0.08 0.08 0.10 0.13 0.19 0.29 0.42 0.57 0.72 0.82 0.86 0.88 0.88 0.88 0.88 0.88 25 1 0.14 0.12 0.10 0.09 0.09 0.08 0.08 0.08 0.08 0.08 0.08 0.10 0.13 0.19 0.29 0.42 0.57 0.72 0.82 0.86 0.88 0.88 0.88 0.88 0.88 0.88 26 2 0.12 0.10 0.09 0.09 0.08 0.08 0.08 0.08 0.08 0.08 0.10 0.13 0.19 0.29 0.42 0.57 0.72 0.82 0.86 0.88 0.88 0.88 0.88 0.88 0.88 0.87 27 3 0.10 0.09 0.09 0.08 0.08 0.08 0.08 0.08 0.08 0.10 0.13 0.19 0.29 0.42 0.57 0.72 0.82 0.86 0.88 0.88 0.88 0.88 0.88 0.88 0.87 0.85 28 4 0.09 0.09 0.08 0.08 0.08 0.08 0.08 0.08 0.10 0.13 0.19 0.29 0.42 0.57 0.72 0.82 0.86 0.88 0.88 0.88 0.88 0.88 0.88 0.87 0.85 0.84 29 5 0.09 0.08 0.08 0.08 0.08 0.08 0.08 0.10 0.13 0.19 0.29 0.42 0.57 0.72 0.82 0.86 0.88 0.88 0.88 0.88 0.88 0.88 0.87 0.85 0.84 0.84 30 6 0.08 0.08 0.08 0.08 0.08 0.08 0.10 0.13 0.19 0.29 0.42 0.57 0.72 0.82 0.86 0.88 0.88 0.88 0.88 0.88 0.88 0.87 0.85 0.84 0.84 0.88 31 7 0.08 0.08 0.08 0.08 0.08 0.10 0.13 0.19 0.29 0.42 0.57 0.72 0.82 0.86 0.88 0.88 0.88 0.88 0.88 0.88 0.87 0.85 0.84 0.84 0.88 0.93 32 8 0.08 0.08 0.08 0.08 0.10 0.13 0.19 0.29 0.42 0.57 0.72 0.82 0.86 0.88 0.88 0.88 0.88 0.88 0.88 0.87 0.85 0.84 0.84 0.88 0.93 1.01 33 9 0.08 0.08 0.08 0.10 0.13 0.19 0.29 0.42 0.57 0.72 0.82 0.86 0.88 0.88 0.88 0.88 0.88 0.88 0.87 0.85 0.84 0.84 0.88 0.93 1.01 1.09 34 10 0.08 0.08 0.10 0.13 0.19 0.29 0.42 0.57 0.72 0.82 0.86 0.88 0.88 0.88 0.88 0.88 0.88 0.87 0.85 0.84 0.84 0.88 0.93 1.01 1.09 1.17 35 11 0.08 0.10 0.13 0.19 0.29 0.42 0.57 0.72 0.82 0.86 0.88 0.88 0.88 0.88 0.88 0.88 0.87 0.85 0.84 0.84 0.88 0.93 1.01 1.09 1.17 1.28 36 12 0.10 0.13 0.19 0.29 0.42 0.57 0.72 0.82 0.86 0.88 0.88 0.88 0.88 0.88 0.88 0.87 0.85 0.84 0.84 0.88 0.93 1.01 1.09 1.17 1.28 1.39 37 13 0.13 0.19 0.29 0.42 0.57 0.72 0.82 0.86 0.88 0.88 0.88 0.88 0.88 0.88 0.87 0.85 0.84 0.84 0.88 0.93 1.01 1.09 1.17 1.28 1.39 1.49 38 14 0.19 0.29 0.42 0.57 0.72 0.82 0.86 0.88 0.88 0.88 0.88 0.88 0.88 0.87 0.85 0.84 0.84 0.88 0.93 1.01 1.09 1.17 1.28 1.39 1.49 1.61 39 15 0.29 0.42 0.57 0.72 0.82 0.86 0.88 0.88 0.88 0.88 0.88 0.88 0.87 0.85 0.84 0.84 0.88 0.93 1.01 1.09 1.17 1.28 1.39 1.49 1.61 1.74 40 16 0.42 0.57 0.72 0.82 0.86 0.88 0.88 0.88 0.88 0.88 0.88 0.87 0.85 0.84 0.84 0.88 0.93 1.01 1.09 1.17 1.28 1.39 1.49 1.61 1.74 1.87 41 17 0.57 0.72 0.82 0.86 0.88 0.88 0.88 0.88 0.88 0.88 0.87 0.85 0.84 0.84 0.88 0.93 1.01 1.09 1.17 1.28 1.39 1.49 1.61 1.74 1.87 1.98 42 2.04 43 2.10 44 2.16 45 2.22 46 2.27 47 2.33 48 2.39 49 2.50 50 2.64 51 2.80 52 2.99 53 3.21 54 3.47 55 3.76 56 4.10 57 4.49 58 4.94 59 5.45 60 6.04 61 6.72 62 7.48 63 8.31 64 9.20 65 10.15 66 11.15 67 12.24 68 13.47 69 14.90 70 16.58 71 18.56 72 20.84 73 23.40 74 26.22 75 29.24 76 32.51 77 36.06 78 40.05 79 44.58 80 49.81 81 55.56 82 62.58 83 70.61 84 79.85 85 90.46 86 102.41 87 115.70 88 129.85 89 144.70 90 159.73 91 174.57 92 189.07 93 202.52 94 214.33 95 230.11 96 247.09 97 265.76 98 285.75 99 306.70 100 328.25 101 350.02 102 371.65 103 392.79 104 413.05 105 432.08 106 449.51 107 464.98 108 478.12 109 488.57 110 495.95 111 500.00 112-120

2015 Female Unismoke ANB Mortality Rates per 1000 Duration Iss. Age 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 Ult. Att. Age 0 0.25 0.14 0.09 0.07 0.06 0.07 0.08 0.07 0.07 0.07 0.07 0.08 0.07 0.06 0.09 0.15 0.22 0.26 0.27 0.27 0.27 0.28 0.30 0.34 0.36 0.36 25 1 0.14 0.09 0.07 0.06 0.07 0.08 0.07 0.07 0.07 0.07 0.08 0.07 0.06 0.09 0.15 0.22 0.26 0.27 0.27 0.27 0.28 0.30 0.34 0.36 0.36 0.35 26 2 0.09 0.07 0.06 0.07 0.08 0.07 0.07 0.07 0.07 0.08 0.07 0.06 0.09 0.15 0.22 0.26 0.27 0.27 0.27 0.28 0.30 0.34 0.36 0.36 0.35 0.34 27 3 0.07 0.06 0.07 0.08 0.07 0.07 0.07 0.07 0.08 0.07 0.06 0.09 0.15 0.22 0.26 0.27 0.27 0.27 0.28 0.30 0.34 0.36 0.36 0.35 0.34 0.35 28 4 0.06 0.07 0.08 0.07 0.07 0.07 0.07 0.08 0.07 0.06 0.09 0.15 0.22 0.26 0.27 0.27 0.27 0.28 0.30 0.34 0.36 0.36 0.35 0.34 0.35 0.37 29 5 0.07 0.08 0.07 0.07 0.07 0.07 0.08 0.07 0.06 0.09 0.15 0.22 0.26 0.27 0.27 0.27 0.28 0.30 0.34 0.36 0.36 0.35 0.34 0.35 0.37 0.40 30 6 0.08 0.07 0.07 0.07 0.07 0.08 0.07 0.06 0.09 0.15 0.22 0.26 0.27 0.27 0.27 0.28 0.30 0.34 0.36 0.36 0.35 0.34 0.35 0.37 0.40 0.43 31 7 0.07 0.07 0.07 0.07 0.08 0.07 0.06 0.09 0.15 0.22 0.26 0.27 0.27 0.27 0.28 0.30 0.34 0.36 0.36 0.35 0.34 0.35 0.37 0.40 0.43 0.46 32 8 0.07 0.07 0.07 0.08 0.07 0.06 0.09 0.15 0.22 0.26 0.27 0.27 0.27 0.28 0.30 0.34 0.36 0.36 0.35 0.34 0.35 0.37 0.40 0.43 0.46 0.49 33 9 0.07 0.07 0.08 0.07 0.06 0.09 0.15 0.22 0.26 0.27 0.27 0.27 0.28 0.30 0.34 0.36 0.36 0.35 0.34 0.35 0.37 0.40 0.43 0.46 0.49 0.54 34 10 0.07 0.08 0.07 0.06 0.09 0.15 0.22 0.26 0.27 0.27 0.27 0.28 0.30 0.34 0.36 0.36 0.35 0.34 0.35 0.37 0.40 0.43 0.46 0.49 0.54 0.61 35 11 0.08 0.07 0.06 0.09 0.15 0.22 0.26 0.27 0.27 0.27 0.28 0.30 0.34 0.36 0.36 0.35 0.34 0.35 0.37 0.40 0.43 0.46 0.49 0.54 0.61 0.68 36 12 0.07 0.06 0.09 0.15 0.22 0.26 0.27 0.27 0.27 0.28 0.30 0.34 0.36 0.36 0.35 0.34 0.35 0.37 0.40 0.43 0.46 0.49 0.54 0.61 0.68 0.76 37 13 0.06 0.09 0.15 0.22 0.26 0.27 0.27 0.27 0.28 0.30 0.34 0.36 0.36 0.35 0.34 0.35 0.37 0.40 0.43 0.46 0.49 0.54 0.61 0.68 0.76 0.84 38 14 0.09 0.15 0.22 0.26 0.27 0.27 0.27 0.28 0.30 0.34 0.36 0.36 0.35 0.34 0.35 0.37 0.40 0.43 0.46 0.49 0.54 0.61 0.68 0.76 0.84 0.91 39 15 0.15 0.22 0.26 0.27 0.27 0.27 0.28 0.30 0.34 0.36 0.36 0.35 0.34 0.35 0.37 0.40 0.43 0.46 0.49 0.54 0.61 0.68 0.76 0.84 0.91 0.96 40 16 0.22 0.26 0.27 0.27 0.27 0.28 0.30 0.34 0.36 0.36 0.35 0.34 0.35 0.37 0.40 0.43 0.46 0.49 0.54 0.61 0.68 0.76 0.84 0.91 0.96 1.00 41 17 0.26 0.27 0.27 0.27 0.28 0.30 0.34 0.36 0.36 0.35 0.34 0.35 0.37 0.40 0.43 0.46 0.49 0.54 0.61 0.68 0.76 0.84 0.91 0.96 1.00 1.04 42 1.08 43 1.12 44 1.17 45 1.26 46 1.35 47 1.46 48 1.58 49 1.71 50 1.86 51 2.02 52 2.20 53 2.40 54 2.62 55 2.87 56 3.14 57 3.45 58 3.81 59 4.21 60 4.66 61 5.18 62 5.75 63 6.40 64 7.13 65 7.93 66 8.82 67 9.81 68 10.90 69 12.09 70 13.39 71 14.82 72 16.38 73 18.13 74 20.11 75 22.34 76 24.89 77 27.75 78 30.98 79 34.63 80 38.98 81 43.93 82 49.51 83 55.97 84 63.31 85 71.73 86 80.86 87 90.88 88 101.86 89 113.71 90 126.12 91 139.37 92 153.44 93 167.48 94 182.38 95 200.89 96 220.99 97 242.66 98 265.52 99 289.19 100 313.30 101 337.47 102 361.33 103 384.50 104 406.60 105 427.26 106 446.11 107 462.77 108 476.85 109 488.00 110 495.33 111 500.00 112 - 120

EXHIBIT E – RATE SCHEDULE FOR CONVERSIONS

Reinsurer’s 2014 Conversion Rates

Gender Distinct, Smoker Distinct, ANB & ALB

(460, C01) 15782-00-00	48	12/14/2017

Reinsurer Conversion Rates – Male Non-Smoker ANB Original Issue Age Cur Dur 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 1 0.53 0.32 0.22 0.18 0.14 0.13 0.12 0.11 0.09 0.09 0.08 0.08 0.10 0.16 0.25 0.32 0.39 0.44 0.47 0.48 0.50 0.50 0.48 0.45 0.40 0.35 0.31 0.26 0.26 0.22 0.19 2 0.32 0.22 0.18 0.14 0.13 0.12 0.11 0.09 0.09 0.08 0.08 0.11 0.17 0.26 0.34 0.41 0.46 0.49 0.51 0.53 0.54 0.52 0.48 0.43 0.37 0.32 0.28 0.26 0.27 0.26 0.25 3 0.22 0.18 0.14 0.13 0.12 0.11 0.09 0.09 0.08 0.08 0.11 0.18 0.28 0.38 0.43 0.48 0.53 0.55 0.57 0.58 0.58 0.53 0.48 0.43 0.37 0.32 0.31 0.29 0.31 0.30 0.30 4 0.18 0.14 0.13 0.12 0.11 0.09 0.09 0.08 0.08 0.11 0.19 0.28 0.37 0.45 0.52 0.56 0.59 0.61 0.62 0.61 0.58 0.53 0.48 0.43 0.37 0.34 0.32 0.31 0.33 0.32 0.33 5 0.14 0.13 0.12 0.11 0.09 0.09 0.08 0.08 0.11 0.19 0.29 0.38 0.47 0.54 0.59 0.62 0.85 0.66 0.65 0.62 0.58 0.52 0.47 0.42 0.38 0.36 0.34 0.32 0.33 0.34 0.35 6 0.16 0.15 0.14 0.12 0.11 0.09 0.09 0.14 0.23 0.36 0.49 0.60 0.69 0.76 0.80 0.84 0.88 0.88 0.82 0.76 0.68 0.82 0.56 0.51 0.48 0.45 0.43 0.40 0.44 0.44 0.45 7 0.18 0.18 0.14 0.13 0.11 0.11 0.16 0.28 0.43 0.59 0.74 0.85 0.94 0.99 1.04 1.08 1.06 1.03 0.94 0.88 0.78 0.70 0.65 0.61 0.59 0.55 0.53 0.53 0.55 0.55 0.55 8 0.17 0.14 0.13 0.11 0.11 1.17 0.28 0.43 0.60 0.75 0.91 0.99 1.05 1.11 1.15 1.13 1.08 1.01 0.93 0.84 0.77 0.71 0.68 0.64 0.61 0.57 0.57 0.57 0.57 0.59 0.60 9 0.14 0.13 0.12 0.12 0.17 0.29 0.44 0.81 0.77 0.92 1.04 1.11 1.17 1.21 1.21 1.17 1.09 1.00 0.91 0.83 0.78 0.74 0.72 0.69 0.65 0.62 0.64 0.65 0.64 0.65 0.66 10 0.12 0.11 0.11 0.18 0.27 0.42 0.58 0.72 0.87 0.98 1.08 1.14 1.19 1.19 1.15 1.08 0.99 0.91 0.83 0.78 0.78 0.74 0.71 0.66 0.88 0.67 0.69 0.70 0.68 0.69 0.73 11 0.12 0.12 0.18 0.30 0.47 0.65 0.61 0.98 1.10 1.21 1.32 1.38 1.39 1.35 1.27 1.16 1.06 0.98 0.94 0.89 0.87 0.85 0.83 0.83 0.84 0.85 0.87 0.88 0.87 0.91 0.97 12 0.11 0.16 0.27 0.42 0.58 0.72 0.87 0.98 1.08 1.18 1.28 1.27 1.24 1.16 1.09 1.00 0.93 0.88 0.88 0.83 0.82 0.81 0.81 0.82 0.83 0.88 0.87 0.88 0.88 0.92 0.98 13 0.15 0.25 0.39 0.54 0.68 0.82 0.92 1.01 1.10 1.18 1.22 1.20 1.13 1.08 0.97 0.91 0.66 0.84 0.82 0.81 0.81 0.82 0.83 0 84 0.86 0.89 0.90 0.92 0.92 0.97 1.02 14 0.24 0.37 0.51 0.83 0.78 0.88 0.95 1.03 1.11 1.14 1.14 1.06 1.01 0.94 0.87 0.84 0.82 0.80 0.78 0.78 0.80 0.81 0.83 0.85 0.87 0.90 0.91 0.95 0.99 1.04 1.11 15 0.36 0.49 0.62 0.75 0.84 0.92 1.01 1.08 1.11 1.11 1.07 1.01 0.93 0.87 0.84 0.82 0.80 0.79 0.79 0.80 0.82 0.84 0.88 0.89 0.91 0.95 0.97 1.00 1.08 1.13 1.20 16 0.52 0.65 0.78 0.88 0.97 1.06 1.13 1.17 1.17 1.12 1.08 1.00 0.94 0.89 0.87 0.88 0.85 0.85 0.88 0.88 0.90 0.94 0.98 0.99 1.02 1.06 1.09 1.13 1.16 1.24 1.32 17 0.65 0.78 0.88 0.97 1.08 1.13 1.17 1.17 1.12 1.08 1.02 0.98 0.91 0.89 0.88 0.87 0.87 0.88 0.90 0.94 0.96 0.99 1.02 1.06 1.09 1.12 1.17 1.22 1.21 1.28 1.37 18 0.78 0.88 0.97 1.06 1.13 1.17 1.17 1.12 1.08 1.02 0.97 0.94 0.91 0.90 0.89 0.89 0.90 0.92 0.96 0.99 1.02 1.08 1.09 1.13 1.17 1.21 1.27 1.33 1.31 1.40 1.52 19 0.88 0.97 1.08 1.13 1.17 1.17 1.12 1.08 1.02 0.97 0.98 0.94 0.91 0.91 0.91 0.92 0.96 0.98 1.01 1.08 1.09 1.13 1.17 1.21 1.25 1.30 1.38 1.45 1.45 1.56 1.87 20 0.97 1.08 1.13 1.17 1.17 1.12 1.08 1.02 0.97 0.96 0.95 0.94 0.94 0.94 0.95 0.98 1.01 1.05 1.09 1.12 1.17 1.21 1.25 1.31 1.35 1.41 1.50 1.60 1.59 1.70 1.83 21 1.13 1.21 1.25 1.26 1.20 1.15 1.09 1.03 1.02 1.01 1.02 1.01 1.02 1.05 1.07 1.10 1.15 1.20 1.25 1.30 1.35 1.40 1.46 1.53 1.60 1.85 1.75 1.87 1.75 1.89 2.03 22 1.11 1.14 1.14 1.10 1.05 1.00 0.95 0.94 0.92 0.94 0.95 0.95 0.97 1.00 1.04 1.09 1.13 1.18 1.24 1.29 1.34 1.40 1.47 1.54 1.59 1.87 1.77 1.90 1.90 2.04 2.19 23 1.14 1.14 1.10 1.05 1.00 0.95 0.94 0.92 0.94 0.95 0.97 0.99 1.02 1.06 1.11 1.16 1.21 1.28 1.33 1.40 1.48 1.54 1.62 1.69 1.78 1.85 1.98 2.12 2.11 2.28 2.43 24 1.14 1.10 1.05 1.00 0.95 0.94 0.92 0.94 0.95 0.97 1.00 1.03 1.09 1.14 1.19 1.25 1.31 1.39 1.45 1.53 1.81 1.70 1.78 1.87 1.97 2.07 2.21 2.37 2.38 2.53 2.71 25 1.10 1.05 1.00 0.95 0.94 0.92 0.94 0.95 0.97 1.00 1.04 1.10 1.15 1.21 1.28 1.35 1.42 1.51 1.59 1.88 1.78 1.87 1.98 2.09 2.20 2.34 2.49 2.68 2.666 2.86 3.07 26 0.96 0.91 0.88 0.85 0.84 0.85 0.86 0.88 0.91 0.95 0.99 1.05 1.11 1.18 1.25 1.33 1.40 1.49 1.58 1.69 1.77 1.88 2.00 2.13 2.28 2.42 2.58 2.77 2.75 2.96 3.20 27 0.91 0.86 0.85 0.84 0.85 0.86 0.88 0.91 0.95 0.99 1.05 1.11 1.18 1.25 1.33 1.40 1.49 1.58 1.69 1.77 1.88 2.00 2.13 2.28 2.42 2.58 2.77 2.98 2.98 3.20 3.47 28 0.86 0.85 0.84 0.85 0.88 0.88 0.91 0.95 0.99 1.05 1.11 1.18 1.25 1.33 1.40 1.49 1.58 1.69 1.77 1.88 2.00 2.13 2.28 2.42 2.58 2.77 2.98 3.21 3.20 3.47 3.77 29 0.85 0.84 0.85 0.86 0.88 0.91 0.95 0.99 1.05 1.11 1.18 1.25 1.33 1.40 1.49 1.58 1.69 1.77 1.88 2.00 2.13 2.28 2.42 2.58 2.77 2.98 3.21 3.47 3.47 3.77 4.10 30 0.84 0.85 0.88 0.88 0.91 0.95 0.99 1.05 1.11 1.18 1.25 1.33 1.40 1.49 1.58 1.69 1.77 1.88 2.00 2.13 2.28 2.42 2.58 2.77 2.98 3.21 3.47 3.78 3.77 4.10 4.47 31 0.76 0.77 0.79 0.81 0.85 0.89 0.95 1.00 1.08 1.12 1.19 1.26 1.34 1.42 1.51 1.59 1.69 1.79 1.91 2.03 2.17 2.32 2.49 2.88 2.88 3.12 3.38 3.67 3.88 4.22 4.62 32 0.77 0.79 0.81 0.85 0.89 0.95 1.00 1.08 1.12 1.19 1.26 1.34 1.42 1.51 1.59 1.69 1.79 1.91 2.03 2.17 2.32 2.49 2.88 2.88 3.12 3.38 3.67 3.99 4.22 4.62 5.08 33 0.79 0.81 0.85 0.89 0.95 1.00 1.08 1.12 1.19 1.28 1.34 1.42 1.51 1.59 1.69 1.79 1.91 2.03 2.17 2.32 2.49 2.88 2.88 3.12 3.38 3.67 3.99 4.35 4.82 5.08 5.59 34 0.81 0.85 0.89 0.95 1.00 1.06 1.12 1.19 1.26 1.34 1.42 1.51 1.59 1.69 1.79 1.91 2.03 2.17 2.32 2.49 2.88 2.88 3.12 3.38 3.67 3.89 4.35 4.78 5.08 5.59 8.17 35 0.85 0.89 0.95 1.00 1.05 1.12 1.19 1.26 1.34 1.42 1.51 1.59 1.69 1.79 1.91 2.03 2.17 2.32 2.49 2.88 2.88 3.12 3.38 3.67 3.99 4.35 4.76 5.23 5.59 6.17 8.83 36 0.82 0.86 0.91 0.97 1.02 1.09 1.15 1.22 1.30 1.38 1.48 1.54 1.64 1.74 1.86 1.98 2.12 2.27 2.45 2.63 2.85 3.09 3.35 3.65 3.98 4.35 4.78 5.26 6.17 6.83 7.57 37 0.86 0.91 0.97 1.02 1.09 1.16 1.22 1.30 1.38 1.46 1.54 1.64 1.74 1.88 1.98 2.12 2.27 2.45 2.63 2.85 3.09 3.35 3.85 3.98 4.36 4.78 5.26 5.81 6.83 7.57 8.40 38 0.91 0.97 1.02 1.09 1.15 1.22 1.30 1.38 1.46 1.54 1.64 1.74 1.88 1.98 2.12 2.27 2.45 2.83 2.85 3.09 3.35 3.85 3.98 4.35 4.78 6.28 5.81 6.42 7.57 8.40 9.35 39 0.97 1.02 1.09 1.15 1.22 1.30 1.38 1.46 1.54 1.84 1.74 1.86 1.98 2.12 2.27 2.45 2.63 2.85 3.09 3.35 3.85 3.98 4.35 4.78 5.26 5.81 6.42 7.12 8.40 9.35 10.42 40 1.02 1.09 1.15 1.22 1.30 1.38 1.46 1.54 1.64 1.74 1.86 1.98 2.12 2.27 2.45 2.63 2.85 3.09 3.35 3.85 3.98 4.35 4.78 5.28 5.81 6.42 7.12 7.90 9.35 10.42 11.63 41 1.09 1.15 1.22 1.30 1.38 1.46 1.54 1.64 1.74 1.86 1.98 2.12 2.27 2.45 2.63 2.85 3.09 3.35 3.85 3.98 4.35 4.78 5.28 5.81 8.42 7.12 7.90 8.80 9.81 10.94 12.22 42 1.15 1.22 1.30 1.38 1.46 1.54 1.64 1.74 1.88 1.98 2.12 2.27 2.45 2.63 2.85 3.09 3.35 3.85 3.98 4.35 4.78 5.26 5.81 6.42 7.12 7.90 8.80 9.81 10.94 12.22 13.66 43 1.22 1.30 1.38 1.46 1.54 1.64 1.74 1.88 1.98 2.12 2.27 2.45 2.63 2.85 3.09 3.35 3.65 3.98 4.35 4.78 5.26 5.81 6.42 7.12 7.90 8.80 9.81 10.94 12.22 13.66 15.28 44 1.30 1.38 1.46 1.54 1.64 1.74 1.86 1.98 2.12 2.27 2.45 2.83 2.85 3.09 3.35 3.65 3.98 4.35 4.78 5.26 5.81 6.42 7.12 7.90 8.80 9.81 10.94 12.22 13.88 15.28 17.08 45 1.38 1.46 1.54 1.64 1.74 1.86 1.98 2.12 2.27 2.45 2.63 2.85 3.09 3.35 3.65 3.98 4.35 4.78 5.26 5.81 6.42 7.12 7.90 8.80 9.81 10.26 12.22 13.66 15.28 17.08 19.10 46 1.37 1.45 1.54 1.64 1.74 1.86 1.98 2.13 2.30 2.47 2.67 2.90 3.14 3.42 3.73 4.08 4.49 4.94 5.45 6.02 6.68 7.41 8.25 9.20 10.26 11.46 12.81 14.33 15.48 17.31 19.34 47 1.45 1.54 1.64 1.74 1.86 1.99 2.13 2.30 2.47 2.67 2.90 3.14 3.42 3.73 4.08 4.49 4.94 5.45 6.02 6.68 7.41 8.25 9.20 10.26 11.46 12.81 14.33 16.01 17.31 19.34 21.59 48 1.54 1.64 1.74 1.86 1.99 2.13 2.30 2.47 2.87 2.90 3.14 3.42 3.73 4.08 4.49 4.94 5.45 6.02 6.68 7.41 8.25 9.20 10.26 11.46 12.81 14.33 16.01 17.90 19.34 21.59 24.09 49 1.64 1.74 1.86 1.99 2.13 2.30 2.47 2.67 2.90 3.14 3.42 3.73 4.08 4.49 4.94 5.45 6.02 6.68 7.41 8.25 9.20 10.26 11.46 12.81 14.33 16.01 17.90 20.00 21.59 24.09 26.85 50 1.74 1.86 1.99 2.13 2.30 2.47 2.87 2.90 3.14 3.42 3.73 4.08 4.49 4.94 5.45 6.02 6.88 7.41 8.25 9.20 10.26 11.46 12.81 14.33 16.01 17.90 20.00 22.34 24.09 26.85 29.89 51 1.74 1.86 1.99 2.14 2.30 2.49 2.70 2.93 3.19 3.48 3.81 4.19 4.61 5.08 5.62 6.23 6.92 7.70 8.58 9.58 10.70 11.96 13.37 14.95 16.71 18.67 20.85 23.26 25.93 28.88 32.09 52 1.86 1.99 2.14 2.30 2.49 2.70 2.93 3.19 3.48 3.81 4.19 4.61 5.08 5.62 6.23 8.92 7.70 8.58 9.58 10.70 11.96 13.37 14.95 16.71 18.67 20.85 23.26 25.93 28.88 32.09 35.78 53 1.99 2.14 2.30 2.49 2.70 2.93 3.19 3.48 3.81 4.19 4.61 5.08 5.82 8.23 6.92 7.70 8.58 9.58 10.70 11.98 13.37 14.95 16.71 18.67 20.85 23.26 25.93 28.88 32.09 35.78 39.84 54 2.14 2.30 2.49 2.70 2.93 3.19 3.48 3.81 4.19 4.61 5.08 5.62 6.23 6.92 7.70 8.58 9.58 10.70 11.98 13.37 14.95 16.71 18.67 20.85 23.26 25.93 28.88 32.09 35.78 39.84 44.29 55 2.30 2.49 2.70 2.93 3.19 3.48 3.81 4.19 4.61 5.08 5.62 8.23 6.92 7.70 8.58 9.58 10.70 11.98 13.37 14.95 16.71 18.67 20.85 23.28 25.93 28.66 32.09 35.78 39.84 44.29 49.15 56 2.49 2.70 2.93 3.19 3.48 3.81 4.19 4.61 5.08 5.62 6.23 6.92 7.70 8.58 9.58 10.70 11.98 13.37 14.95 16.71 18.67 20.85 23.28 25.93 28.88 32.09 35.78 39.84 42.71 47.40 63.08 57 2.70 2.93 3.19 3.48 3.81 4.19 4.61 5.08 5.62 6.23 6.92 7.70 8.58 9.58 10.70 11.98 13.37 14.95 16.71 18.67 20.85 23.28 25.93 28.86 32.09 35.78 39.84 44.29 47.40 53.08 59.47 58 2.93 3.19 3.48 3.81 4.19 4.61 5.08 5.62 6.23 6.92 7.70 8.58 9.58 10.70 11.98 13.37 14.95 16.71 18.67 20.85 23.28 25.93 28.86 32.09 35.78 39.84 44.29 49.15 53.08 59.47 66.64 59 3.19 3.48 3.81 4.19 4.61 5.08 5.62 6.23 6.9 2 7.70 8.58 9.58 10.70 11.98 13.37 14.95 16.71 18.67 20.85 23.26 25.93 28.86 32.09 35.78 39.84 44.29 49.15 55.05 59.47 66.64 74.84 60 3.48 3.81 4.19 4.61 5.08 5.62 6.23 6.92 7.70 8.58 9.58 10.70 11.98 13.37 14.95 16.71 18.67 20.85 23.28 25.93 28.86 32.09 35.78 39.84 44.29 49.15 55.05 61.68 66.64 74.84 84.11

Reinsurer Conversion Rates — Male Non-Smoker ANB Original Issue Age Cur Dur 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 61 3.67 4.04 4.44 4.90 5.42 6.01 6.87 7.43 8.28 9.23 10.31 11.53 12.89 14.41 16.11 18.00 20.10 22.43 25.00 27.83 30.94 34.51 38.42 42.71 47.40 53.08 59.47 66.64 74.84 84.11 94.05 62 4.04 4.44 4.90 5.42 6.01 6.87 7.43 8.28 9.23 10.31 11.53 12.89 14.41 16.11 18.00 20.10 22.43 25.00 27.83 30.94 34.51 38.42 42.71 47.40 53.08 59.47 66.64 74.84 84.11 94.05 105.53 63 4.44 4.90 5.42 6.01 6.67 7.43 8.28 9.23 10.31 11.53 12.89 14.41 16.11 18.00 20.10 22.43 25.00 27.83 30.94 34.51 38.42 42.71 47.40 53.08 59.47 66.64 74.84 84.11 94.05 105.53 117.64 64 4.90 5.42 6.01 6.67 7.43 8.28 9.23 10.31 11.53 12.89 14.41 16.11 18.00 20.10 22.43 25.00 27.83 30.94 34.51 38.42 42.71 47.40 53.08 59.47 66.64 74.84 84.11 94.05 105.53 117.64 130.34 65 5.42 6.01 6.87 7.42 8.28 9.23 10.31 11.53 12.89 14.41 16.11 18.00 20.10 22.43 25.00 27.83 30.94 34.51 38.42 42.71 47.40 53.08 59.47 66.64 74.84 84.11 94.05 105.53 117.64 130.34 142.74 66 6.01 6.87 7.43 8.28 9.23 10.31 11.53 12.89 14.41 16.11 18.00 20.10 22.43 25.00 27.83 30.94 34.51 38.42 42.71 47.40 53.08 59.47 66.64 74.84 84.11 94.05 105.53 117.64 135.17 148.02 159.37 67 6.87 7.43 8.28 9.23 10.31 11.53 12.89 14.41 16.11 18.00 20.10 22.43 25.00 27.83 30.94 34.51 38.42 42.71 47.40 53.08 59.47 66.64 74.84 84.11 94.05 105.53 117.64 130.34 148.02 159.37 171.84 68 7.43 8.28 9.23 10.31 11.53 12.89 14.41 16.11 18.00 20.10 22.43 25.00 27.83 30.94 34.51 38.42 42.71 47.40 53.08 59.47 66.64 74.84 84.11 94.05 105.53 117.64 130.34 142.74 159.37 171.84 184.07 69 8.28 9.23 10.31 11.53 12.89 14.41 16.11 18.00 20.10 22.43 25.00 27.83 30.94 34.51 38.42 42.71 47.40 53.08 59.47 66.64 74.84 84.11 94.05 105.53 117.64 130.34 142.74 153.68 171.84 184.07 198.56 70 9.23 10.31 11.53 12.89 14.41 16.11 18.00 20.10 22.43 25.00 27.83 30.94 34.51 38.42 42.71 47.40 53.08 59.47 66.64 74.84 84.11 94.05 105.53 117.64 130.34 142.74 153.68 165.70 184.07 198.56 214.89 71 10.70 11.96 13.37 14.95 16.71 18.67 20.85 23.26 25.93 28.86 32.09 35.78 39.84 44.29 49.15 55.05 61.68 69.11 77.62 87.22 97.53 109.44 122.00 135.17 148.02 159.37 171.84 184.07 212.74 230.24 247.61 72 11.96 13.37 14.95 16.71 18.67 20.85 23.26 25.93 28.86 32.09 35.78 39.84 44.29 49.15 55.05 61.68 69.11 77.62 87.22 97.53 109.44 122.00 135.17 148.02 159.37 171.84 184.07 198.56 230.24 247.61 264.09 73 13.37 14.95 16.71 18.67 20.85 23.26 25.93 28.86 32.09 35.78 39.84 44.29 49.15 55.06 61.68 69.11 77.62 87.22 97.53 109.44 122.00 135.17 148.02 159.37 171.84 184.07 198.56 214.89 247.61 264.09 279.14 74 14.95 16.71 18.67 20.85 23.26 25.93 28.86 32.09 35.78 39.84 44.29 49.15 55.05 61.68 69.11 77.62 87.22 97.53 109.44 122.00 135.17 148.02 159.37 171.84 184.07 198.56 214.89 231.11 264.09 279.14 291.95 75 16.71 18.67 20.85 23.26 25.93 28.86 32.09 35.78 39.84 44.29 49.15 55.05 61.68 69.11 77.62 87.22 97.53 109.44 122.00 135.17 148.02 159.37 171.84 184.07 198.56 214.89 231.11 246.48 279.14 291.95 302.55 76 20.00 22.34 24.92 27.78 30.92 34.38 38.34 42.69 47.45 52.67 58.98 66.08 74.05 83.16 93.45 104.50 117.26 130.71 144.83 158.60 170.75 184.11 197.21 212.74 230.24 247.61 264.09 279.14 340.60 352.98 363.87 77 22.34 24.92 27.78 30.92 34.38 38.34 42.69 47.45 52.67 58.98 66.08 74.06 83.16 93.45 104.50 117.26 130.71 144.83 158.60 170.75 184.11 197.21 212.74 230.24 247.61 264.09 279.14 291.95 352.98 363.87 373.54 78 24.92 27.78 30.92 34.38 38.34 42.69 47.45 52.67 58.98 66.08 74.05 83.16 93.45 104.50 117.26 130.71 144.83 158.60 170.75 184.11 197.21 212.74 230.24 247.61 264.09 279.14 291.95 302.55 363.87 373.54 382.52 79 27.78 30.92 34.38 38.34 42.69 47.45 52.67 58.98 66.08 74.05 83.16 93.45 104.50 117.26 130.71 144.83 158.60 170.75 184.11 197.21 212.74 230.24 247.61 264.09 279.14 291.95 302.55 311.89 373.54 382.52 387.30 80 30.92 34.38 38.34 42.69 47.45 52.67 58.98 66.08 74.05 83.16 93.45 104.50 117.26 130.71 144.83 158.60 170.75 184.11 197.21 212.74 230.24 247.61 264.09 279.14 291.95 302.55 311.89 320.18 382.52 387.30 391.06 81 40.11 44.73 49.81 55.36 61.44 68.81 77.10 86.39 97.02 109.03 121.91 136.80 152.50 168.96 185.03 199.21 214.80 230.08 248.19 268.62 288.88 308.11 325.66 340.60 352.98 363.87 373.54 382.52 450.00 450.00 450.00 82 44.73 49.81 55.36 61.44 68.81 77.10 86.39 97.02 109.03 121.91 136.80 152.50 168.96 185.03 199.21 214.80 230.08 248.19 268.62 288.88 308.11 325.66 340.60 352.98 363.87 373.54 382.52 387.30 450.00 450.00 450.00 83 49.81 55.36 61.44 68.81 77.10 86.39 97.02 109.03 121.91 136.80 152.50 168.96 185.03 199.21 214.80 230.08 248.19 268.62 288.88 308.11 325.66 340.60 352.98 363.87 373.54 382.52 387.30 391.06 450.00 450.00 450.00 84 55.36 61.44 68.81 77.10 88.39 97.02 109.03 121.91 136.80 152.50 168.96 185.03 199.21 214.80 230.08 248.19 268.62 288.88 308.11 325.66 340.60 352.98 363.87 373.54 382.52 387.30 391.06 393.75 450.00 450.00 450.00 85 61.44 68.81 71.10 88.39 97.02 109.03 121.91 136.80 152.50 168.96 185.03 199.21 214.80 230.08 248.19 268.62 288.88 308.11 325.66 340.60 352.98 363.87 373.54 382.52 387.30 391.06 393.75 393.75 450.00 450.00 450.00 86 62.57 92.52 103.67 116.42 130.83 146.30 164.16 182.99 202.76 222.03 239.05 257.75 276.10 297.83 322.34 346.66 369.73 390.79 408.72 423.57 436.64 448.25 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 87 92.52 103.67 116.42 130.83 146.30 164.16 182.99 202.76 222.03 239.05 257.75 276.10 297.83 322.34 346.66 369.73 390.79 408.72 423.57 436.64 448.25 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 88 103.67 116.42 130.83 146.30 164.16 182.99 202.76 222.03 239.05 267.75 276.10 297.83 322.34 346.66 369.73 390.79 408.72 423.57 436.64 448.25 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 89 116.42 130.83 148.30 164.16 182.99 202.76 222.03 239.05 267.75 276.10 297.83 322.34 346.66 369.73 390.79 408.72 423.57 436.64 448.25 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 90 130.83 148.30 164.16 182.99 202.76 222.03 239.05 257.75 276.10 297.83 322.34 346.66 369.73 390.79 408.72 423.57 436.64 448.25 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 91 153.26 171.97 191.71 212.41 232.61 250.44 270.03 289.25 312.02 337.69 363.17 387.33 409.40 428.19 443.74 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 92 171.97 191.71 212.41 232.61 250.44 270.03 289.25 312.02 337.69 363.17 387.33 409.40 428.19 443.74 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 93 191.71 212.41 232.61 250.44 270.03 289.25 312.02 337.69 363.17 387.33 409.40 428.19 443.74 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 94 212.41 232.61 250.44 270.03 289.25 312.02 337.69 363.17 387.33 409.40 428.19 443.74 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 95 232.61 250.44 270.03 289.25 312.02 337.69 363.17 387.33 409.40 428.19 433.74 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 96 227.67 245.48 262.95 283.65 306.99 330.15 352.12 372.18 389.26 403.40 415.85 426.90 437.16 442.63 446.92 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 97 245.48 262.95 283.65 306.99 330.15 352.12 372.18 389.26 403.40 415.85 426.90 437.16 442.63 446.92 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 98 262.95 283.65 306.99 330.15 352.12 372.18 389.26 403.40 415.85 426.90 437.16 442.63 446.92 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 99 283.65 306.99 330.15 352.12 372.18 389.26 403.40 415.85 426.90 437.16 442.63 446.92 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 100 306.99 330.15 352.12 372.18 389.26 403.40 415.85 426.90 437.16 442.63 446.92 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 101 330.15 352.12 372.18 389.26 403.40 415.85 426.90 437.16 442.63 446.92 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 102 352.12 372.18 389.26 403.40 415.85 426.90 437.16 442.63 446.92 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 103 372.18 389.26 403.40 415.85 426.90 437.16 442.63 446.92 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 104 389.26 403.40 415.85 426.90 437.16 442.63 446.92 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 105 403.40 415.85 426.90 437.16 442.63 446.92 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 106 415.85 426.90 437.16 442.63 448.92 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 107 426.90 437.16 442.63 448.92 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 108 437.16 442.63 448.92 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 109 442.63 448.92 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 110 446.92 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 111 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 112 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 113 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 114 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 115 450.00 450.00 450.00 450.00 450.00 450.00 450.00 116 450.00 450.00 450.00 450.00 450.00 450.00 117 450.00 450.00 450.00 450.00 4 50.00 118 450.00 450.00 450.00 450.00 119 450.00 450.00 450.00 120 450.00 450.00 121 450.00

Reinsurer Conversion Rates — Male Non-Smoker ANB Original Issue Age Cur Dur 31 32 33 34 35 36 37 38 39 40 41 42 43 44 45 46 47 48 49 50 51 52 53 54 55 56 57 58 59 60 1 0.18 0.18 0.20 0.20 0.21 0.22 0.23 0.25 0.26 0.27 0.28 0.29 0.27 0.29 0.30 0.32 0.34 0.35 0.38 0.42 0.46 0.51 0.55 0.62 0.68 0.76 0.84 0.92 1.01 1.11 2 0.25 0.28 0.28 0.29 0.31 0.32 0.34 0.36 0.38 0.40 0.42 0.44 0.42 0.45 0.49 0.53 0.58 0.60 0.65 0.72 0.79 0.88 0.92 1.01 1.11 1.21 1.32 1.44 1.58 1.72 3 0.31 0.31 0.34 0.36 0.37 0.39 0.41 0.44 0.46 0.49 0.53 0.57 0.56 0.60 0.68 0.72 0.79 0.82 0.89 0.98 1.07 1.16 1.24 1.34 1.46 1.59 1.74 1.90 2.08 2.28 4 0.34 0.35 0.38 0.39 0.41 0.43 0.46 0.50 0.54 0.58 0.63 0.69 0.68 0.75 0.81 0.89 0.97 1.00 1.10 1.19 1.30 1.42 1.50 1.63 1.78 1.95 2.13 2.33 2.57 2.83 5 0.38 0.37 0.40 0.41 0.43 0.47 0.50 0.56 0.61 0.67 0.74 0.81 0.80 0.87 0.95 1.04 1.13 1.16 1.28 1.39 1.51 1.65 1.75 1.91 2.09 2.29 2.52 2.78 3.07 3.40 6 0.48 0.47 0.48 0.52 0.56 0.61 0.67 0.69 0.75 0.83 0.90 1.00 0.94 1.03 1.12 1.22 1.33 1.41 1.54 1.68 1.84 2.01 2.14 2.34 2.57 2.83 3.12 3.65 4.06 4.52 7 0.56 0.57 0.60 0.65 0.70 0.78 0.84 0.84 0.92 1.01 1.12 1.22 1.16 1.27 1.38 1.51 1.64 1.79 1.95 2.13 2.33 2.55 2.73 3.00 3.31 3.66 4.06 4.74 5.27 5.89 8 0.61 0.65 0.65 0.69 0.76 0.83 0.92 0.91 1.00 1.10 1.20 1.31 1.30 1.41 1.54 1.69 1.83 2.00 2.18 2.38 2.61 2.66 3.15 3.46 3.83 4.24 4.71 5.38 6.01 6.72 9 0.70 0.75 0.73 0.79 0.67 0.95 1.02 1.03 1.12 1.22 1.33 1.45 1.45 1.60 1.73 1.89 2.06 2.24 2.45 2.68 2.94 3.22 3.73 4.11 4.55 5.04 5.61 6.25 6.99 7.83 10 0.78 0.83 0.85 0.91 0.99 1.08 1.18 1.20 1.30 1.41 1.54 1.67 1.69 1.84 2.00 2.18 2.38 2.59 2.83 3.10 3.39 3.72 4.42 4.87 5.39 5.98 6.65 7.42 8.30 9.31 11 1.02 1.10 1.13 1.21 1.31 1.43 1.55 1.65 1.68 1.63 1.99 2.16 2.26 2.45 2.67 2.90 3.17 3.45 3.77 4.13 4.52 4.96 6.21 8.85 7.58 8.41 9.36 10.24 11.45 12.85 12 1.05 1.12 1.13 1.22 1.32 1.43 1.56 1.58 1.71 1.67 2.03 2.21 2.29 2.50 2.71 2.95 3.22 3.69 4.03 4.41 4.83 5.30 6.54 7.22 7.99 8.88 9.89 10.81 12.11 13.58 13 1.09 1.18 1.18 1.28 1.36 1.51 1.64 1.65 1.80 1.96 2.14 2.33 2.40 2.61 2.84 3.11 3.38 3.99 4.36 4.77 5.23 5.73 7.13 7.88 8.73 9.71 10.84 11.84 13.28 14.90 14 1.18 1.27 1.25 1.35 1.46 1.60 1.75 1.76 1.91 2.09 2.28 2.48 2.55 2.78 3.03 3.30 3.60 4.39 4.79 5.24 5.76 6.33 7.72 8.55 9.49 10.57 11.81 12.92 14.49 16.29 15 1.30 1.40 1.30 1.42 1.54 1.68 1.84 1.90 2.07 2.27 2.47 2.70 2.76 3.01 3.28 3.58 3.90 4.91 5.37 5.89 6.47 7.14 8.53 9.46 10.54 11.77 13.17 14.05 15.79 17.75 16 1.42 1.54 1.43 1.56 1.70 1.88 2.04 2.11 2.30 2.51 2.74 2.98 3.35 3.85 3.97 4.33 4.73 5.75 6.31 6.94 7.65 8.47 9.64 10.73 11.99 13.42 15.05 16.08 18.07 20.32 17 1.49 1.61 1.54 1.67 1.84 2.00 2.19 2.25 2.47 2.69 2.92 3.19 3.68 4.01 4.37 4.78 5.24 6.39 7.03 7.77 8.60 9.56 10.66 11.91 13.33 14.96 16.80 17.46 19.63 22.05 18 1.64 1.77 1.69 1.85 2.02 2.21 2.40 2.47 2.69 2.94 3.20 3.49 4.03 4.40 4.82 5.27 5.81 7.11 7.86 8.73 9.71 10.84 12.12 13.58 15.24 17.12 19.24 20.00 22.48 25.22 19 1.80 1.96 1.87 2.03 2.21 2.41 2.63 2.70 2.94 3.20 3.49 3.81 4.41 4.83 5.31 5.85 5.46 7.96 8.85 9.88 11.02 12.34 13.84 15.55 17.47 19.63 22.06 22.90 25.70 28.79 20 1.99 2.15 2.05 2.23 2.42 2.63 2.86 2.94 3.20 3.49 3.81 4.17 4.85 5.34 5.90 6.53 7.25 8.98 10.03 11.22 12.59 14.13 15.88 17.85 20.06 22.53 25.29 26.22 29.36 32.81 21 2.19 2.37 2.38 2.57 2.79 3.03 3.29 3.49 3.80 4.16 4.56 5.01 6.13 6.79 7.53 8.38 9.37 10.48 11.75 13.18 14.81 18.66 18.27 20.53 23.05 25.86 28.98 30.80 34.39 38.33 22 2.38 2.54 2.64 2.75 2.98 3.23 3.52 3.94 4.31 4.73 5.22 5.77 6.73 7.49 8.35 9.34 10.46 11.45 12.86 14.46 16.25 18.27 20.00 22.45 25.18 28.19 31.51 35.16 39.16 43.73 23 2.61 2.81 2.81 3.03 3.29 3.59 3.91 4.41 4.84 5.34 5.91 6.56 7.69 8.58 9.60 10.77 12.08 13.24 14.88 16.72 18.79 21.10 23.07 25.84 28.91 32.29 36.01 40.08 44.73 49.82 24 2.92 3.15 3.15 3.41 3.72 4.05 4.44 5.02 5.54 6.13 6.80 7.57 8.90 9.96 11.15 12.51 14.04 15.38 17.27 19.38 21.74 24.37 26.58 29.72 33.16 38.98 41.12 46.88 51.05 56.72 25 3.32 3.59 3.60 3.92 4.27 4.69 5.15 5.83 6.45 7.15 7.95 8.86 10.41 11.65 13.04 14.61 16.37 17.89 20.06 22.46 25.15 28.12 30.60 34.12 38.01 42.27 47.13 52.47 56.29 64.68 26 3.47 3.77 4.10 4.47 4.90 5.38 5.92 6.90 7.63 8.46 9.39 10.46 11.65 13.00 14.52 16.23 18.15 20.28 22.68 25.34 28.29 31.57 34.26 38.14 42.40 47.29 52.65 58.52 64.96 72.74 27 3.77 4.10 4.47 4.90 5.38 5.92 6.53 7.63 8.46 9.39 10.45 11.65 13.00 14.52 16.23 18.15 20.28 22.68 25.34 28.29 31.57 35.19 38.14 42.40 47.29 52.85 68.52 64.95 72.74 81.50 28 4.10 4.47 4.90 5.38 5.92 6.53 7.23 8.46 9.39 10.45 11.65 13.00 14.52 16.23 18.15 20.28 22.68 25.34 28.29 31.57 35.19 39.17 42.40 47.29 52.65 58.52 84.95 72.74 81.50 91.33 29 4.47 4.80 5.38 5.92 6.53 7.23 8.01 9.39 10.45 11.65 13.00 14.52 16.23 18.15 20.28 22.68 25.34 28.29 31.57 35.19 39.17 43.55 47.29 52.65 58.52 64.95 72.74 81.50 91.33 102.58 30 4.90 5.38 5.92 6.53 7.23 8.01 8.89 10.45 11.65 13.00 14.52 16.23 18.15 20.28 22.68 25.34 28.29 31.57 35.19 39.17 43.55 48.58 52.65 58.62 64.95 72.74 81.50 91.33 102.56 115.26 31 5.08 5.59 6.72 7.43 8.23 9.14 10.18 11.34 12.65 14.13 15.80 17.67 19.22 21.48 24.00 26.60 29.91 33.34 37.11 41.26 46.01 51.23 55.36 61.44 68.81 77.10 86.39 97.02 109.03 121.91 32 5.59 6.17 7.43 8.23 9.14 10.18 11.34 12.65 14.13 15.80 17.67 19.75 21.48 24.00 26.80 29.91 33.34 37.11 41.26 46.01 51.23 56.94 61.44 88.81 77.10 86.39 97.02 109.03 121.91 136.80 33 6.17 6.83 8.23 9.14 10.18 11.34 12.65 14.13 15.80 17.67 19.75 22.08 24.00 26.80 29.91 33.34 37.11 41.26 46.01 51.23 56.94 63.20 68.81 77.10 86.39 97.02 109.03 121.91 138.80 152.50 34 6.83 7.57 9.14 10.18 11.34 12.85 14.13 15.80 17.67 19.75 22.08 24.67 26.80 29.91 33.34 37.11 41.26 46.01 51.23 58.94 63.20 70.78 77.10 88.39 97.02 109.03 121.91 138.80 152.50 168.96 35 7.57 8.40 10.18 11.34 12.65 14.13 15.80 17.67 19.75 22.08 24.67 27.65 29.91 33.34 37.11 41.26 46.01 51.23 56.94 63.20 70.78 79.30 86.39 97.02 109.03 121.91 138.80 152.50 168.96 185.03 36 8.40 9.35 10.42 11.63 12.99 14.52 16.24 18.15 20.29 22.67 25.31 28.25 31.48 35.05 38.98 43.45 48.38 52.20 57.93 64.88 72.69 81.45 91.48 102.80 114.95 128.98 143.78 164.14 179.74 193.52 37 9.35 10.42 11.63 12.99 14.52 16.24 18.15 20.29 22.67 25.31 28.25 31.48 35.05 38.98 43.45 48.38 53.78 57.93 64.88 72.69 81.45 91.48 102.80 114.95 128.98 143.78 159.31 179.74 193.52 208.66 38 10.42 11.63 12.99 14.52 16.24 18.15 20.29 22.67 25.31 28.25 31.48 35.05 38.96 43.45 48.38 53.78 59.69 64.88 72.69 81.45 91.48 102.80 114.95 128.98 143.78 159.31 174.45 193.52 208.66 223.51 39 11.63 12.99 14.52 16.24 18.15 20.28 22.67 25.31 28.25 31.48 35.05 38.96 43.45 48.38 53.78 59.69 66.84 72.69 81.45 91.48 102.80 114.95 128.96 143.78 159.31 174.45 187.83 208.68 223.51 241.10 40 12.99 14.52 16.24 18.15 20.29 22.67 25.31 28.25 31.48 35.05 36.96 43.45 48.36 53.78 59.69 66.64 74.89 81.45 91.48 102.80 114.95 126.98 143.78 159.31 174.45 167.83 202.52 223.51 241.10 260.94 41 13.66 15.28 16.55 18.50 20.67 23.08 25.75 28.71 31.95 35.53 39.62 44.11 47.45 52.67 58.98 86.08 74.05 83.16 93.45 104.50 117.26 130.71 149.65 163.88 176.44 190.25 203.79 241.10 260.94 260.63 42 15.28 17.08 16.50 20.67 23.08 25.75 28.71 31.95 35.53 39.62 44.11 49.03 52.67 58.98 66.08 74.05 83.16 93.45 104.50 117.26 130.71 144.83 163.88 176.44 190.25 203.79 219.83 260.94 280.63 299.30 43 17.08 19.10 20.67 23.08 25.76 28.71 31.95 35.53 39.62 44.11 49.03 54.42 58.98 66.08 74.05 83.16 93.45 104.50 117.28 130.71 144.83 158.60 176.44 190.25 203.79 219.83 237.92 280.63 299.30 316.35 44 19.10 21.34 23.08 25.75 28.71 31.95 35.53 39.62 44.11 49.03 54.42 60.95 66.08 74.05 83.16 93.45 104.50 117.28 130.71 144.83 158.60 170.75 190.25 203.79 219.83 237.92 255.87 299.30 316.35 330.87 45 21.34 23.62 25.75 28.71 31.95 35.53 39.62 44.11 49.03 54.42 60.95 68.29 74.05 83.16 93.45 104.50 117.28 130.71 144.83 158.60 170.75 184.11 203.79 219.83 237.92 255.87 272.69 316.35 330.67 342.89 46 21.69 24.09 26.85 29.89 33.23 37.06 41.27 44.29 49.15 55.05 61.68 69.11 77.62 87.22 97.53 109.44 122.00 140.00 153.31 165.06 177.97 190.64 226.92 245.59 264.12 281.70 297.74 360.07 373.15 384.68 47 24.09 26.85 29.89 33.23 37.06 41.27 45.87 49.15 55.05 61.68 69.11 77.62 87.22 97.53 109.44 122.00 135.17 153.31 165.06 177.97 190.64 205.85 245.59 284.12 281.70 297.74 311.41 373.15 384.88 394.88 48 26.85 29.89 33.23 37.06 41.27 45.87 50.91 55.05 61.68 69.11 77.62 87.22 97.53 109.44 122.00 135.17 148.02 165.06 177.97 190.64 205.65 222.57 264.12 281.70 297.74 311.41 322.72 384.66 394.88 404.37 49 29.89 33.23 37.06 41.27 45.87 60.91 57.01 61.68 69.11 77.62 87.22 97.53 109.44 122.00 135.17 148.02 159.37 177.97 190.64 205.65 222.57 239.36 281.70 297.74 311.41 322.72 332.68 394.68 404.37 409.43 50 33.23 37.06 41.27 45.87 50.91 57.01 63.88 69.11 77.62 87.22 97.53 109.44 122.00 135.17 148.02 159.37 171.84 190.84 205.65 222.57 239.36 255.29 297.74 311.41 322.72 332.68 341.52 404.37 409.43 413.40 51 35.78 39.84 44.29 49.15 55.05 61.68 69.11 74.84 84.11 94.05 105.53 117.64 135.17 148.02 159.37 171.84 184.07 219.83 237.92 255.87 272.89 288.44 360.33 363.06 374.27 384.21 393.44 450.00 450.00 450.00 52 39.84 44.28 49.15 55.05 61.68 69.11 77.62 84.11 94.05 105.53 117.64 130.34 148.02 159.37 171.84 184.07 198.56 237.92 256.67 272.89 288.44 301.68 363.06 374.27 384.21 393.44 398.37 450.00 450.00 450.00 53 44.29 49.15 55.06 61.68 69.11 77.62 87.22 94.05 105.63 117.64 130.34 142.74 159.37 171.84 184.07 198.56 214.89 255.87 272.89 288.44 301.68 312.64 374.27 384.21 393.44 398.37 402.23 450.00 450.00 450.00 54 49.15 55.05 61.68 69.11 77.62 87.22 97.53 105.53 117.64 130.34 142.74 153.68 171.84 184.07 198.56 214.89 231.11 272.89 288.44 301.68 312.64 322.28 384.21 393.44 398.37 402.23 405.00 450.00 450.00 450.00 55 55.05 61.88 69.11 77.62 87.22 97.53 109.44 117.64 130.34 142.74 153 .68 165.70 184.07 198.58 214.89 231.11 246.48 288.44 301.68 312.64 322.28 330.85 393.44 398.37 402.23 405.00 405.00 450.00 450.00 450.00 56 59.47 66.64 74.84 84.11 94.05 105.53 117.64 135.17 148.02 159.37 171.84 184.07 212.74 230.24 247.61 264.00 279.14 340.60 352.98 363.87 373.54 382.52 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 57 66.64 74.84 84.11 94.05 105.53 117.64 130.34 148.02 159.37 171.64 184.07 198.58 230.24 247.61 264.09 279.14 291.95 352.98 363.87 373.54 382.52 387.30 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 58 74.84 84.11 94.05 105.53 117.64 130.34 142.74 159.37 171.84 184.07 196.58 214.89 247.61 264.09 279.14 291.95 302.55 363.87 373.54 382.52 387.30 391.06 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 59 84.11 94.05 105.53 117.64 130.34 142.74 153.68 171.84 184.07 198.56 214.69 231.11 264.09 279.14 291.95 302.55 311.89 373.54 382.52 387.30 391.06 393.75 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 60 94.05 105.53 117.64 130.34 142.74 153.68 165.70 184.07 198.56 214.89 231.11 246.48 279.14 291.95 302.55 311.89 320.18 382.52 387.30 391.06 393.75 393.75 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00

Reinsurer Conversion Rates — Male Non-Smoker ANB Original lssue Age Cur Dur 31 32 33 34 35 36 37 38 39 40 41 42 43 44 45 46 47 48 49 50 51 52 53 54 55 56 57 58 59 60 61 105.53 117.64 135.17 148.02 159.37 171.84 184.07 212.74 230.24 247.61 264.09 279.14 340.60 352.98 363.87 373.54 382.52 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 62 117.64 130.34 148.02 169.37 171.84 184.07 198.56 230.24 247.61 264.09 279.14 291.95 352.98 363.87 373.54 382.52 387.30 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 63 130.34 142.74 159.37 171.84 184.07 198.56 214.89 247.61 264.09 279.14 291.95 302.55 363.87 373.54 382.52 387.30 391.06 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 64 142.74 153.68 171.84 184.07 198.56 214.89 231.11 264.09 279.14 291.95 302.55 311.89 373.54 382.52 387.30 391.06 393.75 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 65 153.68 165.70 184.07 198.58 214.89 231.11 246.48 279.14 291.95 302.55 311.89 320.18 382.52 387.30 391.06 393.75 393.75 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 66 171.84 184.07 212.74 230.24 247.81 284.09 279.14 340.80 352.98 363.67 373.54 382.52 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 67 184.07 198.58 230.24 247.81 284.09 279.14 291.95 352.98 363.67 373.54 382.52 387.30 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 68 198.58 214.89 247.81 264.09 279.14 291.95 302.55 363.67 373.54 382.52 387.30 391.06 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 69 214.89 231.11 264.09 279.14 291.95 302.55 311.89 373.54 382.52 387.30 391.06 393.75 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 70 231.11 246.48 279.14 291.95 302.55 311.89 320.18 382.52 387.30 391.06 393.75 393.75 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 71 264.09 279.14 340.60 352.98 383.87 373.54 382.52 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 72 279.14 291.95 352.98 363.87 373.54 382.52 387.30 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 73 291.95 302.55 363.87 373.54 382.52 387.30 391.06 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 74 302.55 311.89 373.54 382.52 387.30 391.06 393.75 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 75 311.89 320.18 382.52 387.30 391.06 393.75 393.75 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 76 373.54 382.52 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 77 382.52 387.30 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 78 387.30 391.08 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 79 391.08 393.75 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 80 393.75 393.75 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 81 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 82 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 83 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 84 450.00 450.00 450.00 450.00 450.00 450.00 450.00 85 450.00 450.00 450.00 450.00 450.00 450.00 86 450.00 450.00 450.00 450.00 450.00 87 450.00 450.00 450.00 450.00 88 450.00 450.00 450.00 89 450.00 450.00 90 450.00

Reinsurer Conversion Rates -- Male Non-Smoker ANB Original Issue Age Cur Our 61 62 63 64 65 66 67 68 69 70 71 72 73 74 75 76 77 78 79 80 81 82 83 84 85 86 87 88 89 90 1 1.22 1.33 1.42 1.55 1.71 1.89 2.10 1.90 2.13 2.39 2.63 3.03 3.41 3.84 4.32 4.86 5.45 6.09 8.81 7.58 8.46 9.41 10.45 11.58 12.79 14.09 15.50 17.00 18.80 20.36 2 1.87 2.05 2.19 2.42 2.66 2.98 3.29 2.98 3.33 3.74 4.19 4.70 5.27 5.91 6.62 7.40 8.28 9.20 10.24 11.41 12.69 14.07 15.58 19.73 24.85 30.49 37.44 45.66 47.72 57.53 3 2.50 2.76 2.95 3.27 3.63 4.05 4.51 4.10 4.60 5.15 5.77 6.47 7.25 8.12 9.07 10.13 11.28 12.55 13.98 15.55 17.28 19.12 28.36 35.07 45.51 58.07 73.09 90.68 101.62 113.28 4 3.13 3.47 3.73 4.15 4.84 5.18 5.81 5.29 5.93 6.68 7.48 8.38 9.38 10.49 11.71 13.06 14.53 18.22 18.05 20.06 22.24 29.27 37.69 47.70 59.73 74.04 90.58 101.62 113.28 125,52 5 3.78 4.21 4.56 5.10 5.71 6.42 7.20 6.57 7.38 8.29 9.31 10.43 11.88 13.08 14.57 18.24 18.14 20.21 22.48 24.95 31.81 39.96 49.83 61.18 74.88 90.56 101.82 113.28 125.62 137.45 6 5.04 5.64 5.64 6.33 7.11 8.00 9.00 9.20 10.35 11.63 13.05 14.63 16.37 18.29 20.40 22.81 25.48 28.34 31.50 38.24 48.40 59.21 72.07 87.28 104.50 117.26 130.71 144.83 158.60 170.75 7 6.59 7.39 7.49 8.43 9.49 10.68 12.03 12.44 14.00 15.73 17.65 19.76 22.13 24.71 27.66 30.91 34.46 38.34 46.95 57.08 68.99 83.11 99.75 118.43 132.89 148.14 164.14 179.74 193.52 208.88 8 7.54 8.47 8.58 9.66 10.87 12.26 13.81 14.68 16.51 18.54 20.80 23.29 28.04 29.18 32.64 36.44 40.59 49.05 56.97 70.60 84.35 100.49 116.43 132.69 148.14 184.14 179.74 193.52 208.66 223.51 9 8.79 9.88 10.29 11.59 13.08 14.72 16.58 1765 19.85 22.28 24.97 27.94 31.35 35.11 39.23 43 73 52.33 62.37 74.09 87.91 104.09 121.91 136.80 152.50 168.96 185.03 199.21 214.80 230.08 248.19 10 10.46 11.76 11.95 13.46 15.17 17.08 19.24 21.85 24.31 27.27 30.54 34.29 36.43 42.98 47.96 56.94 67.40 79.58 93.90 110.83 128.88 144.61 161.21 176.62 195.60 210.59 227.07 243.23 262.38 283.97 11 14.44 16.24 16.42 18.50 20.85 23.47 26.40 29.68 33.31 37.31 41.93 47.01 52.61 58.76 69.32 81.61 95.87 112.62 132.13 153.26 171.97 191.71 212.41 232.61 250.44 270.03 289.25 312.02 337.69 363.17 12 15.27 17.18 17.63 19.85 22.36 25.14 28.27 32.51 36.44 40.95 45.94 51.43 57.46 67.45 79.05 92.49 108.26 126.58 146.30 164.18 182.99 202.76 222.03 239.06 257.75 276.10 297.83 322.34 346.66 369.73 13 16.76 18.86 19.26 21.67 24.38 27.41 30.76 35.37 39.75 44.60 49.84 55.80 65.26 76.21 88.87 103.69 120.90 139.33 158.34 174.28 193.10 211.48 227.67 245.48 262.95 283.65 308.99 330.15 352.12 372.18 14 18.32 20.61 20.93 23.54 26.46 29.68 33.27 39.42 44.22 49.50 55.30 64.47 75.06 87.27 101.57 118.14 135.85 152.43 169.92 186.27 208.17 221.98 239.34 268.38 276.56 299.32 321.90 343.32 362.88 379.53 15 19.96 22.44 23.29 26.16 29.35 32.88 36.94 44.87 50.22 56.08 65.19 75.70 67.81 101.97 116.35 135.85 152.43 169.92 188.27 206.17 221.98 239.34 256.38 276.66 299.32 321.90 343.32 362.88 379.53 393.32 16 22.83 26.66 27.32 30.64 34.30 36.62 43.16 49.58 55.34 64.16 74.32 88.02 99.67 115.47 132.36 148.52 165.57 183.45 200.89 216.29 233.21 249.80 289.47 291.64 313.64 334.51 353.57 309.80 363.23 395.06 17 24.76 27.78 30.29 33.89 38.01 42.58 47.57 51.57 59.66 88.94 79.83 92.09 100.48 121.91 136.80 152.60 188.98 185.03 199.21 214.80 230.08 248.19 288.82 288.88 308.11 325.66 340.80 352.98 363.87 373.54 18 26.27 31.64 34.42 36.57 43.18 48.18 53.68 60.21 69.43 80.03 92.38 156.59 121.91 136.80 152.50 168.96 185.03 199.21 214.80 230.08 248.19 268.62 288.88 308.11 325.66 340.80 352.98 383.87 373.54 382.52 19 32.20 35.96 39.18 43.79 48.83 54.35 62.55 69.96 80.45 92.65 106.71 121.91 136.80 152.50 168.98 185.03 199.21 214.60 230.08 248.19 268.62 288.88 308.11 325.66 340.60 352.98 363.87 373.54 382.52 387.30 20 36.61 40.95 44.49 49.66 66.10 63.24 72.57 80.93 92.98 106.84 121.91 136.80 152.50 168.96 185.03 199.21 214.80 230.08 246.19 268.62 266.88 308.11 325.88 340.60 352.98 363.87 373.54 382.52 387.30 391.06 21 42.85 47.79 51.79 57.53 65.82 75.30 66.14 93.36 107.01 121.91 136.80 152.50 168.96 185.03 199.21 214.80 230.08 248.19 266.62 288.88 308.11 325.66 340.60 352.98 363.87 373.54 382.52 387.30 391.06 393.75 22 48.74 54.20 56.98 84.98 74.10 84.49 96.52 110.30 125.40 140.71 158.85 173.79 190.31 204.90 220.93 230.66 255.29 276.29 297.14 316.91 334.96 350.33 363.06 374.27 384.21 393.44 398.37 402.23 405.00 405.00 23 55.37 61.41 66.10 75.09 85.31 97.12 110.61 125.40 140.71 156.85 173.79 190.31 204.90 220.93 236.66 265.29 278.29 297.14 316.91 334.96 360.33 363.08 374.27 384.21 393 44 398.37 402.23 405.00 405.00 405.00 24 62.90 71.16 76.26 86.29 97.84 111.01 125.40 140.71 156.85 173.79 190.31 204.90 220.93 236.66 255.29 276.29 297.14 316.91 334.96 350.33 363.06 374.27 384.21 393.44 399.37 402.23 405.00 405.00 405.00 405.00 25 72.79 81.97 87.47 98.73 111.51 125.40 140.71 156.85 173.79 190.31 204.90 220.93 236.66 255.29 276.29 297.14 316.91 334.96 350.33 363.08 374.27 384.21 393.44 398.37 402.23 405.00 405.00 405.00 405.00 405.00 26 81.60 91.33 96.78 112.14 125.40 140.71 156.85 163.46 200.89 216.29 233.21 249.80 269.47 291.64 313.64 334.51 353.57 389.80 383.23 395.06 405.56 415.30 420.60 424.57 427.50 427.50 427.50 427.50 427.50 427.50 27 91.33 102.56 112.14 125.40 140.71 158.85 173.79 200.89 216.29 233.21 249.80 269.47 291.84 313.84 334.51 353.57 369.80 383.23 395.06 405.58 415.30 420.50 424.57 427.50 427.50 427.50 427.50 427.50 427.50 427.50 28 102.56 115.26 125.40 140.71 158.85 173.79 190.31 216.29 233.21 249.80 269.47 291.64 313.64 334.51 353.57 369.80 383.23 395.06 406.56 415.30 420.50 424.57 427.50 427.50 427.50 427.50 427.50 427.50 427.50 427.50 29 115.26 128.88 140.71 158.85 173.79 190.31 204.90 233.21 249.80 269.47 291.84 313.64 334.51 363.67 389.80 383.23 395.06 405.56 415.30 420.50 424.57 427.50 427.50 427.50 427.50 427.50 427.50 427.50 427.60 427.50 30 128.88 144.81 158.85 173.79 190.31 204.90 220.93 249.80 269.47 291.84 313.64 334.51 353.57 369.80 383.23 395.08 405.56 415.30 420.50 424.57 427.50 427.50 427.50 427.50 427.50 427.50 427.50 427.50 427.50 427.50 31 136.80 152.50 173.79 190.31 204.90 220.93 236.66 276.58 299.32 321.90 343.32 362.88 379.53 393.32 405.45 416.23 426.23 431.58 435.75 438.75 438.75 438.75 438.75 438.75 438.75 438.75 438.75 438.75 438.75 438.75 32 152.60 168.98 190.31 204.90 220.93 236.66 255.29 299.32 321.90 343.32 382.88 379.53 393.32 405.45 416.23 426.23 431.56 435.75 438.75 438.75 438.75 438.75 438.76 438.75 438.75 438.75 438.75 438.75 438.75 33 168.96 185.03 204.90 220.93 236.66 255.29 276.29 321.90 343.32 362.88 379.53 393.32 405.45 416.23 426.23 431.56 435.75 438.75 438.75 438.75 438.75 438.75 438.75 438.75 438.75 438.75 438.75 438.75 34 185.03 199.21 220.93 236.66 255.29 276.29 297.14 343.32 382.88 379.53 393.32 405.45 416.23 426.23 431.56 435.75 438.75 438.75 438.75 438.75 438.75 438.75 438.75 438.75 438.75 438.75 438.75 35 199.21 214.80 236.66 255.29 276.29 287.14 316.91 362.88 379.53 393.32 405.45 416.23 428.23 431.56 435.75 438.75 438.75 438.75 438.76 438.75 438.75 438.75 438.75 438.75 438.75 438.75 36 208.66 223.51 262.36 283.97 305.39 325.71 344.27 418.45 433.86 447.04 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 37 223.51 241.10 283.97 305.39 325.71 344.27 360.07 433.88 447.04 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 38 241.10 260.94 305.39 325.71 344.27 360.07 373.15 447.04 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 39 260.94 280.63 325.71 344.27 360.07 373.15 384.68 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 40 280.63 299.30 344.27 360.07 373.15 384.68 394.88 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 41 299.30 318.35 389.28 403.40 415.85 426.90 437.16 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 42 316.35 330.87 403.40 416.85 426.90 437.16 442.63 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 43 330.87 342.89 415.85 426.90 437.16 442.63 446.92 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 44 342.89 353.47 426.90 437.16 442.63 446.92 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 45 353.47 362.87 437.18 442.63 448.92 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 46 394.88 404.37 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 47 404.37 409.43 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 48 409.43 413.40 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 49 413.40 416.25 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 50 416.25 416.25 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 51 450.00 450.00 450.00 450.00 450.00 450,00 450.00 450.00 450.00 450.00 52 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 53 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 54 450.00 450.00 450.00 450.00 450.00 450.00 450.00 55 450.00 450.00 450.00 450.00 450.00 450.00 56 450.00 450.00 450.00 450.00 450.00 57 450.00 450.00 450.00 450.00 58 450.00 450.00 450.00 59 450.00 450.00 450.00

Reinsurer Conversion Rates -- Male Smoker ANB Original Issue Age Cur Our 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 1 0.53 0.32 0.22 0.18 0.14 0.13 0.12 0.11 0.09 0.09 0.08 0.08 0.10 0.16 0.25 0.32 0.39 0.44 0.72 0.71 0.70 0.68 0.68 0.60 0.55 0.49 0.46 0.42 0.42 0.40 0.37 2 0.32 0.22 0.18 0.14 0.13 0.12 0.11 0.09 0.09 0.08 0.08 0.11 0.17 0.26 0.34 0.41 0.46 0.49 0.72 0.71 0.71 0.69 0.64 0.58 0.53 0.48 0.45 0.43 0.46 0.47 0.48 3 0.22 0.18 0.14 0.13 0.12 0.11 0.09 0.09 0.08 0.08 0.11 0.18 0.26 0.36 0.43 0.48 0.53 0.55 0.75 0.75 0.72 0.69 0.64 0.60 0.54 0.49 0.49 0.48 0.54 0.55 0.57 4 0.18 0.14 0.13 0.12 0.11 0.09 0.09 0.08 0.08 0.11 0.19 0.28 0.37 0.45 0.52 0.58 0.59 0.61 0.77 0.77 0.74 0.70 0.85 0.61 0.56 0.54 0.53 0.53 0.80 0.61 0.65 5 0.14 0.13 0.12 0.11 0.09 0.09 0.08 0.08 0.11 0.19 0.29 0.38 0.47 0.54 0.59 0.62 0.65 0.66 0.79 0.77 0.75 0.70 0.85 0.61 0.59 0.58 0.57 0.57 0.63 0.65 0.68 6 0.16 0.15 0.14 0.12 0.11 0.09 0.09 0.14 0.23 0.36 0.49 0.60 0.69 0.76 0.80 0.84 0.88 0.86 0.99 0.96 0.90 0.86 0.81 0.78 0.77 0.75 0.74 0.72 0.81 0.84 0.90 7 0.18 0.16 0.14 0.13 0.11 0.11 0.16 0.28 0.43 0.59 0.74 0.85 0.94 0.99 1.04 1.08 1.06 1.03 1.15 1.13 1.08 1.00 0.98 0.98 0.96 0.93 0.88 0.89 0.95 1.01 1.11 8 0.17 0.14 0.13 0.11 0.11 0.17 0.28 0.43 0.60 0.75 0.91 0.99 1.05 1.11 1.15 1.13 1.08 1.01 1.20 1.13 1.08 1.06 1.05 1.03 1.02 0.98 0.98 1.01 1.03 1.08 1.15 9 0.14 0.13 0.12 0.12 0.17 0.29 0.44 0.61 0.77 0.92 1.04 1.11 1.17 1.21 1.21 1.17 1.09 1.00 1.22 1.17 1.16 1.14 1.14 1.14 1.05 1.11 1.13 1.18 1.16 1.23 1.33 10 0.12 0.11 0.11 0.16 0.27 0.42 0.58 0.72 0.87 0.98 1.08 1.14 1.19 1.19 1.15 1.08 0.99 0.91 1.18 1.18 1.18 1.18 1.18 1.13 1.16 1.21 1.25 1.30 1.29 1.37 1.47 11 0.12 0.12 0.18 0.30 0 47 0.65 0.81 0.98 1.10 1.21 1.32 1.38 1.39 1.35 1.27 1.16 1.06 0.98 1.40 1.40 1.42 1.43 1.43 1.47 1.53 1.57 1.62 1.69 1.71 1.83 1.97 12 0.11 0.16 0.27 0.42 0.58 0.72 0.87 0 98 1.08 1.18 1.26 1.27 1.24 1.18 1.09 1.00 1.93 0.88 1.34 1.34 1.36 1.38 1.42 1.47 1.52 1.60 1.64 1.72 1.75 1.86 2.02 13 0.15 0.25 0.39 0.54 0.68 0.82 0.92 1.01 1.10 1.18 1.22 1.20 1.13 1.06 0.97 0.91 0.86 0.84 1.32 1.35 1.38 1.43 1.48 1.53 1.61 1.88 1.74 1.82 1.86 1.99 2.15 14 0.24 0.37 0.51 0.63 0.76 0.88 0.95 1.03 1.11 1.14 1.14 1.08 1.01 0.94 0.87 0.84 0.82 0.80 1.31 1.34 1.40 1.44 1.51 1.58 1.64 1.74 1.80 1.89 2.02 2.17 2.35 15 0.36 0.49 0.62 0.75 0.84 0.92 1.01 1.08 1.11 1.11 1.07 1.01 0.93 0.87 0.84 0.82 0.80 0.79 1.35 1.40 1.46 1.53 1.60 1.69 1.76 1.86 1.93 2.03 2.23 2.39 2.59 16 0.52 0.65 0.78 0.88 0.97 1.08 1.13 1.17 1.17 1.12 1.08 1.00 0.94 0.89 0.87 0.86 0.85 0.85 1.51 1.57 1.64 1.74 1.80 1.90 2.00 2.11 2.21 2.34 2.44 2.64 2.67 17 0.65 0.78 0.88 0.97 1.06 1.13 1.17 1.17 1.12 1.08 1.02 0.96 0.91 0.89 0.88 0.87 0.87 0.88 1.61 1.71 1.77 1.87 1.97 2.07 2.18 2.28 2.41 2.56 2.58 2.78 3.02 18 0.78 0.88 0.97 1.06 1.13 1.17 1.17 1.12 1.08 1.02 0.97 0.94 0.91 0.90 0.89 0.89 0.90 0.92 1.74 1.84 1.93 2.04 2.13 2.27 2.38 2.51 2.66 2.85 2.85 3.09 3.37 19 0.88 0.97 1.06 1.13 1.17 1.17 1.12 1.08 1.02 0.97 0.96 0.94 0.91 0.91 0.91 0.92 0 96 0.98 1.87 1.99 2.09 2.22 2.33 2.46 2.16 2.74 2.93 3.16 3.18 3.44 3.75 20 0.97 1.08 1.13 1.17 1.17 1.12 1.08 1.02 0.97 0.96 0.95 0.94 0.94 0.94 0.95 0.98 1.01 1.05 2.05 2.18 2.29 2.42 2.56 2.73 2.86 3.03 3.27 3.52 3.55 3.83 4.17 21 1.13 1.21 1.26 1.25 1.20 1.15 1.09 1.03 1.02 1.01 1.02 1.01 1.02 1.05 1.07 1.10 1.15 1.20 2.39 2.55 2.70 2.86 3.04 3.24 3.45 3.61 3.89 4.19 3.97 4.31 4.65 22 1.11 1.14 1.14 1.10 1 05 1.00 0.95 0.94 0.92 0.94 0.95 0.95 0.97 1.00 1.04 1.09 1.13 1.16 2.41 2.58 2.75 2.92 3.14 3.33 3.49 3.71 4.00 4.32 4.35 4.70 5.07 23 1.14 1.14 1.10 1.05 1.00 0.95 0.94 0.92 0.94 0.95 0.97 0.99 1.02 1.05 1.11 1.16 1.21 1.28 2 66 2.85 3.05 3.28 3.53 3.72 3.93 4.17 4.50 4.86 4.87 5.23 5.64 24 1.14 1.10 1.05 1.00 0.95 0.94 0.92 0.94 0.95 0.97 1.00 1.03 1.09 1.14 1.19 1.25 1.31 1.239 2.96 3.18 3.43 3.68 3.92 4.17 4.44 4.72 5.07 5.44 5.45 5.88 6.29 25 1.10 1.05 1.00 0.95 0.94 0.92 0.94 0.95 0.97 1.00 1.04 1.10 1.15 1.21 1.28 1.35 1.42 1.51 3.31 3.57 3.87 4.12 4.42 4.70 5.01 5.36 5.74 6.18 6.18 6.64 7.14 26 0.98 0.91 0.88 0.85 0.84 0.85 0.86 0.88 0.91 0.95 0.99 1.05 1.11 1.18 1.25 1.33 1.40 1.49 3.36 3.66 3.91 4.20 4.50 4.84 5.18 5.57 5.97 6.42 6.39 6.89 7.46 27 0.91 0.88 0.85 0.84 0.85 0.88 0.88 0.91 0.95 0.99 1.05 1.11 1.18 1.25 1.33 1.40 1.49 3.36 3.66 3.91 4.20 4.50 4.84 5.18 5.57 5.97 6.42 6.92 6.89 7.46 8.11 28 0.86 0.85 0.84 0.85 0.86 0.88 0.91 0.95 0.99 1.05 1.11 1.18 1.25 1.33 1.40 1.49 3.36 3.66 3.91 4.20 4.50 4.84 5.18 5.57 5.97 6.42 6.92 7.46 7.46 8.11 8.82 29 0.85 0.84 0.85 0.86 0.88 0.91 0.95 0.99 1.05 1.11 1.18 1.25 1.33 1.40 1.49 3.36 3.66 3.91 4.20 4.50 4.84 5.18 5.57 5.97 6.42 6.92 7.46 8.08 8.11 8.82 9.63 30 0.84 085 0.88 0.88 0.91 0.95 0.99 1.05 1.11 1.18 1.25 1.33 1.40 1.49 3.36 3.66 3.91 4.20 4.50 4.84 5.18 5.57 5.97 6.42 6.92 7.48 8.08 8.78 8.82 9.63 10.54 31 0.76 0.77 0.79 0.81 0.85 0.89 0.95 1.00 1.08 1.12 1.19 1.26 1.34 3.02 3.28 3.51 3.77 4,04 4.34 4.65 5.00 5.38 5.76 6.21 6.69 7.25 7.88 8.58 9.10 9.95 10.94 32 0.77 0.79 0.81 0.85 0.89 0.95 1.00 1.06 1.12 1.19 1.26 1.34 3.02 3.28 3.51 3.77 4.04 4.34 4.65 5.00 5.36 5.76 6.21 6.69 7.25 7.88 8.58 9.36 9.95 10.94 12.07 33 0.79 0.81 0.85 0.89 0.96 1.00 1.06 1.12 1.19 1.26 1.34 3.02 3.28 3.51 3.77 4.04 4.34 4.65 5.00 5.36 5.76 6.21 6.69 7.25 7.88 8.58 9.36 10.25 10.94 12.07 13.34 34 0.81 0.85 0.89 0.95 1.00 1.06 1.12 1.19 1.26 1.34 3.02 3.25 3.51 3.77 4.04 4.34 4.65 5.00 5.38 5.76 6.21 8.69 7.25 7.88 8.58 9.36 10.25 11.26 12.07 13.34 14.77 35 0.85 0.89 0.95 1.00 1.06 1.12 1.19 1.26 1.34 3.02 3.28 3.51 3.77 4.04 4.34 4.65 5.00 5.36 5.76 6.21 6.69 7.25 7.88 8.58 9.38 10.25 11.26 12.43 13.34 14.77 27.59 36 0.82 0.86 0.91 0.97 1.02 1.09 1.15 1.22 2.78 3.00 3.21 3.45 3.70 3.97 4.25 4.57 4.90 5.26 5.68 6.12 6.63 7.21 7.84 8.56 9.37 10.30 11.36 12.55 14.77 16.39 16.19 37 0.88 0.91 0.97 1.02 1.09 1.15 1.22 2.76 3.00 3.21 3.45 3.70 3.97 4.25 4.57 4.90 5.26 5.68 6.12 6.63 7.21 7.84 8.56 9.37 10.30 11.36 12.55 13.90 16.39 18.19 20.20 38 0.91 0.97 1.02 1.09 1.15 1.22 2.76 3.00 3.21 3.45 3.70 3.97 4.25 4.57 4.90 5.26 5.68 6.12 6.63 7.21 7.84 8.56 9.37 10.30 11.36 12.55 13.90 15.42 18.19 20.20 22.45 39 0.97 1.02 1.09 1.15 1.22 2.76 3.00 3.21 3.45 3.70 3.97 4.25 4.57 4.90 5.28 5.68 6.12 6.63 7.21 7.84 8.56 9.37 10.30 11.36 12.55 13.90 15.42 17.12 20.20 22.45 24.91 40 1.02 1.09 1.16 1.22 2.76 3.00 3.21 3.45 3.70 3.97 4.25 4.57 4.90 5.28 5.88 6.12 6.63 7.21 7.84 8.56 9.37 .10.30 11.36 12.55 13.90 15.42 17.12 19.01 22.45 24.91 16.39 41 1.09 1.15 1.22 2.76 3.00 3 21 3.45 3.70 3.97 4.25 4.57 4.90 5.28 5.68 6.12 6.63 7.21 7.84 8.58 9.37 10.30 11.36 12.55 13.90 15.42 17.12 19.01 21.13 23.44 25.97 28.73 42 1.15 1.22 2.78 3.00 3.21 3.45 3.70 3.97 4.25 4.57 4.90 5.26 5.68 6.12 6.63 7.21 7.84 8.56 9.37 10.30 11.36 12.55 13.90 15.42 17.12 19.01 21.13 23.44 25.97 28.73 31.70 43 1.22 2.76 3.00 3.21 3.45 3.70 3.97 4.25 4.57 4.90 5.26 5.68 6.12 6.63 7.21 7.84 8.56 9.37 10.30 11.36 12.55 13.90 15.42 17.12 19.01 21.13 23.44 25.97 28.73 31.70 34.89 44 2.76 3.00 3.21 3.45 3.70 3.97 4.25 4.57 4.90 5.26 5.68 6.12 6.63 7.21 7.84 8.56 9.37 10.30 11.36 12.55 13.90 15.42 17.12 19.01 21.13 23.44 25.97 28.73 31.70 34.89 38.28 45 3.00 3.21 3.45 3.70 3.97 4.25 4.57 4.90 5.26 5.68 6.12 6.63 7.21 7.84 8.56 9.37 10.30 11.36 12.55 13.90 15.42 17.12 19.01 21.13 23.44 25.97 28.73 31.70 34.89 38.28 41.90 46 3.01 3.23 3.47 3.72 3.98 4.26 4.59 4.94 5.33 5.74 6.22 6.76 7.35 8.03 8.78 9.65 10.65 11.77 13.04 14.46 16.05 17.82 19.81 21.98 24.35 26.93 29.72 32.71 34.69 37.97 41.42 47 3.23 3.47 3.72 3.98 4.28 4.59 4.94 5.33 5.74 6.22 6.76 7.35 8.03 8.78 9.65 10.65 11.77 13.04 14.46 16.05 17.82 19.81 21.98 24.35 26.93 29.72 32.71 35.89 37.97 41.42 45.08 48 3.47 3.72 3.98 4.28 4.59 4.94 5.33 5.74 6.22 6.76 7.35 8.03 8.78 9.65 10.65 11.77 13.04 14.46 16.05 17.82 19.81 21.98 24.35 26.93 29.72 32.71 35.89 39.28 41.42 45.08 48.93 49 3.72 3.98 4.28 4.59 4.94 5.33 5.74 6.22 6.76 7.35 8.03 8.78 9.65 10.65 11.77 13.04 14.46 18.05 17.82 19.81 21.98 24.35 26.93 29.72 32.71 35.89 39.28 42.85 45.08 48.93 52.98 50 3.98 4.28 4.59 4.94 5.33 5.74 6.22 6.76 7.35 8.03 8.78 9.65 10.65 11.77 13.04 14.46 16.05 17.82 19.81 21.98 24.35 26.93 29.72 32.71 35.89 39.28 42.85 46.64 48.93 52.98 57.25 51 4.00 4.28 4.61 4.97 5.36 5.80 6.31 6.86 7.49 8.20 9.01 9.94 10.98 12.17 13.50 14.98 16.63 18.49 20.51 22.72 25.14 27.74 30.53 33.50 38.66 39.99 43.53 47.24 51.16 55.27 59.58 52 4.28 4.61 4.97 5.36 5.80 6.31 6.86 7.49 8.20 9.01 9.94 10.98 12.17 13.50 14.98 16.63 18.49 20.51 22.72 25.14 27.74 30.53 33.50 38.66 39.99 43.53 47.24 51.16 55.27 59.58 64.45 53 4.61 4.97 5.38 5.80 6.31 6.88 7.49 8.20 9.01 9.94 10.98 12.17 13.50 14.98 16.63 18.49 20.51 22.72 25.14 27.74 30.53 33.50 38.66 39.99 43.53 47.24 51.16 55.27 59.58 64.45 69.61 54 4.97 5.36 5.80 8.31 6.86 7.49 8.20 9.01 9.94 10.98 12.17 13.50 14.98 16.63 18.49 20.51 22.72 25.14 27.74 30.53 33.50 38.66 39.99 43.53 47 24 51.16 55.27 59.58 64.45 69.61 75.07 55 5.36 5.80 6.31 6.86 7.49 8.20 9.01 9.94 10.98 12.17 13.50 14.98 16.63 18.49 20.51 22.72 25.14 27.74 30.53 33.50 38.66 39.99 43.53 47.24 51.16 55.27 59.58 64.45 69.61 75.07 80.86 56 5.80 6.31 6.88 7.49 8.20 9.01 9.94 10.98 12.17 13.50 14.98 16.63 18.49 20.51 22.72 25.14 27.74 30.53 33.50 38.66 39.99 43.53 47.24 51.16 55.27 59.58 64.45 69.61 72.39 77.97 84.83 57 6.31 6.86 7.49 8.20 9.01 9.94 10.98 12.17 13.50 14.98 16.63 18.49 20.51 22.72 25.14 27.74 30.53 33.50 38.66 39.99 43.53 47.24 51.16 55.27 59.58 64.45 69.61 75.07 77.97 84.83 92.42 58 6.86 7.49 8.20 9.01 9.94 10.98 12.17 13.50 14.98 16.63 18.49 20.51 22.72 25.14 27.74 30.53 33.50 38.66 39.99 43.53 47.24 51.16 55.27 59.58 64.45 69.61 75.07 80.86 84.83 92.42 100.83 59 7.49 8.20 9.01 9.94 10.98 12.17 13.50 14.98 16.83 18.49 2 0.51 22.72 25.14 27.74 30.53 33.50 38.66 39.99 43.53 47.24 51.16 55.27 59.58 64.45 69.61 75.07 80.86 87.97 92.42 100.83 110.32 60 8.20 9.01 9.94 10.98 12.17 13.50 14.98 16.83 18.49 20.51 22.72 25.14 27.74 30.53 33.50 38.66 39.99 43.53 47.24 51.16 55.27 59.58 64.45 69.61 75.07 80.86 87.97 95.84 100.83 110.32 120.94

Reinsurer Conversion Rates – Male Smoker ANB Original Issue Age Cur Our 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 61 8.69 9.59 10.59 11.73 13.01 14.45 16.04 17.83 19.78 21.91 24.24 26.75 29.44 32.30 35.35 38.56 41.97 45.56 49.33 53.30 57.46 62.15 67.12 72.39 77.97 84.83 92.42 100.83 110.32 120.94 132.04 62 9.59 10.59 11.73 13.01 14.45 16.04 17.83 19.78 21.91 24.24 26.75 29.44 32.30 35.35 38.56 41.97 45.56 49.33 53.30 57.46 62.15 67.12 72.39 77.97 84.83 92.42 100.83 110.32 120.94 132.04 144.89 63 10.59 11.73 13.01 14.45 16.04 17.83 19.78 21.91 24.24 26.75 29.44 32.30 35.35 38.56 41.97 45.56 49.33 53.30 57.46 62.15 67.12 72.39 77.97 84.83 92.42 100.83 110.32 120.94 132.04 144.89 157.99 64 11.73 13.01 14.45 16.04 17.83 19.78 21.91 24.24 26.75 29.44 32.30 35.35 38.56 41.97 45.56 49.33 53.30 57.46 62.15 67.12 72.39 77.97 84.83 92.42 100.83 110.32 120.94 132.04 144.89 157.99 171.53 65 13.01 14.45 16.04 17.83 19.78 21.91 24.24 26.75 29.44 32.30 35.35 38.56 41.97 45.56 49.33 53.30 57.46 62.15 67.12 72.39 77.97 84.83 92.42 100.83 110.32 120.94 132.04 144.89 157.99 171.53 183.98 66 14.45 16.04 17.83 19.78 21.91 24.24 26.75 29.44 32.30 35.35 38.56 41.97 45.56 49.33 53.30 57.46 62.15 67.12 72.39 77.97 84.83 92.42 100.83 110.32 120.94 132.04 144.89 157.99 177.88 190.60 201.44 67 16.04 17.83 19.78 21.91 24.24 26.75 29.44 32.30 35.35 38.56 41.97 45.56 49.33 53.30 57.46 62.15 67.12 72.39 77.97 84.83 92.42 100.83 110.32 120.94 132.04 144.89 157.99 171.53 190.60 201.44 212.91 68 17.83 19.78 21.91 24.24 26.75 29.44 32.30 35.35 38.56 41.97 45.56 49.33 53.30 57.46 62.15 67.12 72.39 77.97 84.83 92.42 100.83 110.32 120.94 132.04 144.89 157.99 171.53 183.98 201.44 212.91 223.64 69 19.78 21.91 24.24 26.75 29.44 32.30 35.35 38.56 41.97 45.56 49.33 53.30 57.46 62.15 67.12 72.39 77.97 84.83 92.42 100.83 110.32 120.94 132.04 144.89 157.99 117.53 183.98 194.24 212.91 223.64 236.48 70 21.91 24.24 26.75 29.44 32.30 35.35 38.56 41.97 45.56 49.33 53.30 57.46 62.15 67.12 72.39 77.97 84.83 92.42 100.83 110.32 120.94 132.04 144.89 157.99 171.53 183.98 194.24 205.30 223.64 236.48 250.78 71 25.14 27.74 30.53 33.50 36.66 39.99 43.53 47.24 51.16 55.27 59.58 64.45 69.61 75.07 80.86 87.97 95.84 104.57 114.41 125.42 136.93 150.26 163.84 177.88 190.80 201.44 212.91 223.64 253.37 288.70 283.02 72 27.74 30.53 33.50 36.66 39.99 43.53 47.24 51.16 55.27 59.58 64.45 69.61 75.07 80.86 87.97 95.84 104.57 114.41 125.42 136.93 150.26 163.84 177.88 190.80 201.44 212.91 223.64 236.48 268.70 283.02 294.99 73 30.53 33.50 36.66 39.99 43.53 47.24 51.16 55.27 59.58 64.45 69.61 75.07 80.86 87.97 95.84 104.57 114.41 125.42 136.93 150.26 163.84 177.88 190.80 201.44 212.91 223.64 236.48 250.78 283.02 294.99 304.26 74 33.50 36.66 39.99 43.53 47.24 51.16 55.27 59.58 64.45 69.61 75.07 80.86 87.97 95.84 104.57 114.41 125.42 136.93 150.26 163.84 177.88 190.80 201.44 212.91 223.64 236.48 250.78 264.15 294.99 304.26 310.04 75 36.66 39.99 43.53 47.24 51.16 55.27 59.58 64.45 69.61 75.07 80.86 87.97 95.84 104.57 114.41 125.42 136.93 150.26 163.84 177.88 190.80 201.44 212.91 223.64 236.48 250.78 264.15 275.32 304.26 310.04 312.23 76 42.85 46.64 50.62 54.81 59.22 63.84 69.05 74.58 80.43 86.63 94.25 102.69 112.04 122.58 134.38 146.72 160.99 175.55 190.59 204.43 215.83 228.11 239.61 253.37 268.70 283.02 294.99 304.26 361.72 364.27 367.88 77 46.64 50.62 54.81 59.22 63.84 69.05 74.58 80.43 86.63 94.25 102.69 112.04 122.58 134.38 146.72 160.99 175.55 190.59 204.43 215.83 228.11 239.61 253.37 268.70 283.02 294.99 304.26 310.04 364.27 367.88 373.54 78 50.62 54.81 59.22 63.84 69.05 74.58 80.43 86.63 94.25 102.69 112.04 122.58 134.38 146.72 160.99 175.55 190.59 204.43 215.83 228.11 239.61 253.37 268.70 283.02 294.99 304.26 310.04 312.23 367.88 373.54 382.52 79 54.81 59.22 63.84 69.05 74.58 80.43 86.63 94.25 102.69 112.04 122.58 134.38 146.72 160.99 175.55 190.59 204.43 215.83 228.11 239.61 253.37 268.70 283.02 294.99 304.26 310.04 312.23 315.15 373.54 382.52 387.30 80 59.22 63.84 69.05 74.58 80.43 86.63 94.25 102.69 112.04 122.58 134.38 146.72 160.99 175.55 190.59 204.43 215.83 228.11 239.61 253.37 268.70 283.02 294.99 304.26 310.04 312.23 315.15 320.18 382.52 387.30 391.06 81 74.48 80.56 87.01 93.84 101.07 109.96 119.81 130.71 143.01 156.77 171.17 187.82 204.80 222.36 236.50 251.80 266.13 279.55 295.60 313.48 330.19 344.16 354.97 361.72 364.27 367.68 373.54 382.52 450.00 450.00 450.00 82 80.56 87.01 93.84 101.07 109.96 119.81 130.71 143.01 156.77 171.17 187.82 204.80 222.36 236.50 251.80 266.13 279.55 295.60 313.48 330.19 344.16 354.97 361.72 364.27 367.68 373.54 382.52 387.30 450.00 450.00 450.00 83 87.01 93.84 101.07 109.96 119.81 130.71 143.01 156.77 171.17 187.82 204.80 222.36 236.50 251.80 266.13 279.55 295.60 313.48 330.19 344.16 354.97 361.72 364.27 367.68 373.54 382.52 387.30 391.06 450.00 450.00 450.00 84 93.84 101.07 109.96 119.81 130.71 143.01 156.77 171.17 187.82 204.80 222.36 236.50 251.80 266.13 278.55 295.60 313.48 330.19 344.16 354.97 361.72 364.27 367.68 373.54 382.52 387.30 391.06 393.75 450.00 450.00 450.00 85 101.07 109.96 119.81 130.71 143.01 156.77 171.17 187.82 204.80 222.36 236.50 251.80 266.13 278.55 296.60 313.48 330.19 344.16 354.97 361.72 364.27 367.68 373.54 382.52 387.30 391.06 393.75 393.75 450.00 450.00 450.00 86 131.95 143.77 156.85 171.61 188.13 205.40 225.38 245.76 266.83 286.20 302.16 319.38 335.45 354.72 376.17 396.23 412.99 425.96 434.06 437.13 441.21 448.25 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 87 143.77 156.85 171.61 188.13 205.40 225.38 245.76 266.83 286.20 302.16 319.36 335.45 354.72 376.17 396.23 412.99 425.96 434.06 437.13 441.21 448.25 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 88 156.85 171.61 188.13 205.40 225.38 245.76 266.83 286.20 302.16 319.36 335.45 354.72 376.17 396.23 412.99 425.96 434.06 437.13 441.21 448.25 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 89 171.61 188.13 205.40 225.38 245.76 266.83 286.20 302.86 319.36 335.45 354.72 376.17 396.23 412.99 425.96 434.06 437.13 441.21 448.25 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 90 188.13 205.40 225.38 245.76 266.83 286.20 302.16 319.36 335.45 354.72 376.17 396.23 412.99 425.96 434.06 437.13 441.21 448.25 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 91 215.18 238.12 257.47 279.53 299.83 316.55 334.57 351.43 371.61 394.09 415.10 432.65 446.25 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 92 238.12 257.47 279.53 299.83 316.55 334.57 351.43 371.61 394.09 415.10 432.65 446.25 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 93 257.47 279.53 299.83 316.55 334.57 351.43 371.61 394.09 415.10 432.65 446.25 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 94 279.53 299.83 316.55 334.57 351.43 371.61 394.09 415.10 432.65 446.25 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 95 299.83 316.55 334.57 351.43 371.61 394.09 415.10 432.65 446.25 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 96 287.77 304.15 319.48 337.83 358.26 377.36 393.32 405.68 413.39 416.31 420.20 426.90 437.16 442.63 446.92 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 97 304.15 319.48 337.83 358.26 377.36 393.32 405.68 413.39 416.31 420.20 426.90 437.16 442.63 446.92 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 98 319.48 337.83 358.26 377.36 393.32 405.68 413.39 416.31 420.20 426.90 437.16 442.63 446.92 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 99 337.83 358.26 377.36 393.32 405.68 413.39 416.31 420.20 426.90 437.16 442.63 446.92 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 100 358.26 377.36 393.32 405.68 413.39 416.31 420.20 426.90 437.16 442.83 446.92 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 460.00 450.00 450.00 101 377.36 393.32 405.68 413.39 418.31 420.20 426.90 437.16 442.63 446.92 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 102 393.32 406.68 413.39 416.31 420.20 426.90 437.16 442.63 446.92 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 103 405.68 413.39 416.31 420.20 426.90 437.16 442.63 446.92 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 104 413.39 416.31 420.20 426.90 437.16 442.63 446.92 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 105 416.31 420.20 426.90 437.16 442.63 446.92 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 106 420.20 426.90 437.16 442.63 446.92 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 107 426.90 437.16 442.63 446.92 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 108 437.16 442.63 446.92 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 109 442.63 446.92 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 110 446.92 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 111 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 112 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 113 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 114 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 115 450.00 450.00 450.00 450.00 450.00 450.00 450.00 116 450.00 450.00 450.00 450.00 450.00 450.00 117 450.00 450.00 450.00 450.00 450.00 118 450.00 450.00 450.00 450.00 119 450.00 450.00 450.00 120 450.00 450.00 121 450.00

Reinsurer Conversion Rates -- Male Smoker ANB Original Issue Age Cur Dur 31 32 33 34 35 36 37 38 39 40 41 42 43 44 45 46 47 48 49 50 51 52 53 54 55 56 57 58 59 60 1 0.35 0.38 0.42 0.45 0.50 0.58 0.62 0.69 0.78 0.83 0.88 0.94 0.88 0.95 1.06 1.06 1.18 1.18 1.30 1.41 1.56 1.73 1.86 2.09 2.31 2.57 2.85 3.14 3.47 3.82 2 0.51 0.58 0.63 0.68 0.76 0.62 0.90 0.98 1.08 1.14 1.22 1.30 1.27 1.37 1.49 1.85 1.81 1.90 2.07 2.30 2.53 2.82 2.99 3.30 3.81 3.98 4.38 4.78 5.28 5.75 3 0.62 0.87 0.75 0.83 0.88 0.95 1.02 1.13 1.21 1.31 1.45 1.58 1.58 1.73 1.91 2.12 2.37 2.47 2.73 3.02 3.34 3.66 3.93 4.31 4.71 5.17 5.68 6.22 8.83 7.48 4 0.88 0.72 0.83 0.88 0.95 1.02 1.10 1.23 1.35 1.49 1.65 1.84 1.85 2.07 2.28 2.56 2.84 2.97 3.30 3.63 4.02 4.44 4.74 5.21 5.73 6.29 6.91 7.58 8.32 9.13 5 0.72 0.79 0.88 0.95 1.02 1.10 1.20 1.35 1.49 1.67 1.88 2.11 2.13 2.38 2.66 2.97 3.29 3.44 3.83 4.23 4.88 5.17 5.54 6.09 6.70 7.38 8.13 8.92 9.78 10.73 6 0.98 1.04 1.12 1.21 1.30 1.41 1.55 1.62 1.82 2.05 2.29 2.80 2.52 2.80 3.12 3.48 3.88 4.19 4.64 5.16 5.71 6.30 6.76 7.44 8.21 9.01 9.91 11.51 12.64 13.88 7 1.17 1.28 1.34 1.44 1.57 1.76 1.94 1.99 2.23 2.52 2.64 3.19 3.11 3.48 3.87 4.33 4.80 5.33 5.90 6.53 7.22 7.97 8.57 9.45 10.38 11.44 12.59 14.52 15.92 17.50 8 1.24 1.35 1.36 1.60 1.69 1.89 2.13 2.18 2.44 2.75 3.10 3.45 3.50 3.90 4.34 4.85 5.35 5.93 6.57 7.23 8.00 8.79 9.71 10.66 11.75 12.91 14.17 15.96 17.52 19.19 9 1.43 1.56 1.58 1.72 1.94 2.17 2.41 2.47 2.76 3.09 3.44 3.82 3.95 4.40 4.85 5.40 5.97 6.56 7.25 7.98 8.79 9.66 11.18 12.26 13.60 14.80 16.26 17.84 19.57 21.48 10 1.60 1.76 1.83 2.01 2.24 2.60 2.79 2.91 3.23 3.59 3.98 4.41 4.54 5.03 5.55 6.10 6.74 7.42 8.16 8.96 9.84 10.80 12.77 14.00 15.39 16.88 18.52 20.32 22.30 24.47 11 2.13 2.35 2.48 2.71 3.00 3.33 3.69 3.77 4.16 4.81 5.11 5.64 5.96 6.57 7.24 7.94 8.72 9.57 10.61 11.52 12.63 13.84 17.26 18.93 20.74 22.78 25.01 26.93 29.56 32.47 12 2.21 2.41 2.50 2.75 3.04 3.34 3.73 3.82 4.21 4.88 5.14 5.67 5.93 6.51 7.13 7.82 8.55 9.87 10.80 11.84 12.97 14.21 17.47 19.17 21.03 23.13 26.43 27.37 30.11 33.09 13 2.33 2.57 2.62 2.90 3.19 3.53 3.90 3.98 4.37 4.82 5.31 5.62 6.06 6.62 7.25 7.96 8.70 10.29 11.26 12.34 13.52 14.81 18.36 20.17 22.20 24.45 26.94 28.98 31.94 35.15 14 2.56 2.80 2.79 3.06 3.37 3.73 4.11 4.18 4.58 5.05 5.54 6.07 6.26 6.85 7.51 8.22 8.97 10.97 12.03 13.18 14.44 15.86 19.29 21.25 23.44 25.85 28.63 30.73 33.88 37.30 15 2.84 3.10 2.93 3.22 3.66 3.90 4.30 4.48 4.91 5.38 5.90 6.44 6.65 7.29 7.96 8.70 9.53 12.03 13.18 14.44 15.87 17.50 20.84 22.99 25.42 28.09 31.03 32.58 35.93 39.58 16 3.13 3.43 3.24 3.58 3.90 4.30 4.72 4.91 5.38 5.90 6.44 7.05 7.96 8.70 9.50 10.40 11.39 13.87 15.21 16.76 16.48 20.43 23.15 25.63 28.38 31.39 34.69 36.42 40.11 44.09 17 3.3 3.62 3.48 3.82 4.21 4.80 6.05 5.23 5.73 6.26 6.85 7.51 8.70 9.50 10.40 11.39 12.48 16.26 16.63 18.62 20.59 22.82 25.30 28.04 31.03 34.33 37.90 38.65 42.48 46.57 18 3.68 4.01 3.85 4.22 4.83 6.08 5.54 5.73 6.26 6.85 7.51 8.22 9.50 10.40 11.43 12.50 13.82 18.96 18.78 20.84 23.11 25.88 28.45 31.53 34.66 38.54 42.46 43.18 47.32 51.74 19 4.08 4.45 4.28 4.67 5.10 5.57 6.08 6.26 6.85 7.51 8.22 8.97 10.4 11.43 12.61 13.94 15.44 19.03 21.13 23.47 26.08 28.95 32.11 35.56 39.27 43.24 47.54 48.15 52.60 57.31 20 4.54 4.94 4.73 5.16 5.61 6.10 6.68 6.86 7.51 8.22 8.98 9.88 11.53 12.73 14.10 15.84 17.40 21.51 23.93 26.59 29.57 32.80 36.32 40.09 44.15 46.46 53.06 53.58 58.31 63.29 21 5.05 5.48 5.51 5.99 6.52 7.09 7.70 8.20 8.97 9.88 10.85 11.98 14.59 16.31 18.14 20.18 22.51 25.06 27.91 31.02 34.41 38.09 41.03 45.17 49.53 54.18 59.09 61.05 66.17 71.58 22 5.48 5.91 5.94 6.43 6.98 7.59 8.30 9.34 10.26 11.3 12.51 13.87 16.23 18.09 20.16 22.50 25.07 27.23 30.28 33.62 37.19 41.04 43.96 46.19 52.67 57.39 62.33 67.51 72.95 79.02 23 8.08 6.58 6.59 7.12 7.75 8.47 9.28 10.49 11.55 12.81 14.22 15.82 18.58 20.72 23.13 25.82 28.75 31.18 34.57 38.24 42.16 46.35 49.48 54.01 58.77 63.77 69.04 74.55 80.68 87.13 24 6.79 7.34 7.34 7.98 8.72 9.55 10.50 11.91 13.21 14.67 16.33 18.21 21.40 23.91 26.65 29.69 32.99 35.68 39.42 43.44 47.71 52.19 55.50 60.35 65.44 70.77 76.35 82.58 68.19 96.15 25 7.73 8.38 8.42 9.20 10.08 11.09 12.24 13.91 15.45 17.16 19.12 21.32 24.99 27.84 30.94 34.33 37.98 40.84 44.95 49.29 53.86 58.71 52.15 67.33 72.79 78.49 84.88 91.67 98.81 106.36 26 8.11 8.82 9.63 10.54 11.58 12.78 14.12 16.51 18.32 20.33 22.57 25.09 27.84 30.84 34.11 37.85 41.43 45.46 49.75 54.27 59.07 64.12 67.60 73.04 78.74 85.16 91.98 99.20 106.85 116.24 27 8.82 9.83 10.54 11.58 12.78 14.12 15.64 18.32 20.33 22.57 25.09 27.84 30.84 34.11 37.65 41.43 45.46 49.75 54.27 59.07 64.12 89.43 73.04 76.74 85.16 91.98 99.20 106.85 116.24 126.65 28 9.83 10.54 11.58 12.78 14.12 15.64 17.35 20.33 22.57 26.09 27.84 30.84 34.11 37.65 41.43 45.46 49.75 54.27 59.07 54.12 69.43 75.01 78.74 85.16 81.88 99.20 106.85 116.24 126.65 138.18 29 10.54 11.58 12.78 14.12 15.64 17.35 19.26 22.57 25.09 27.64 30.84 34.11 37.65 41.43 45.46 49.75 54.27 59.07 64.12 69.43 75.01 80.86 85.16 91.98 99.20 106.85 116.24 126.65 138.18 151.18 30 11.58 12.78 14.12 15.64 17.35 19.26 21.38 25.09 27.84 30.64 34.11 37.65 41.43 45.46 49.75 54.27 59.07 64.12 69.43 75.01 80.86 87.47 91.98 99.20 106.85 116.24 126.65 138.18 151.18 186.73 31 12.07 13.34 16.08 17.83 19.80 21.98 24.43 27.10 30.03 33.22 38.88 40.34 43.07 47.13 51.42 55.98 60.74 65.77 71.08 76.61 82.88 89.50 93.84 101.07 109.96 119.81 130.71 143.01 156.77 171.17 32 13.34 14.77 17.83 19.80 21.98 24.43 27.10 30.03 33.22 38.68 40.34 44.28 47.13 61.42 55.98 60.74 65.77 71.08 76.61 82.88 89.50 96.52 101.07 109.96 119.81 130.71 143.01 156.77 171.17 187.82 33 14.77 15.39 19.80 21.98 24.43 27.10 30.03 33.22 38.68 40.34 44.28 48.44 51.42 55.96 60.74 65.77 71.06 78.81 82.88 89.50 95.52 103.98 109.96 119.81 130.71 143.01 156.77 171.17 187.82 204.80 34 18.39 18.19 21.98 24.43 27.10 30.03 33.22 38.68 40.34 44.26 48.44 52.85 55.98 60.74 65.77 71.06 76.61 82.86 89.50 98.52 103.96 113.10 119.81 130.71 143.01 156.77 171.17 187.82 204.80 222.36 35 18.19 20.20 24.43 27.10 30.03 33.22 38.88 40.34 44.26 48.44 52.85 57.52 60.74 65.77 71.06 78.81 82.88 89.50 98.52 103.96 113.10 123.23 130.71 143.01 156.77 171.17 187.82 204.80 222.38 238.50 36 20.20 22.46 24.91 27.59 30.52 33.69 37.07 40.67 44.51 48.56 52.65 87.37 62.12 67.12 72.35 78.26 84.52 88.47 95.30 103.68 112.96 123.24 134.64 147.82 161.39 177.09 193.10 216.00 231.68 244.60 37 22.45 24.91 27.59 30.52 33.69 37.07 40.67 44.51 48.56 52.85 57.37 62.12 67.12 72.35 78.28 84.52 91.15 95.30 103.68 112.96 123.24 134.84 147.82 161.39 177.09 193.10 209.65 231.68 244.60 258.53 38 24.91 27.59 30.52 33.69 37.07 40.67 44.51 48.56 52.85 57.37 62.12 67.12 72.36 78.28 84.52 91.15 98.18 103.68 112.96 123.24 134.84 147.82 161.39 177.09 193.10 209.85 224.87 244.60 268.53 271.56 39 27.59 30.52 33.69 37.07 40.67 44.51 48.56 52.85 57.37 62.12 67.12 72.36 76.26 84.52 91.15 98.18 106.82 112.96 123.24 134.84 147.82 161.39 177.09 193.10 209.65 224.87 237.41 258.53 271.56 287.16 40 30.52 33.69 37.07 40.67 44.51 48.56 52.85 57.37 62.12 67.12 72.35 76.26 84.52 91.15 98.18 106.82 116.38 123.24 134.84 147.62 161.39 177.09 193.10 209.66 224.87 237.41 260.92 271.56 287.16 304.52 41 31.70 34.89 37.08 40.59 44.28 48.19 52.30 56.64 61.19 65.97 71.35 77.07 80.43 98.63 94.25 102.69 112.04 122.58 134.38 146.72 160.99 175.55 196.94 211.24 223.02 235.42 247.60 287.16 304.52 320.76 42 34.89 38.28 40.59 44.28 48.19 52.30 56.64 61.19 65.97 71.35 77.07 83.11 86.63 94.25 102.69 112.04 122.58 134.38 146.72 160.99 175.55 190.59 211.24 223.02 235.72 247.60 261.82 304.52 320.78 334.32 43 38.28 41.90 44.28 48.19 52.30 56.64 61.19 65.97 71.35 77.07 83.11 89.52 94.25 102.69 112.04 122.58 134.38 146.72 160.99 175.55 190.59 204.43 223.02 235.72 247.60 261.82 277.85 320.76 334.32 344.83 44 41.90 45.70 48.19 52.30 56.64 61.19 65.97 71.35 77.07 83.11 89.52 97.39 102.69 112.04 122.58 134.38 146.72 160.99 175.55 190.59 204.43 215.83 235.72 247.60 261.82 277.65 292.45 334.32 344.83 351.38 45 45.70 49.74 52.30 58.84 61.19 65.97 71.35 77.07 83.11 89.52 97.39 106.11 112.04 122.58 134.38 146.72 160.99 175.55 190.59 204.43 215.83 228.11 247.60 261.62 277.65 292.45 304.82 344.83 351.38 353.86 46 45.08 48.93 52.98 57.25 61.71 68.75 72.09 75.07 80.86 87.97 95.84 104.57 114.41 125.42 138.93 150.26 163.84 184.24 197.61 208.83 220.51 231.62 270.26 288.61 301.89 314.66 324.54 382.39 385.09 388.69 47 48.93 52.98 57.25 61.71 68.75 72.09 77.75 80.86 87.97 95.84 104.57 114.41 125.42 138.93 150.26 163.84 177.88 197.61 208.63 220.51 231.62 244.93 286.61 301.89 314.66 324.54 330.71 385.09 388.69 394.88 48 52.98 57.25 61.71 68.76 72.09 77.75 83.74 87.97 95.84 104.57 114.41 125.42 138.93 150.26 163.64 177.88 190.80 208.63 220.61 231.62 244.93 259.74 301.89 314.66 324.54 330.71 333.05 388.69 394.88 404.37 49 57.25 61.71 68.75 72.09 77.75 83.74 91.11 95.84 104.57 114.41 125.42 136.93 150.26 163.64 177.88 190.8 201.44 220.51 231.62 244.93 259.74 273.59 314.66 324.54 330.71 333.05 336.16 394.88 404.37 409.43 50 61.71 66.75 72.09 77.75 83.74 91.11 99.27 104.57 114.41 125.42 136.93 150.26 163.84 177.88 190.80 201.44 212.91 231.62 244.93 259.74 273.59 285.16 324.54 330.71 333.05 336.16 341.52 404.37 409.43 413.40 51 64.45 89.61 75.07 80.86 87.97 95.84 104.57 110.32 120.94 132.04 144.89 157.99 177.88 190.80 201.44 212.91 223.64 261.62 277.65 292.45 304.82 314.40 372.05 374.68 378.18 384.21 393.44 450.00 450.00 450.00 52 69.61 75.07 80.88 87.97 95.84 104.57 114.41 120.94 132.04 144.89 157.99 171.53 190.80 201.44 212.91 223.64 236.48 277.65 292.45 304.82 314.40 320.38 374.66 378.18 384.21 398.44 398.37 450.00 450.00 450.00 53 78.07 80.96 87.97 95.84 104.57 114.41 125.42 132.04 144.89 157.99 171.53 183.98 201.44 212.91 223.64 236.48 250.78 292.45 304.82 314.40 320.38 322.64 378.18 384.21 393.44 396.37 402. 23 450.00 450.00 450.00 54 80.86 87.97 95.84 104.57 114.41 125.42 136.93 144.89 157.99 171.53 183.98 194.24 212.91 223.64 236.48 250.78 284.15 304.82 314.40 320.38 322.64 325.66 384.21 393.44 398.37 402.23 405.00 450.00 450.00 450.00 55 67.97 95.84 104.57 114.41 125.42 136.93 150.26 157.99 171.53 183.98 194.24 205.30 223.64 236.48 250.78 284.15 275.32 314.40 361.72 364.27 325.66 330.85 393.44 396.37 402.23 405.00 405.00 450.00 450.00 450.00 56 92.42 100.93 110.32 120.94 132.04 144.89 157.99 177.88 190.80 201.44 212.91 223.64 253.37 268.70 283.02 294.99 304.26 381.72 364.27 387.68 373.54 382.52 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 57 100.83 110.32 120.94 132.04 144.89 157.99 171.53 190.80 201.44 212.91 223.64 236.46 268.7 283.02 294.99 304.26 310.04 364.27 387.68 373.54 382.52 387.30 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 58 110.32 120.94 132.04 144.89 157.99 171.53 183.98 201.44 212.91 223.64 236.46 250.78 283.02 294.99 304.26 310.04 312.23 387.68 373.54 382.52 387.30 391.06 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 59 120.94 132.04 144.89 157.99 171.53 183.98 194.24 212.91 223.64 236.48 250.78 264.15 294.99 304.26 310.04 312.23 316.15 373.54 382.52 387.30 391.06 393.75 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 60 132.04 144.89 157.99 171.53 183.98 194.24 205.3 223.64 238.48 250.78 264.15 275.32 304.26 310.04 312.23 315.15 320.18 382.52 387.30 391.06 393.75 393.75 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00

Reinsurer Conversion Rates -- Male Smoker ANB Original Issue Age Cur Dur 31 32 33 34 35 36 37 38 39 40 41 42 43 44 45 46 47 48 49 50 51 52 53 54 55 56 57 58 59 60 1 0.35 0.38 0.42 0.45 0.50 0.58 0.62 0.69 0.78 0.83 0.88 0.94 0.88 0.95 1.06 1.06 1.18 1.18 1.30 1.41 1.56 1.73 1.86 2.09 2.31 2.57 2.85 3.14 3.47 3.82 2 0.51 0.58 0.63 0.68 0.76 0.62 0.90 0.98 1.08 1.14 1.22 1.30 1.27 1.37 1.49 1.85 1.81 1.90 2.07 2.30 2.53 2.82 2.99 3.30 3.81 3.98 4.38 4.78 5.28 5.75 3 0.62 0.87 0.75 0.83 0.88 0.95 1.02 1.13 1.21 1.31 1.45 1.58 1.58 1.73 1.91 2.12 2.37 2.47 2.73 3.02 3.34 3.66 3.93 4.31 4.71 5.17 5.68 6.22 8.83 7.48 4 0.88 0.72 0.83 0.88 0.95 1.02 1.10 1.23 1.35 1.49 1.65 1.84 1.85 2.07 2.28 2.56 2.84 2.97 3.30 3.63 4.02 4.44 4.74 5.21 5.73 6.29 6.91 7.58 8.32 9.13 5 0.72 0.79 0.88 0.95 1.02 1.10 1.20 1.35 1.49 1.67 1.88 2.11 2.13 2.38 2.66 2.97 3.29 3.44 3.83 4.23 4.88 5.17 5.54 6.09 6.70 7.38 8.13 8.92 9.78 10.73 6 0.98 1.04 1.12 1.21 1.30 1.41 1.55 1.62 1.82 2.05 2.29 2.80 2.52 2.80 3.12 3.48 3.88 4.19 4.64 5.16 5.71 6.30 6.76 7.44 8.21 9.01 9.91 11.51 12.64 13.88 7 1.17 1.28 1.34 1.44 1.57 1.76 1.94 1.99 2.23 2.52 2.64 3.19 3.11 3.48 3.87 4.33 4.80 5.33 5.90 6.53 7.22 7.97 8.57 9.45 10.38 11.44 12.59 14.52 15.92 17.50 8 1.24 1.35 1.36 1.60 1.69 1.89 2.13 2.18 2.44 2.75 3.10 3.45 3.50 3.90 4.34 4.85 5.35 5.93 6.57 7.23 8.00 8.79 9.71 10.66 11.75 12.91 14.17 15.96 17.52 19.19 9 1.43 1.56 1.58 1.72 1.94 2.17 2.41 2.47 2.76 3.09 3.44 3.82 3.95 4.40 4.85 5.40 5.97 6.56 7.25 7.98 8.79 9.66 11.18 12.26 13.60 14.80 16.26 17.84 19.57 21.48 10 1.60 1.76 1.83 2.01 2.24 2.60 2.79 2.91 3.23 3.59 3.98 4.41 4.54 5.03 5.55 6.10 6.74 7.42 8.16 8.96 9.84 10.80 12.77 14.00 15.39 16.88 18.52 20.32 22.30 24.47 11 2.13 2.35 2.48 2.71 3.00 3.33 3.69 3.77 4.16 4.81 5.11 5.64 5.96 6.57 7.24 7.94 8.72 9.57 10.61 11.52 12.63 13.84 17.26 18.93 20.74 22.78 25.01 26.93 29.56 32.47 12 2.21 2.41 2.50 2.75 3.04 3.34 3.73 3.82 4.21 4.88 5.14 5.67 5.93 6.51 7.13 7.82 8.55 9.87 10.80 11.84 12.97 14.21 17.47 19.17 21.03 23.13 26.43 27.37 30.11 33.09 13 2.33 2.57 2.62 2.90 3.19 3.53 3.90 3.98 4.37 4.82 5.31 5.62 6.06 6.62 7.25 7.96 8.70 10.29 11.26 12.34 13.52 14.81 18.36 20.17 22.20 24.45 26.94 28.98 31.94 35.15 14 2.56 2.80 2.79 3.06 3.37 3.73 4.11 4.18 4.58 5.05 5.54 6.07 6.26 6.85 7.51 8.22 8.97 10.97 12.03 13.18 14.44 15.86 19.29 21.25 23.44 25.85 28.63 30.73 33.88 37.30 15 2.84 3.10 2.93 3.22 3.66 3.90 4.30 4.48 4.91 5.38 5.90 6.44 6.65 7.29 7.96 8.70 9.53 12.03 13.18 14.44 15.87 17.50 20.84 22.99 25.42 28.09 31.03 32.58 35.93 39.58 16 3.13 3.43 3.24 3.58 3.90 4.30 4.72 4.91 5.38 5.90 6.44 7.05 7.96 8.70 9.50 10.40 11.39 13.87 15.21 16.76 16.48 20.43 23.15 25.63 28.38 31.39 34.69 36.42 40.11 44.09 17 3.3 3.62 3.48 3.82 4.21 4.80 6.05 5.23 5.73 6.26 6.85 7.51 8.70 9.50 10.40 11.39 12.48 16.26 16.63 18.62 20.59 22.82 25.30 28.04 31.03 34.33 37.90 38.65 42.48 46.57 18 3.68 4.01 3.85 4.22 4.83 6.08 5.54 5.73 6.26 6.85 7.51 8.22 9.50 10.40 11.43 12.50 13.82 18.96 18.78 20.84 23.11 25.88 28.45 31.53 34.66 38.54 42.46 43.18 47.32 51.74 19 4.08 4.45 4.28 4.67 5.10 5.57 6.08 6.26 6.85 7.51 8.22 8.97 10.4 11.43 12.61 13.94 15.44 19.03 21.13 23.47 26.08 28.95 32.11 35.56 39.27 43.24 47.54 48.15 52.60 57.31 20 4.54 4.94 4.73 5.16 5.61 6.10 6.68 6.86 7.51 8.22 8.98 9.88 11.53 12.73 14.10 15.84 17.40 21.51 23.93 26.59 29.57 32.80 36.32 40.09 44.15 46.46 53.06 53.58 58.31 63.29 21 5.05 5.48 5.51 5.99 6.52 7.09 7.70 8.20 8.97 9.88 10.85 11.98 14.59 16.31 18.14 20.18 22.51 25.06 27.91 31.02 34.41 38.09 41.03 45.17 49.53 54.18 59.09 61.05 66.17 71.58 22 5.48 5.91 5.94 6.43 6.98 7.59 8.30 9.34 10.26 11.3 12.51 13.87 16.23 18.09 20.16 22.50 25.07 27.23 30.28 33.62 37.19 41.04 43.96 46.19 52.67 57.39 62.33 67.51 72.95 79.02 23 8.08 6.58 6.59 7.12 7.75 8.47 9.28 10.49 11.55 12.81 14.22 15.82 18.58 20.72 23.13 25.82 28.75 31.18 34.57 38.24 42.16 46.35 49.48 54.01 58.77 63.77 69.04 74.55 80.68 87.13 24 6.79 7.34 7.34 7.98 8.72 9.55 10.50 11.91 13.21 14.67 16.33 18.21 21.40 23.91 26.65 29.69 32.99 35.68 39.42 43.44 47.71 52.19 55.50 60.35 65.44 70.77 76.35 82.58 68.19 96.15 25 7.73 8.38 8.42 9.20 10.08 11.09 12.24 13.91 15.45 17.16 19.12 21.32 24.99 27.84 30.94 34.33 37.98 40.84 44.95 49.29 53.86 58.71 52.15 67.33 72.79 78.49 84.88 91.67 98.81 106.36 26 8.11 8.82 9.63 10.54 11.58 12.78 14.12 16.51 18.32 20.33 22.57 25.09 27.84 30.84 34.11 37.85 41.43 45.46 49.75 54.27 59.07 64.12 67.60 73.04 78.74 85.16 91.98 99.20 106.85 116.24 27 8.82 9.83 10.54 11.58 12.78 14.12 15.64 18.32 20.33 22.57 25.09 27.84 30.84 34.11 37.65 41.43 45.46 49.75 54.27 59.07 64.12 89.43 73.04 76.74 85.16 91.98 99.20 106.85 116.24 126.65 28 9.83 10.54 11.58 12.78 14.12 15.64 17.35 20.33 22.57 26.09 27.84 30.84 34.11 37.65 41.43 45.46 49.75 54.27 59.07 54.12 69.43 75.01 78.74 85.16 81.88 99.20 106.85 116.24 126.65 138.18 29 10.54 11.58 12.78 14.12 15.64 17.35 19.26 22.57 25.09 27.64 30.84 34.11 37.65 41.43 45.46 49.75 54.27 59.07 64.12 69.43 75.01 80.86 85.16 91.98 99.20 106.85 116.24 126.65 138.18 151.18 30 11.58 12.78 14.12 15.64 17.35 19.26 21.38 25.09 27.84 30.64 34.11 37.65 41.43 45.46 49.75 54.27 59.07 64.12 69.43 75.01 80.86 87.47 91.98 99.20 106.85 116.24 126.65 138.18 151.18 186.73 31 12.07 13.34 16.08 17.83 19.80 21.98 24.43 27.10 30.03 33.22 38.88 40.34 43.07 47.13 51.42 55.98 60.74 65.77 71.08 76.61 82.88 89.50 93.84 101.07 109.96 119.81 130.71 143.01 156.77 171.17 32 13.34 14.77 17.83 19.80 21.98 24.43 27.10 30.03 33.22 38.68 40.34 44.28 47.13 61.42 55.98 60.74 65.77 71.08 76.61 82.88 89.50 96.52 101.07 109.96 119.81 130.71 143.01 156.77 171.17 187.82 33 14.77 15.39 19.80 21.98 24.43 27.10 30.03 33.22 38.68 40.34 44.28 48.44 51.42 55.96 60.74 65.77 71.06 78.81 82.88 89.50 95.52 103.98 109.96 119.81 130.71 143.01 156.77 171.17 187.82 204.80 34 18.39 18.19 21.98 24.43 27.10 30.03 33.22 38.68 40.34 44.26 48.44 52.85 55.98 60.74 65.77 71.06 76.61 82.86 89.50 98.52 103.96 113.10 119.81 130.71 143.01 156.77 171.17 187.82 204.80 222.36 35 18.19 20.20 24.43 27.10 30.03 33.22 38.88 40.34 44.26 48.44 52.85 57.52 60.74 65.77 71.06 78.81 82.88 89.50 98.52 103.96 113.10 123.23 130.71 143.01 156.77 171.17 187.82 204.80 222.38 238.50 36 20.20 22.46 24.91 27.59 30.52 33.69 37.07 40.67 44.51 48.56 52.65 87.37 62.12 67.12 72.35 78.26 84.52 88.47 95.30 103.68 112.96 123.24 134.64 147.82 161.39 177.09 193.10 216.00 231.68 244.60 37 22.45 24.91 27.59 30.52 33.69 37.07 40.67 44.51 48.56 52.85 57.37 62.12 67.12 72.35 78.28 84.52 91.15 95.30 103.68 112.96 123.24 134.84 147.82 161.39 177.09 193.10 209.65 231.68 244.60 258.53 38 24.91 27.59 30.52 33.69 37.07 40.67 44.51 48.56 52.85 57.37 62.12 67.12 72.36 78.28 84.52 91.15 98.18 103.68 112.96 123.24 134.84 147.82 161.39 177.09 193.10 209.85 224.87 244.60 268.53 271.56 39 27.59 30.52 33.69 37.07 40.67 44.51 48.56 52.85 57.37 62.12 67.12 72.36 76.26 84.52 91.15 98.18 106.82 112.96 123.24 134.84 147.82 161.39 177.09 193.10 209.65 224.87 237.41 258.53 271.56 287.16 40 30.52 33.69 37.07 40.67 44.51 48.56 52.85 57.37 62.12 67.12 72.35 76.26 84.52 91.15 98.18 106.82 116.38 123.24 134.84 147.62 161.39 177.09 193.10 209.66 224.87 237.41 260.92 271.56 287.16 304.52 41 31.70 34.89 37.08 40.59 44.28 48.19 52.30 56.64 61.19 65.97 71.35 77.07 80.43 98.63 94.25 102.69 112.04 122.58 134.38 146.72 160.99 175.55 196.94 211.24 223.02 235.42 247.60 287.16 304.52 320.76 42 34.89 38.28 40.59 44.28 48.19 52.30 56.64 61.19 65.97 71.35 77.07 83.11 86.63 94.25 102.69 112.04 122.58 134.38 146.72 160.99 175.55 190.59 211.24 223.02 235.72 247.60 261.82 304.52 320.78 334.32 43 38.28 41.90 44.28 48.19 52.30 56.64 61.19 65.97 71.35 77.07 83.11 89.52 94.25 102.69 112.04 122.58 134.38 146.72 160.99 175.55 190.59 204.43 223.02 235.72 247.60 261.82 277.85 320.76 334.32 344.83 44 41.90 45.70 48.19 52.30 56.64 61.19 65.97 71.35 77.07 83.11 89.52 97.39 102.69 112.04 122.58 134.38 146.72 160.99 175.55 190.59 204.43 215.83 235.72 247.60 261.82 277.65 292.45 334.32 344.83 351.38 45 45.70 49.74 52.30 58.84 61.19 65.97 71.35 77.07 83.11 89.52 97.39 106.11 112.04 122.58 134.38 146.72 160.99 175.55 190.59 204.43 215.83 228.11 247.60 261.62 277.65 292.45 304.82 344.83 351.38 353.86 46 45.08 48.93 52.98 57.25 61.71 68.75 72.09 75.07 80.86 87.97 95.84 104.57 114.41 125.42 138.93 150.26 163.84 184.24 197.61 208.83 220.51 231.62 270.26 288.61 301.89 314.66 324.54 382.39 385.09 388.69 47 48.93 52.98 57.25 61.71 68.75 72.09 77.75 80.86 87.97 95.84 104.57 114.41 125.42 138.93 150.26 163.84 177.88 197.61 208.63 220.51 231.62 244.93 286.61 301.89 314.66 324.54 330.71 385.09 388.69 394.88 48 52.98 57.25 61.71 68.76 72.09 77.75 83.74 87.97 95.84 104.57 114.41 125.42 138.93 150.26 163.64 177.88 190.80 208.63 220.61 231.62 244.93 259.74 301.89 314.66 324.54 330.71 333.05 388.69 394.88 404.37 49 57.25 61.71 68.75 72.09 77.75 83.74 91.11 95.84 104.57 114.41 125.42 136.93 150.26 163.64 177.88 190.8 201.44 220.51 231.62 244.93 259.74 273.59 314.66 324.54 330.71 333.05 336.16 394.88 404.37 409.43 50 61.71 66.75 72.09 77.75 83.74 91.11 99.27 104.57 114.41 125.42 136.93 150.26 163.84 177.88 190.80 201.44 212.91 231.62 244.93 259.74 273.59 285.16 324.54 330.71 333.05 336.16 341.52 404.37 409.43 413.40 51 64.45 89.61 75.07 80.86 87.97 95.84 104.57 110.32 120.94 132.04 144.89 157.99 177.88 190.80 201.44 212.91 223.64 261.62 277.65 292.45 304.82 314.40 372.05 374.68 378.18 384.21 393.44 450.00 450.00 450.00 52 69.61 75.07 80.88 87.97 95.84 104.57 114.41 120.94 132.04 144.89 157.99 171.53 190.80 201.44 212.91 223.64 236.48 277.65 292.45 304.82 314.40 320.38 374.66 378.18 384.21 398.44 398.37 450.00 450.00 450.00 53 78.07 80.96 87.97 95.84 104.57 114.41 125.42 132.04 144.89 157.99 171.53 183.98 201.44 212.91 223.64 236.48 250.78 292.45 304.82 314.40 320.38 322.64 378.18 384.21 393.44 396.37 402. 23 450.00 450.00 450.00 54 80.86 87.97 95.84 104.57 114.41 125.42 136.93 144.89 157.99 171.53 183.98 194.24 212.91 223.64 236.48 250.78 284.15 304.82 314.40 320.38 322.64 325.66 384.21 393.44 398.37 402.23 405.00 450.00 450.00 450.00 55 67.97 95.84 104.57 114.41 125.42 136.93 150.26 157.99 171.53 183.98 194.24 205.30 223.64 236.48 250.78 284.15 275.32 314.40 361.72 364.27 325.66 330.85 393.44 396.37 402.23 405.00 405.00 450.00 450.00 450.00 56 92.42 100.93 110.32 120.94 132.04 144.89 157.99 177.88 190.80 201.44 212.91 223.64 253.37 268.70 283.02 294.99 304.26 381.72 364.27 387.68 373.54 382.52 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 57 100.83 110.32 120.94 132.04 144.89 157.99 171.53 190.80 201.44 212.91 223.64 236.46 268.7 283.02 294.99 304.26 310.04 364.27 387.68 373.54 382.52 387.30 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 58 110.32 120.94 132.04 144.89 157.99 171.53 183.98 201.44 212.91 223.64 236.46 250.78 283.02 294.99 304.26 310.04 312.23 387.68 373.54 382.52 387.30 391.06 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 59 120.94 132.04 144.89 157.99 171.53 183.98 194.24 212.91 223.64 236.48 250.78 264.15 294.99 304.26 310.04 312.23 316.15 373.54 382.52 387.30 391.06 393.75 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 60 132.04 144.89 157.99 171.53 183.98 194.24 205.3 223.64 238.48 250.78 264.15 275.32 304.26 310.04 312.23 315.15 320.18 382.52 387.30 391.06 393.75 393.75 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00

Reinsurer Conversion Rates -- Male Smoker ANB Original Issue Age Cur Dur 31 32 33 34 35 36 37 38 39 40 41 42 43 44 45 46 47 48 49 50 51 52 53 54 55 56 57 58 59 60 1 0.35 0.38 0.42 0.45 0.50 0.58 0.62 0.69 0.78 0.83 0.88 0.94 0.88 0.95 1.06 1.06 1.18 1.18 1.30 1.41 1.56 1.73 1.86 2.09 2.31 2.57 2.85 3.14 3.47 3.82 2 0.51 0.58 0.63 0.68 0.76 0.62 0.90 0.98 1.08 1.14 1.22 1.30 1.27 1.37 1.49 1.85 1.81 1.90 2.07 2.30 2.53 2.82 2.99 3.30 3.81 3.98 4.38 4.78 5.28 5.75 3 0.62 0.87 0.75 0.83 0.88 0.95 1.02 1.13 1.21 1.31 1.45 1.58 1.58 1.73 1.91 2.12 2.37 2.47 2.73 3.02 3.34 3.66 3.93 4.31 4.71 5.17 5.68 6.22 8.83 7.48 4 0.88 0.72 0.83 0.88 0.95 1.02 1.10 1.23 1.35 1.49 1.65 1.84 1.85 2.07 2.28 2.56 2.84 2.97 3.30 3.63 4.02 4.44 4.74 5.21 5.73 6.29 6.91 7.58 8.32 9.13 5 0.72 0.79 0.88 0.95 1.02 1.10 1.20 1.35 1.49 1.67 1.88 2.11 2.13 2.38 2.66 2.97 3.29 3.44 3.83 4.23 4.88 5.17 5.54 6.09 6.70 7.38 8.13 8.92 9.78 10.73 6 0.98 1.04 1.12 1.21 1.30 1.41 1.55 1.62 1.82 2.05 2.29 2.80 2.52 2.80 3.12 3.48 3.88 4.19 4.64 5.16 5.71 6.30 6.76 7.44 8.21 9.01 9.91 11.51 12.64 13.88 7 1.17 1.28 1.34 1.44 1.57 1.76 1.94 1.99 2.23 2.52 2.64 3.19 3.11 3.48 3.87 4.33 4.80 5.33 5.90 6.53 7.22 7.97 8.57 9.45 10.38 11.44 12.59 14.52 15.92 17.50 8 1.24 1.35 1.36 1.60 1.69 1.89 2.13 2.18 2.44 2.75 3.10 3.45 3.50 3.90 4.34 4.85 5.35 5.93 6.57 7.23 8.00 8.79 9.71 10.66 11.75 12.91 14.17 15.96 17.52 19.19 9 1.43 1.56 1.58 1.72 1.94 2.17 2.41 2.47 2.76 3.09 3.44 3.82 3.95 4.40 4.85 5.40 5.97 6.56 7.25 7.98 8.79 9.66 11.18 12.26 13.60 14.80 16.26 17.84 19.57 21.48 10 1.60 1.76 1.83 2.01 2.24 2.60 2.79 2.91 3.23 3.59 3.98 4.41 4.54 5.03 5.55 6.10 6.74 7.42 8.16 8.96 9.84 10.80 12.77 14.00 15.39 16.88 18.52 20.32 22.30 24.47 11 2.13 2.35 2.48 2.71 3.00 3.33 3.69 3.77 4.16 4.81 5.11 5.64 5.96 6.57 7.24 7.94 8.72 9.57 10.61 11.52 12.63 13.84 17.26 18.93 20.74 22.78 25.01 26.93 29.56 32.47 12 2.21 2.41 2.50 2.75 3.04 3.34 3.73 3.82 4.21 4.88 5.14 5.67 5.93 6.51 7.13 7.82 8.55 9.87 10.80 11.84 12.97 14.21 17.47 19.17 21.03 23.13 26.43 27.37 30.11 33.09 13 2.33 2.57 2.62 2.90 3.19 3.53 3.90 3.98 4.37 4.82 5.31 5.62 6.06 6.62 7.25 7.96 8.70 10.29 11.26 12.34 13.52 14.81 18.36 20.17 22.20 24.45 26.94 28.98 31.94 35.15 14 2.56 2.80 2.79 3.06 3.37 3.73 4.11 4.18 4.58 5.05 5.54 6.07 6.26 6.85 7.51 8.22 8.97 10.97 12.03 13.18 14.44 15.86 19.29 21.25 23.44 25.85 28.63 30.73 33.88 37.30 15 2.84 3.10 2.93 3.22 3.66 3.90 4.30 4.48 4.91 5.38 5.90 6.44 6.65 7.29 7.96 8.70 9.53 12.03 13.18 14.44 15.87 17.50 20.84 22.99 25.42 28.09 31.03 32.58 35.93 39.58 16 3.13 3.43 3.24 3.58 3.90 4.30 4.72 4.91 5.38 5.90 6.44 7.05 7.96 8.70 9.50 10.40 11.39 13.87 15.21 16.76 16.48 20.43 23.15 25.63 28.38 31.39 34.69 36.42 40.11 44.09 17 3.3 3.62 3.48 3.82 4.21 4.80 6.05 5.23 5.73 6.26 6.85 7.51 8.70 9.50 10.40 11.39 12.48 16.26 16.63 18.62 20.59 22.82 25.30 28.04 31.03 34.33 37.90 38.65 42.48 46.57 18 3.68 4.01 3.85 4.22 4.83 6.08 5.54 5.73 6.26 6.85 7.51 8.22 9.50 10.40 11.43 12.50 13.82 18.96 18.78 20.84 23.11 25.88 28.45 31.53 34.66 38.54 42.46 43.18 47.32 51.74 19 4.08 4.45 4.28 4.67 5.10 5.57 6.08 6.26 6.85 7.51 8.22 8.97 10.4 11.43 12.61 13.94 15.44 19.03 21.13 23.47 26.08 28.95 32.11 35.56 39.27 43.24 47.54 48.15 52.60 57.31 20 4.54 4.94 4.73 5.16 5.61 6.10 6.68 6.86 7.51 8.22 8.98 9.88 11.53 12.73 14.10 15.84 17.40 21.51 23.93 26.59 29.57 32.80 36.32 40.09 44.15 46.46 53.06 53.58 58.31 63.29 21 5.05 5.48 5.51 5.99 6.52 7.09 7.70 8.20 8.97 9.88 10.85 11.98 14.59 16.31 18.14 20.18 22.51 25.06 27.91 31.02 34.41 38.09 41.03 45.17 49.53 54.18 59.09 61.05 66.17 71.58 22 5.48 5.91 5.94 6.43 6.98 7.59 8.30 9.34 10.26 11.3 12.51 13.87 16.23 18.09 20.16 22.50 25.07 27.23 30.28 33.62 37.19 41.04 43.96 46.19 52.67 57.39 62.33 67.51 72.95 79.02 23 8.08 6.58 6.59 7.12 7.75 8.47 9.28 10.49 11.55 12.81 14.22 15.82 18.58 20.72 23.13 25.82 28.75 31.18 34.57 38.24 42.16 46.35 49.48 54.01 58.77 63.77 69.04 74.55 80.68 87.13 24 6.79 7.34 7.34 7.98 8.72 9.55 10.50 11.91 13.21 14.67 16.33 18.21 21.40 23.91 26.65 29.69 32.99 35.68 39.42 43.44 47.71 52.19 55.50 60.35 65.44 70.77 76.35 82.58 68.19 96.15 25 7.73 8.38 8.42 9.20 10.08 11.09 12.24 13.91 15.45 17.16 19.12 21.32 24.99 27.84 30.94 34.33 37.98 40.84 44.95 49.29 53.86 58.71 52.15 67.33 72.79 78.49 84.88 91.67 98.81 106.36 26 8.11 8.82 9.63 10.54 11.58 12.78 14.12 16.51 18.32 20.33 22.57 25.09 27.84 30.84 34.11 37.85 41.43 45.46 49.75 54.27 59.07 64.12 67.60 73.04 78.74 85.16 91.98 99.20 106.85 116.24 27 8.82 9.83 10.54 11.58 12.78 14.12 15.64 18.32 20.33 22.57 25.09 27.84 30.84 34.11 37.65 41.43 45.46 49.75 54.27 59.07 64.12 89.43 73.04 76.74 85.16 91.98 99.20 106.85 116.24 126.65 28 9.83 10.54 11.58 12.78 14.12 15.64 17.35 20.33 22.57 26.09 27.84 30.84 34.11 37.65 41.43 45.46 49.75 54.27 59.07 54.12 69.43 75.01 78.74 85.16 81.88 99.20 106.85 116.24 126.65 138.18 29 10.54 11.58 12.78 14.12 15.64 17.35 19.26 22.57 25.09 27.64 30.84 34.11 37.65 41.43 45.46 49.75 54.27 59.07 64.12 69.43 75.01 80.86 85.16 91.98 99.20 106.85 116.24 126.65 138.18 151.18 30 11.58 12.78 14.12 15.64 17.35 19.26 21.38 25.09 27.84 30.64 34.11 37.65 41.43 45.46 49.75 54.27 59.07 64.12 69.43 75.01 80.86 87.47 91.98 99.20 106.85 116.24 126.65 138.18 151.18 186.73 31 12.07 13.34 16.08 17.83 19.80 21.98 24.43 27.10 30.03 33.22 38.88 40.34 43.07 47.13 51.42 55.98 60.74 65.77 71.08 76.61 82.88 89.50 93.84 101.07 109.96 119.81 130.71 143.01 156.77 171.17 32 13.34 14.77 17.83 19.80 21.98 24.43 27.10 30.03 33.22 38.68 40.34 44.28 47.13 61.42 55.98 60.74 65.77 71.08 76.61 82.88 89.50 96.52 101.07 109.96 119.81 130.71 143.01 156.77 171.17 187.82 33 14.77 15.39 19.80 21.98 24.43 27.10 30.03 33.22 38.68 40.34 44.28 48.44 51.42 55.96 60.74 65.77 71.06 78.81 82.88 89.50 95.52 103.98 109.96 119.81 130.71 143.01 156.77 171.17 187.82 204.80 34 18.39 18.19 21.98 24.43 27.10 30.03 33.22 38.68 40.34 44.26 48.44 52.85 55.98 60.74 65.77 71.06 76.61 82.86 89.50 98.52 103.96 113.10 119.81 130.71 143.01 156.77 171.17 187.82 204.80 222.36 35 18.19 20.20 24.43 27.10 30.03 33.22 38.88 40.34 44.26 48.44 52.85 57.52 60.74 65.77 71.06 78.81 82.88 89.50 98.52 103.96 113.10 123.23 130.71 143.01 156.77 171.17 187.82 204.80 222.38 238.50 36 20.20 22.46 24.91 27.59 30.52 33.69 37.07 40.67 44.51 48.56 52.65 87.37 62.12 67.12 72.35 78.26 84.52 88.47 95.30 103.68 112.96 123.24 134.64 147.82 161.39 177.09 193.10 216.00 231.68 244.60 37 22.45 24.91 27.59 30.52 33.69 37.07 40.67 44.51 48.56 52.85 57.37 62.12 67.12 72.35 78.28 84.52 91.15 95.30 103.68 112.96 123.24 134.84 147.82 161.39 177.09 193.10 209.65 231.68 244.60 258.53 38 24.91 27.59 30.52 33.69 37.07 40.67 44.51 48.56 52.85 57.37 62.12 67.12 72.36 78.28 84.52 91.15 98.18 103.68 112.96 123.24 134.84 147.82 161.39 177.09 193.10 209.85 224.87 244.60 268.53 271.56 39 27.59 30.52 33.69 37.07 40.67 44.51 48.56 52.85 57.37 62.12 67.12 72.36 76.26 84.52 91.15 98.18 106.82 112.96 123.24 134.84 147.82 161.39 177.09 193.10 209.65 224.87 237.41 258.53 271.56 287.16 40 30.52 33.69 37.07 40.67 44.51 48.56 52.85 57.37 62.12 67.12 72.35 76.26 84.52 91.15 98.18 106.82 116.38 123.24 134.84 147.62 161.39 177.09 193.10 209.66 224.87 237.41 260.92 271.56 287.16 304.52 41 31.70 34.89 37.08 40.59 44.28 48.19 52.30 56.64 61.19 65.97 71.35 77.07 80.43 98.63 94.25 102.69 112.04 122.58 134.38 146.72 160.99 175.55 196.94 211.24 223.02 235.42 247.60 287.16 304.52 320.76 42 34.89 38.28 40.59 44.28 48.19 52.30 56.64 61.19 65.97 71.35 77.07 83.11 86.63 94.25 102.69 112.04 122.58 134.38 146.72 160.99 175.55 190.59 211.24 223.02 235.72 247.60 261.82 304.52 320.78 334.32 43 38.28 41.90 44.28 48.19 52.30 56.64 61.19 65.97 71.35 77.07 83.11 89.52 94.25 102.69 112.04 122.58 134.38 146.72 160.99 175.55 190.59 204.43 223.02 235.72 247.60 261.82 277.85 320.76 334.32 344.83 44 41.90 45.70 48.19 52.30 56.64 61.19 65.97 71.35 77.07 83.11 89.52 97.39 102.69 112.04 122.58 134.38 146.72 160.99 175.55 190.59 204.43 215.83 235.72 247.60 261.82 277.65 292.45 334.32 344.83 351.38 45 45.70 49.74 52.30 58.84 61.19 65.97 71.35 77.07 83.11 89.52 97.39 106.11 112.04 122.58 134.38 146.72 160.99 175.55 190.59 204.43 215.83 228.11 247.60 261.62 277.65 292.45 304.82 344.83 351.38 353.86 46 45.08 48.93 52.98 57.25 61.71 68.75 72.09 75.07 80.86 87.97 95.84 104.57 114.41 125.42 138.93 150.26 163.84 184.24 197.61 208.83 220.51 231.62 270.26 288.61 301.89 314.66 324.54 382.39 385.09 388.69 47 48.93 52.98 57.25 61.71 68.75 72.09 77.75 80.86 87.97 95.84 104.57 114.41 125.42 138.93 150.26 163.84 177.88 197.61 208.63 220.51 231.62 244.93 286.61 301.89 314.66 324.54 330.71 385.09 388.69 394.88 48 52.98 57.25 61.71 68.76 72.09 77.75 83.74 87.97 95.84 104.57 114.41 125.42 138.93 150.26 163.64 177.88 190.80 208.63 220.61 231.62 244.93 259.74 301.89 314.66 324.54 330.71 333.05 388.69 394.88 404.37 49 57.25 61.71 68.75 72.09 77.75 83.74 91.11 95.84 104.57 114.41 125.42 136.93 150.26 163.64 177.88 190.8 201.44 220.51 231.62 244.93 259.74 273.59 314.66 324.54 330.71 333.05 336.16 394.88 404.37 409.43 50 61.71 66.75 72.09 77.75 83.74 91.11 99.27 104.57 114.41 125.42 136.93 150.26 163.84 177.88 190.80 201.44 212.91 231.62 244.93 259.74 273.59 285.16 324.54 330.71 333.05 336.16 341.52 404.37 409.43 413.40 51 64.45 89.61 75.07 80.86 87.97 95.84 104.57 110.32 120.94 132.04 144.89 157.99 177.88 190.80 201.44 212.91 223.64 261.62 277.65 292.45 304.82 314.40 372.05 374.68 378.18 384.21 393.44 450.00 450.00 450.00 52 69.61 75.07 80.88 87.97 95.84 104.57 114.41 120.94 132.04 144.89 157.99 171.53 190.80 201.44 212.91 223.64 236.48 277.65 292.45 304.82 314.40 320.38 374.66 378.18 384.21 398.44 398.37 450.00 450.00 450.00 53 78.07 80.96 87.97 95.84 104.57 114.41 125.42 132.04 144.89 157.99 171.53 183.98 201.44 212.91 223.64 236.48 250.78 292.45 304.82 314.40 320.38 322.64 378.18 384.21 393.44 396.37 402. 23 450.00 450.00 450.00 54 80.86 87.97 95.84 104.57 114.41 125.42 136.93 144.89 157.99 171.53 183.98 194.24 212.91 223.64 236.48 250.78 284.15 304.82 314.40 320.38 322.64 325.66 384.21 393.44 398.37 402.23 405.00 450.00 450.00 450.00 55 67.97 95.84 104.57 114.41 125.42 136.93 150.26 157.99 171.53 183.98 194.24 205.30 223.64 236.48 250.78 284.15 275.32 314.40 361.72 364.27 325.66 330.85 393.44 396.37 402.23 405.00 405.00 450.00 450.00 450.00 56 92.42 100.93 110.32 120.94 132.04 144.89 157.99 177.88 190.80 201.44 212.91 223.64 253.37 268.70 283.02 294.99 304.26 381.72 364.27 387.68 373.54 382.52 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 57 100.83 110.32 120.94 132.04 144.89 157.99 171.53 190.80 201.44 212.91 223.64 236.46 268.7 283.02 294.99 304.26 310.04 364.27 387.68 373.54 382.52 387.30 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 58 110.32 120.94 132.04 144.89 157.99 171.53 183.98 201.44 212.91 223.64 236.46 250.78 283.02 294.99 304.26 310.04 312.23 387.68 373.54 382.52 387.30 391.06 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 59 120.94 132.04 144.89 157.99 171.53 183.98 194.24 212.91 223.64 236.48 250.78 264.15 294.99 304.26 310.04 312.23 316.15 373.54 382.52 387.30 391.06 393.75 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00 60 132.04 144.89 157.99 171.53 183.98 194.24 205.3 223.64 238.48 250.78 264.15 275.32 304.26 310.04 312.23 315.15 320.18 382.52 387.30 391.06 393.75 393.75 450.00 450.00 450.00 450.00 450.00 450.00 450.00 450.00

EXHIBIT F – SELF-ADMINISTERED REPORTING

The Ceding Company will self-administer all reinsurance reporting. The Ceding Company will send the Reinsurer the reports listed below monthly, or reports of an equivalent nature containing such information as may be required by the Reinsurer to properly administer the reinsurance business ceded under this Agreement.

F.1	GENERAL REPORTING REQUIREMENTS

a.	New Business – This report will include new issues only, the first time the policy is reported to the Reinsurer. Automatic and Facultative business will be identified separately.

b.

First Year, Other than New Business – This report will include policies previously reported on the New Business detail and still in their first duration, or policies involved in first year premium adjustments.

c.	Renewal Year – This report will include all policies with renewal dates within the accounting period.

d.

Changes and Terminations – This report will include all policies affected by a change during the current reporting period. Type of change or termination activity must be clearly identified for each policy. The Ceding Company will identify the following transactions either by separate listing or unique transaction codes: Terminations, Reinstatements, Changes, Conversions, and Replacements. For Conversions and Replacements, the Ceding Company will report the Original Policy date, as well as the current policy date.

e.	In force – A detailed report listing the data shown in section F.3 (b) of this Exhibit for each policy in force.

f.

Policy Exhibit – Transactions will be summarized for activity during the current period and on a year-to-date basis, reporting the number of policies and Reinsured Net Amount at Risk. An example is shown in section F.4 of this Exhibit.

g.	Accounting Information – Premiums will be summarized for Life coverage, Benefits and Riders for both First Year and Renewal business. An example is shown in section F.5 of this Exhibit.

F.2	BUSINESS REPORTED ELECTRONICALLY

If reporting will be done electronically, the Ceding Company will send the Reinsurer a copy of their current file layout(s) including customization that specifies the columns in the order they appear in the file along with the data type (alpha, numeric) and the exact length of each field. Also a data dictionary will be provided that states a brief definition of each field contained in the file(s), as well as a listing of valid values for fields where applicable and an explanatory key to interpret plan codes, treaty pointers, underwriting and smoking class codes. File format and data types should remain consistent across each reporting period. Future changes to the file layout or data dictionary will be promptly communicated (preferably sixty (60) days in advance) to the Reinsurer in writing prior to the change taking effect.

(460, C01) 15782-00-00	49	12/14/2017

F.3	GENERAL STATEMENT SPECIFICATIONS

The data requirements listed below represent a general outline of the information that the Ceding Company will provide to the Reinsurer so that the Reinsurer may properly administer the reinsurance business ceded under this Agreement. Depending upon the exact nature of the reinsurance arrangement, not all references below may apply and/or additional information may be required.

a.	The following information should appear on the transaction statements for each benefit to be reinsured and for each insured, including all insureds on a joint policy:

Ceding Company identifier

Policy number

Policy issue date

Reinsurance effective date

Policy application date, if used to determine treaty eligibility

Transaction type code (New Business, Renewal, Conversion, Termination, etc.)

Business Source/Issue type code (New Business, Continuation, etc.)

Effective date of any policy change, reissue or termination

Name of each insured

Date of birth of each insured

Issue age of each insured

Gender of each insured

Mortality rating of each insured

Underwriting classification of each insured

Underwriting method (Accelerated, Fully Underwritten, Guaranteed, Modified,

                                    Simplified)

Smoking class of each insured

Automatic or Facultative indicator

YRT indicator

Plan code

Treaty pointer

Original face amount of the policy

Amount ceded to the Reinsurer

Ultimate Amount, if applicable

Amount of premium being paid, separated for supplementary benefits

Amount of reinsurance premium allowances, if any

Policy fee, if any

Flat Extra premium and number of years payable

Joint policy indicator

b.

The Ceding Company will send the Reinsurer an In force report. The following information should appear on the In force file for each benefit to be reinsured and for each insured, including all insureds on a joint policy:

Ceding Company identifier

Policy number

Policy issue date

Reinsurance effective date

Policy application date, if used to determine treaty eligibility

Business Source/Issue type code (New Business, Continuation, etc.)

Name of each insured

Date of birth of each insured

Issue age of each insured

(460, C01) 15782-00-00	50	12/14/2017

Gender of each insured

Underwriting classification of each insured

Underwriting method (Accelerated, Fully Underwritten, Guaranteed, Modified,

                                    Simplified)

Smoking class of each insured

Mortality rating of each insured

Automatic or Facultative indicator

YRT indicator

Original face amount of the policy

Amount ceded to the Reinsurer

Ultimate Amount, if applicable

Joint policy indicator

F.4	POLICY EXHIBIT

The Ceding Company will send the Reinsurer summary policy exhibit information similar to the following example:

Policy Summary Classification	Number of Policies	Reinsurance Amount
In force as of last report	1,000	$800,000,000

New Issues	10	1,000,000
Continuations (added)	1	100,000
Reinstatements	1	100,000
Increases	3	500,000

Deduct by:
Death	1	300,000
Lapse	6	500,000
Continuations (terminated)	1	100,000
Decreases	2	100,000

In force as of current report	1,005	800,700,000

(460, C01) 15782-00-00	51	12/14/2017

F.5	ACCOUNTING SUMMARY

The Reinsurer requires the Ceding Company to send summary accounting information similar to the following example with each statement:

		Premiums	Allowance	Net Premium		Totals	Total Due

First Year
Total	Base	$2,300.00	0.00	$2,300.00	Cash Value	0.00
	ADB	100.00	0.00	100.00	Benefits/Claims	0.00
	Waiver	100.00	0.00	100.00	Policy Fee	0.00
	Other	0.00	0.00	0.00	Dividend	0.00
					Prem Tax	0.00
	Total	$2,500.00	0.00	$2,500.00	Net Premium	$2,500.00	$2,500.00

Renewal
Total	Base	$25,000.00	0.00	$25,000.00	Cash Value	0.00
	ADB	1,000.00	0.00	1,000.00	Benefits/Claims	0.00
	Waiver	1,500.00	0.00	1,500.00	Policy Fee	0.00
	Other	0.00	0.00	0.00	Dividend	0.00
					Prem Tax	0.00
	Total	$27,500.00	0.00	$27,500.00	Net Premium	$27,500.00	$27,500.00

First Year & Renewal	Base	$27,300.00	0.00	$27,300.00	Cash Value	0.00
	ADB	1,100.00	0.00	1,100.00	Benefits/Claims	0.00
	Waiver	1,600.00	0.00	1,600.00	Policy Fee	0.00
	Other	0.00	0.00	0.00	Dividend	0.00
					Prem Tax	0.00
	Total	$30,000.00	0.00	$30,000.00	Net Premium	$30,000.00	$30,000.00

(460, C01) 15782-00-00	52	12/14/2017

EXHIBIT G – SAMPLE APPLICATION FOR FACULTATIVE REINSURANCE

REINSURANCE GROUP OF AMERICA

CEDING COMPANY		FACSIMILE NUMBER

UNDERWRITER	E-MAIL	TELEPHONE NUMBER

BY		DATE

PROPOSED INSURED (LAST NAME)	(FIRST)	(MIDDLE)	DATE OF BIRTH	AGE

SEX	STATE OF BIRTH	STATE OF RESIDENCE	OCCUPATION
☐ M ☐ F

BASIS			☐ AUTOMATIC	NUMBER OF PAGES
	☐ NEAREST BIRTHDAY	☐ YRT	☐ FACULTATIVE
	☐ LAST BIRTHDAY	☐ CO-INS

	LIFE	WAIVER	ADB		REQUIREMENTS
PREVIOUS IN FORCE						ATTACHED	OUTSTANDING
RETENTION					APP	☐	☐
CURRENT APPLICATION					EXAM	☐	☐
PROPOSED RETENTION					ECG	☐	☐
REPLACEMENT?					XRAY	☐	☐
REINSURANCE APPLIED FOR					BLOOD	☐	☐
RATING					PROF
					HIV	☐	☐
			YES	NO	HOS	☐	☐
DOES APPLICATION REPRESENT EXERCISE OF A GUARANTEED INSURABILITY OPTION OR ANY OTHER SPECIAL BENEFIT?					ORAL FLUID	☐	☐
WILL POLICY CONTAIN AN AVIATION EXCLUSION PROVISION?					APS	☐	☐
IS REINSURANCE BEING SUBMITTED ELSEWHERE?					DR:
IF YES, WHERE:
IN EXCESS OF JUMBO?
SMOKING/TOBACCO STATUS					APS	☐	☐
☐ NO TOBACCO		☐ NONSMOKER			DR:
☐ TOBACCO		☐ SMOKER
					APS	☐	☐
REMARKS					DR:

REFER TO
					INSP/PHI	☐	☐
KEEP TOGETHER WITH ☐JOINT LIFE ☐ GROUP/BUSINESS/FAMILY NAME		DATE OF BIRTH	RELATIONSHIP		BBIR FINANCIAL	☐ ☐	☐ ☐

PLEASE INDICATE REASON SUBMITTED AND CODES YOUR COMPANY IS REPORTING TO MIB

(460, C01) 15782-00-00	53	12/14/2017

EXHIBIT H – ALLOCATION RULES FOR PLACEMENT OF FACULTATIVE CASES

The Ceding Company will place the case with the reinsurer having the first in best offer.

(460, C01) 15782-00-00	54	12/14/2017

EXHIBIT I – HIGH NET WORTH FOREIGN NATIONAL PROGRAM

The Ceding Company’s High Net Worth Foreign National Program is a formal program under which business is solicited from non-U.S. citizens and non-permanent residents (i.e., non-Green Card holders) with temporary visas associated with residency in the Standard “A” countries/ jurisdictions specified in Exhibit J, Countries Eligible for Automatic Binding of High Net Worth Foreign Nationals. All solicitations of insurance products must be made within the U.S. (U.S. embassies will not be accepted).

The Reinsurer and the Ceding Company agree that the Ceding Company’s High Net Worth Foreign National business will be automatically reinsured under the terms of this Agreement except for the following differences:

1.	Available Products: Permanent plans only except VUL. Available riders are restricted to term riders.

2.

Automatic Issue Limits: The total Automatic Issue Amounts available to the Ceding Company on a per life basis, including amounts retained by the Ceding Company and all automatic reinsurance, will be as follows. Preferred consideration will be on an individual basis.

Single Life:

Issue Ages	Standard – Table 4
25 – 70	$15,000,000

Joint Life:

Issue Ages	Standard – Table 4
25 – 70	$15,000,000

3.

Automatic Binding Limits: The Reinsurer will automatically accept 15% of the excess over the Ceding Company’s Retention, as specified in Exhibit A, not to exceed the following limits on a per life basis. Preferred consideration will be on an individual basis.

Single Life:

Issue Ages	Standard – Table 4
25 – 70	$1,500,000

Joint Life:

Issue Ages	Standard – Table 4
25 – 70	$1,125,000

4.	In Force Limits:

In force and applied for in all companies on any one life:    $35,000,000

(460, C01) 15782-00-00	55	12/14/2017

5.	Eligibility:

a)

Acceptable visas include E1-2, H1B, H4, K1-4, L1-2 and V1-3. Participation of B-1 and B-2 visa holders requires a facultative review. Participation of EB-5 visa holders is subject to additional criteria.

b)	Photocopy of valid temporary visa.
c)	Passport ID page with photo and stamp for entry into U.S.
d)	Photocopy of U.S. entry visa if issued.
e)	Demonstrate 3 years of continuous U.S. residence or multiple other evidences of permanence such as owning a home, marriage to a U.S. Citizen, long term U.S. employment, etc.
f)	Intent to remain in the U.S. permanently (i.e. residing in U.S. minimum 6 months annually).
g)	Require Social Security Number, Taxpayer Identification Number, or completed W8-BEN.
h)	Applicant must not be employed in an occupation deemed ineligible for this program.

6.	Underwriting Requirements:

a)	All aspects of the application process must take place in the U.S.
b)

Cover letter that explains the need and purpose of the coverage, to include the need for a U.S. dollar contract, and how the face amount was determined. A reasonable, demonstrated insurable interest loss must exist, along with a strong economic tie with the U.S. or U.S. tax liability.

c)	The Company’s normal age and amount requirements apply, in addition to a Hepatitis Screen for all applicants.
d)

All examinations must be performed in the U.S. Exams for non-English speaking clients must be performed by an examiner approved by the Company and with an independent translator. An advisor or family member cannot be the translator.

e)	Inspection Report for policies with face amounts greater than or equal to $3,000,000.
f)	Foreign Travel Questionnaire.
g)

Minimum U.S. Net Worth of $2,500,000. Validation of financials and justification for death benefit amount. Require the Company’s Confidential Financial Statement (CFS). Only U.S. assets count toward financial justification, as foreign assets cannot be verified.

h)

Preferred consideration will be on an individual basis (i.e., must have medical records demonstrating routine medical care. If records are other than English, translation required prior to submission).

i)	No one life uninsurable for joint life plans.
j)	Policy ownership must comply with the associated program parameters.
k)	Private aviation is excluded from the program.

(460, C01) 15782-00-00	56	12/14/2017

EXHIBIT J – COUNTRIES ELIGIBLE FOR AUTOMATIC BINDING OF HIGH NET

WORTH FOREIGN NATIONALS

Standard A Country	Region	Limit to Standard
American Samoa
Andorra
Anguilla
Antigua
Aruba
Australia
Austria
Barbados
Belize		X
Bermuda
Bonaire
Brazil*		X
Britain/Great Britain/UK/England
British Virgin Islands
Brunei
Bulgaria
Canary Islands
Cayman Islands/Grand Cayman
Chile
China*	Beijing, Chongqing, Guangzhou, Shanghai, Sheyang, Tianjin	X
Croatia
Curacao
Cyprus
Czech Republic
Denmark
Dominica
Dominican Republic		X
Dubai
Falkland Islands
Finland
French Guyana
French Polynesia
Germany
Greenland
Grenada

      *Director sign-off is required for Preferred consideration.

      **No Preferred allowed. Director sign-off is required for Standard.

(460, C01) 15782-00-00	57	12/14/2017

Standard A Country	Region	Limit to Standard
Guadeloupe
Guam
Hong Kong
Hungary
Iceland
India*	Delhi, Mumbai	X
Israel	West Bank and Gaza strip excluded
Italy
Jamaica		X
Latvia
Liechtenstein
Lithuania
Luxembourg
Macau
Malaysia
Malta
Marshall Islands
Martinique
Mexico*		X
Monaco
Montenegro
Montserrat
Netherlands
Netherlands Antilles
Netherlands/Holland
Nevis
New Caledonia
New Zealand
Norway
Oman
Paraguay		X
Peru		X
Philippines**	Manila	X
Portugal
Qatar
Romania
Saba
Saint Croix
Saint Eustatius
Saint John

      *Director sign-off is required for Preferred consideration.

      **No Preferred allowed. Director sign-off is required for Standard.

(460, C01) 15782-00-00	58	12/14/2017

Standard A Country	Region	Limit to Standard
Saint Kitts
Saint Lucia
Saint Martin
Saint Pierre and Miquelon
San Marino
Scotland
Slovakia
Slovenia
South Korea
St Kitts & Nevis
St Lucia
St Maarten
St Vincent & the Grenadines
Sweden
Taiwan
Thailand**		X
Trinidad & Tobago		X
Turkey**	Istanbul, Ankara	X
Turks & Caicos Islands
United Kingdom
Vatican City
Wales

      *Director, sign-off is required for Preferred consideration.

      **No Preferred allowed. Director sign-off is required for Standard.

(460, C01) 15782-00-00	59	12/14/2017

15782-00-01

AMENDMENT

to the

AUTOMATIC/FACULTATIVE YRT REINSURANCE AGREEMENT

Effective January 1, 2018

(hereinafter referred to as the “Agreement”)

between

PENN MUTUAL LIFE INSURANCE COMPANY

and

PENN INSURANCE AND ANNUITY COMPANY

Horsham, Pennsylvania

(hereinafter collectively referred to as the “Ceding Company”)

and

RGA REINSURANCE COMPANY

Chesterfield, Missouri

(hereinafter referred to as the “Reinsurer”)

This Amendment is Effective January 1, 2018

I.	REVISED AUTOMATIC BINDING LIMITS

As of the effective date of this Amendment, Exhibit C.2 – Binding Limits, Automatic Binding Limits is hereby amended in its entirety by replacement with the attached Exhibit C.2 in order to provide for increased automatic binding limits.

II.	All provisions of the Agreement not specifically modified herein remain unchanged.

IN WITNESS WHEREOF, all parties have executed this Amendment in duplicate as follows:

PENN MUTUAL LIFE INSURANCE COMPANY	PENN INSURANCE AND ANNUITY COMPANY

By:	By:
(Signature)	(Signature)

Title:	AVP Inforce & Mortality Mgmt	Title:	VP, Product Management

Date:	March 5, 2018	Date:	March 5, 2018

Location:	Horsham, PA	Location:	Horsham, PA

RGA REINSURANCE COMPANY

By:
(Signature)

Title: Vice President

Date:	3/1/2018

Location: Chesterfield, Missouri

(460, C01) 15782-00-01	03/01/18

EXHIBIT C – BINDING LIMITS (ltem C.2 Only)

C.2	AUTOMATIC BINDING LIMITS

a.	Life

For the purpose of determining the Automatic Binding Limits in the below table, temporary or permanent Flat Extra ratings are converted at a rate of one table (25%) for each $2.50 per 1,000 charge for issue ages 0 through 70, and $5.00 per 1,000 for issue ages 71 and up.

Issue Age	Standard	Tables 1-5	Tables 6-10	Tables 11-16
0 to 60	$55,000,000	$55,000,000	$44,000,000	$33,000,000
61 to 65	$55,000,000	$44,000,000	$33,000,000	$27,500,000
66 to 70	$55,000,000	$38,500,000	$27,500,000	$22,000,000
71 to 80	$31,800,000	$18,950,000	$9,800,000	$6,750,000
81 to 85	$15,900,000	$2,000,000*	$1,000,000*	$500,000*

*Represents Ceding Company Retention only

The pool maximum Automatic Binding amounts above include the Ceding Company’s Retention per insured.

For joint plans, if both lives are insurable, the Automatic Binding Limit is based on the healthiest life, including amounts of life Insurance in force and amounts ultimately issued with Penn Mutual. The Ultimate Amount, including joint policies, is included on each life for the purpose of evaluating the Automatic Binding Limit. When one life is uninsurable, the Automatic Binding Limit is based on the insurable life. When one life is Facultative only, the case will be submitted for Facultative consideration.

b.	Professional Athletes will not be covered on an Automatic basis.

c.

In the case of two single life policies converting to a single joint policy, the Reinsurer’s Automatic Binding limit for the New Policy will be the Reinsured Net Amount at Risk of the Original Policy with the least amount of such risk.

(460, C01) 15782-00-01	03/01/18

15782-01-00

ADDENDUM

to the

AUTOMATIC/FACULTATIVE YRT

REINSURANCE AGREEMENT

Effective January 1, 2018

(hereinafter referred to as the “Agreement”)

between

PENN MUTUAL LIFE INSURANCE COMPANY

and

PENN INSURANCE AND ANNUITY COMPANY

Horsham, Pennsylvania

(hereinafter collectively referred to as the “Ceding Company”)

and

RGA REINSURANCE COMPANY

Chesterfield, Missouri

(hereinafter referred to as the “Reinsurer”)

This Addendum is Effective January 1, 2019

ADDITION OF THE VERSATILE CHOICE WHOLE LIFE PLAN

I.	Business Covered: As of the Effective Date of this Addendum, the attached Exhibit B – Business Covered is hereby added to the Agreement which now includes coverage for the above Plan.

II.	Retention: The Ceding Company’s Retention schedule applicable to the above Plan is the same as that stated in Exhibit A – Retention Schedule of the Ceding Company contained in the base Agreement.

III.

Binding Limits: The binding limits applicable to the above Plan are the same as that stated in Exhibit C – Binding Limits contained in the base Agreement. The Issue Age Limits for the Single Life Permanent Plans contained in C.5 of the base Agreement apply to the above Plan.

IV.

Reinsurance Premiums: The premium rate basis applicable to the above Plan is the same as that for the single life permanent plans as stated in Exhibit D – Reinsurance Premiums contained in the Agreement, including the use of the life premium rates shown in Exhibit D – Rate Schedule 1 also contained in the Agreement.

(460) 15782-01-00	1	01/24/19

All provisions of the Agreement not specifically modified herein remain unchanged.

IN WITNESS WHEREOF, all parties have executed this Addendum in duplicate as follows:

PENN MUTUAL LIFE INSURANCE COMPANY	PENN INSURANCE AND ANNUITY COMPANY
By:	By:
(Signature)	(Signature)

Title:	AVP, UW & Mortality	Title:	VP, Product Management

Date:	Jan 24, 2019	Date:	Jan 25, 2019

Location:	Horsham, PA	Location:	Horsham, PA

RGA REINSURANCE COMPANY

By:
(Signature)

Title: Vice president & Actuary

Date:	1-24-2019

Location: Chesterfield, Missouri

(460) 15782-01-00	2	01/24/19

EXHIBIT B – BUSINESS COVERED

Plans Being Added to the Agreement

Effective January 1, 2019

The business reinsured under this Agreement is defined to include the following:

Policies issued on the business identified below will qualify for reinsurance if the application date for the policy is on or after the Effective Date of this Addendum.

Additional Plans Covered
Versatile Choice Whole Life

Benefits & Riders
The Single Life Riders identified under Exhibit B in the base Agreement are also available under this plan.

(460) 15782-01-00	3	01/24/19